                            HOTCHKIS AND WILEY FUNDS

                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400
                                  800-236-4479

                               INVESTMENT ADVISOR
                               HOTCHKIS AND WILEY
                           725 SOUTH FIGUEROA STREET
                                   SUITE 4000
                       LOS ANGELES, CALIFORNIA 90017-5400

                                 LEGAL COUNSEL
                           GARDNER, CARTON & DOUGLAS
                             321 NORTH CLARK STREET
                            CHICAGO, ILLINOIS 60610

                            INDEPENDENT ACCOUNTANTS
                           PRICEWATERHOUSECOOPERS LLP
                           100 EAST WISCONSIN AVENUE
                              MILWAUKEE, WI 53202

                                  DISTRIBUTOR
                       PRINCETON FUNDS DISTRIBUTOR, INC.
                             800 SCUDDERS MILL ROAD
                          PLAINSBORO, NEW JERSEY 08536

                                 ADMINISTRATOR
                               AND TRANSFER AGENT
                       FIRSTAR MUTUAL FUND SERVICES, LLC
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

                                   CUSTODIAN
                          FIRSTAR BANK MILWAUKEE, N.A.
                            615 EAST MICHIGAN STREET
                           MILWAUKEE, WISCONSIN 53202

         THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

                                 ANNUAL REPORT

                                 JUNE 30, 1999

                        [HOTCHKIS AND WILEY FUNDS LOGO]

                            HOTCHKIS AND WILEY FUNDS

                               EQUITY INCOME FUND
            -------------------------------------------------------
                                  MID-CAP FUND
            -------------------------------------------------------
                                 SMALL CAP FUND
            -------------------------------------------------------
                               INTERNATIONAL FUND
            -------------------------------------------------------
                               GLOBAL EQUITY FUND
            -------------------------------------------------------
                                 BALANCED FUND
            -------------------------------------------------------
                             TOTAL RETURN BOND FUND
            -------------------------------------------------------
                               LOW DURATION FUND
            -------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND


                     HOTCHKIS AND WILEY: INVESTMENT ADVISOR

                        [HOTCHKIS AND WILEY FUNDS LOGO]

EQUITY INCOME FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in U.S. stocks.

MID-CAP FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests primarily in stocks of U.S. companies with market capitalizations of less than $10 billion.

SMALL CAP FUND
Seeks capital appreciation. The Fund invests primarily in stocks of U.S. companies with market capitalizations of less than $2 billion.

INTERNATIONAL FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests in international stocks.

GLOBAL EQUITY FUND
Seeks current income and long-term growth of income, accompanied by growth of capital. The Fund invests in U.S. and international stocks.

BALANCED FUND
Seeks to preserve capital while producing a high total return. The Fund's assets are allocated between stocks and bonds.

TOTAL RETURN BOND FUND
Seeks to maximize long-term total return. The Fund invests in bonds of varying maturities with a portfolio duration of two to eight years.

LOW DURATION FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration of one to three years.

SHORT-TERM INVESTMENT FUND
Seeks to maximize total return, consistent with preservation of capital. The Fund invests in bonds of varying maturities with a portfolio duration which will generally not exceed one year.

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

SHAREHOLDER LETTER.....................................     3
SCHEDULE OF INVESTMENTS:
  EQUITY INCOME FUND...................................    15
  MID-CAP FUND.........................................    17
  SMALL CAP FUND.......................................    19
  INTERNATIONAL FUND...................................    21
  GLOBAL EQUITY FUND...................................    24
  BALANCED FUND........................................    28
  TOTAL RETURN BOND FUND...............................    32
  LOW DURATION FUND....................................    36
  SHORT-TERM INVESTMENT FUND...........................    41
STATEMENT OF ASSETS AND LIABILITIES....................    44
STATEMENT OF OPERATIONS................................    46
STATEMENT OF CHANGES IN NET ASSETS.....................    48
NOTES TO THE FINANCIAL STATEMENTS......................    52
FINANCIAL HIGHLIGHTS...................................    59
REPORT OF INDEPENDENT ACCOUNTANTS......................    68

                        [HOTCHKIS AND WILEY FUNDS LOGO]

                            HOTCHKIS AND WILEY FUNDS

                        [HOTCHKIS AND WILEY FUNDS LOGO]

DEAR FELLOW SHAREHOLDERS:

We are pleased to present to you the annual report of Hotchkis and Wiley Funds for the fiscal year ended June 30, 1999.

EQUITY INCOME FUND
The last six months of calendar-year 1998 were a time of great volatility and dramatic events in the marketplace. July began strongly with a narrow group of the largest growth stocks accounting for most of the gain. Underneath this narrow group, the erosion of stock prices, which had began in April, continued with value stocks underperforming dramatically.

On July 17, 1998, the entire market fell sharply, culminating in a selling crescendo in the last three trading days in August. During the sell-off, a shift in investor preference began to emerge, as investors refocused on underlying valuation support and were drawn to truly over-sold opportunities within the market. From August 26 through October 8, the more value-oriented stocks performed well relative to the S&P 500 Index. In particular, the Fund gained significantly against the S&P 500. From August 26 through October 8, the Fund generated a -3.4% return while the S&P 500 returned -11.2% and the Russell 1000 Value Index returned -8.1%.

The correction ended in early October when the market was reignited by three rate cuts in quick succession as the Federal Reserve pumped liquidity into the global marketplace. Investors once again crowded into a handful of the largest, most liquid names and the market, as measured by the S&P 500, produced sensational but narrow returns. There continued to be a wide disparity in performance between growth and value styles, as well as between mega-cap stocks and all the others - large, mid, and small-cap.

Moving into the first quarter of 1999, equity investors continued to ignore value and, instead, focused their preference on the more growth-oriented areas of the market. Technology issues led the charge (+14.1%), as this already highly priced sector extended its earnings multiples to ever higher levels. Meanwhile, the S&P 500 managed to post another impressive gain of 5.0% for the quarter.

As a disciplined value investor, the Fund did not participate in this momentum-driven euphoria. Our lack of exposure to the volatile technology sector, a sector that we saw as becoming greatly overvalued, hurt our relative performance. Our fundamental research and value orientation dictated that we remain invested in the cheapest areas of the market. History tells us that fundamental underlying valuation is ultimately recognized by investors, and consequently, we remained heavily committed to many of the overlooked manufacturing cyclicals and utility stocks.

Finally, during the second quarter of 1999, value-oriented investors enjoyed a bullish move in the equity market, particularly during the nine weeks from the second week of April to mid June. Strong economic activity in the U.S., along with signs of earlier-than-expected recoveries in Asia and Latin America, spurred investor interest in industrial stocks. The basic industry sector of the S&P 500 rose a healthy 20.2% for the quarter. Although the initial catalyst behind the abrupt shift in investor preference appeared to have been economic strength, exceptional valuation opportunities attracted general investor interest into other value areas of the market in April and May. At the same time many growth stock issues began to falter; for example, the healthcare sector of the S&P 500 fell 5.0% during these two months.

For the year, returns in the Fund came predominantly from basic material stocks and telephones. Alcoa, Georgia-Pacific and Weyerhaeuser were up 84.7%, 57.9% and 48.0%, respectively. Alltel and AT&T also were strong performers, posting gains of 55.4% and 47.5%, respectively. Returns were hampered by our holdings in the energy sector, which suffered from historically low oil prices, and from the Fund's lack of exposure to technology and drug companies, which were among the best performing sectors and continue to trade at what we believe are excessive valuation levels.

Given the prolonged dynamics which favored momentum and growth stocks in 1998 and the first quarter of 1999, we believe the opportunity for value investing is considerable. Although we began to see a significant broadening of performance and rotation into value (value indices outpaced the growth indices an average of over 9% in April 1999), we believe this recent trend has captured only a small portion of the opportunity for value investors.

The roaring bull market has produced phenomenal performance during the past five years, with an average annualized return of 27.4% for the large cap-weighted S&P
500. The cost of this phenomena, however, is historic high-price valuations and an increased risk profile for the capitalization-weighted indices and similarly structured equity portfolios. By comparison, we believe the valuation profile of our portfolio is reasonable and in line with earnings and growth prospects. Furthermore, we believe that we are particularly well positioned to take advantage of any continued rebound of value securities in the equity market.

MID-CAP FUND
In 1998, the world economy grew at a less than expected 2%, the slowest rate since 1991 and less than half the growth rate of 1997. This economic meltdown, led by depressions in Asia, caused a flight to quality in financial markets that was exacerbated by illiquid hedge funds. In response, many investors viewed stocks with large market capitalizations and high liquidity as a safe haven from turbulent markets, notwithstanding their valuation characteristics. As a result, investors bid up these stocks, paying enormous liquidity premiums, correlating size to safety. Not surprisingly, small and medium sized companies were penalized during this period.

Our value orientation focused our attention on those companies that were hardest hit by the turmoil: oil companies, basic materials stocks and almost any company with under $2 billion in market capitalization. Initially, increasing our positions in these areas hurt the Fund's performance. During the last six months of calendar 1998, the Fund was down 11.8% versus a positive 0.9% return for the Russell Midcap Index. In hindsight we increased positions early. However, it was the sharp reversal of this dynamic that helped the Fund return 22.0% in the first half of calendar 1999 versus 10.3% for the Russell Midcap Index. We believe the world economic outlook for 1999 should continue to improve and the valuation premium for size should continue to diminish.

While 1999 year-to-date outperformance has been substantial, we believe the case for value investing in the mid-cap universe still holds. For instance, thirteen of the stocks we currently hold were up more than 30% in the second quarter. Yet, the median stock within this group is still almost 40% off of its 52-week high. Six of these stocks are still trading below 10x projected earnings.

As we mentioned earlier, we are finding many inexpensive stocks with modest earnings outlooks and cyclical exposure. The valuations are still inexpensive and the earnings outlook is continuing to improve with the world economy. For example, we added to a U.S. steel company trading near book value and less than 10x projected earnings. The U.S. steel industry should regain pricing power by next year as a strong U.S. economy and restrictions on imports create a tight market. The average investor, however, appears uninterested in this company's improved earnings outlook. The Fund continues to emphasize stocks with both low valuation metrics and growth expectations.

SMALL CAP FUND
For the past four quarters, U.S. small cap value stocks have suffered from a severe bear market. During most of the last year, investors favored large cap, liquid, blue chip stocks. This investor preference resulted from an uncertain worldwide economic environment. Major Asian economies such as Japan were experiencing recessionary conditions while economic conditions in the emerging markets such as Russia continued to worsen. Here in the U.S., the announcement of hedge fund losses in the third quarter of 1998 and their uncertain ramifications on large financial institutions spooked an already frightened equity market. Thus, this combination of international economic turmoil coupled with an uncertain outlook here in the U.S. created one of the most volatile periods in recent memory. In response, many investors viewed stocks with large market capitalizations and high liquidity as a safe haven from turbulent markets, notwithstanding their valuation characteristics. As a result, investors bid up these stocks, paying enormous liquidity premiums, correlating size to safety. Not surprisingly, small caps were penalized during this period.

The performance of U.S. small cap value stocks for the first six months of 1999 showed remarkable contrast between their uncertain outlook at the start of this year and their dramatic rebound during the second quarter. After a dismal 1998, small cap stocks continued to have a cloudy outlook for much of the first quarter of 1999 despite vast valuation disparities between small cap and large cap stocks. Small caps continued to be plagued by overall investor preference for larger cap and more liquid stocks in the marketplace. However, the second quarter of 1999 marked a sharp turnaround for U.S. small cap value stocks. The Russell 2000 Index of small cap companies outperformed the S&P 500 Index by over 863 basis points, the magnitude of which had not been seen for the last six years! So what happened? First, the relative valuation of small caps versus large caps was near an all time high. Second, the relative valuation of value stocks versus growth stocks was also near an all time high. Lastly, investor sentiment with respect to the global economy improved, which sparked a rally in beaten down cyclical stocks. This rally broadened to include value stocks that were well represented by many small cap issues. As investors rushed to small cap value stocks, a strong rebound from oversold levels drove small cap returns past those of large cap growth stocks. The Fed's adoption of a tightening bias in its monetary policy slowed the small cap rally but continued to buoy value stocks.

Although the second quarter returns of small cap stocks were stellar, we believe small cap stocks are still attractive due to their strong relative valuation. 1998 through the first quarter of 1999 was one of the worst small cap value markets on record. Positive returns were concentrated in a narrow band of large blue chip growth stocks and highflying internet related stocks. For example, in 1998, the top 10% of the S&P 500 contributed over 80% of the Index's return and 18 internet related issues contributed nearly 40% of the Russell 2000 Index's 1999 year-to-date return. We believe the recent rebound in small cap stocks and value stocks has plenty of potential given the degree of their undervaluation compared to historical levels.

For the twelve months ended June 30, 1999, the Fund returned a negative 14.3% versus a positive 1.5% for the Russell 2000 Index. This underperformance was largely attributable to a dismal first nine months, when large cap stocks handily beat the smaller issues. However, the rotation into small cap stocks in the second quarter of 1999 was very gratifying. We were particularly pleased to see that investors not only shifted their focus from large cap stocks to small cap stocks but also from growth to value. Historically, these two characteristics, small cap and value, have been associated with superior returns but in 1998 and the first quarter of 1999 they were associated with severe underperformance relative to the Russell 2000 and the S&P 500. As our portfolio was smaller than the Russell 2000 in market capitalization and much deeper in value, we suffered overall during the last twelve months, but benefited greatly from these two factors in the second quarter of 1999. Companies continue to see value in small cap stocks as merger and acquisition activity remains brisk in 1999. During the first quarter of 1999, Chubb Insurance bought Executive Risk at a 56% premium, and Eaton Corp. bought Aeroquip-Vickers at a 65% premium. Both stocks were large portfolio holdings. During the second quarter of 1999, CMP Group Inc., another large portfolio holding, received a takeover offer at a 45% premium. We think it is logical for larger competitors to acquire their lower priced small cap peers in this unusual market.

We are encouraged by the market's rotation to small cap value stocks in the second quarter of 1999. Notwithstanding the recent snapback, we continue to find value in small cap stocks and a wide valuation gap between small cap and large cap stocks.

INTERNATIONAL FUND
The International Fund's Investor Class return of 4.2% lagged the MSCI EAFE Index (7.9%) for the twelve-month period ending June 30, 1999. The twelve-month period could be divided into two distinct periods, where in the first half the Asian economic crisis spread to all the emerging markets. The contagion effect made investors spurn the shares of economically cyclical industries, allowing the Fund a rare opportunity to add some cheaply priced stocks. As Russia defaulted, reacting to perceptions of an imminent financial meltdown, central bankers in the U.S., Europe, the U.K., China and Hong Kong all eased monetary policies with an eye to avoiding a recession and counteracting the credit contraction. This created a veritable flood of money in the world financial system. This wall of money flowed into the large cap, liquid stocks, leaving the rest of the market far behind. This effect was most pronounced in the U.K., where the ten largest stocks captured virtually all the performance for calendar year 1998.

In the second half, January proved to be a continuation of the previous six months. By late February, however, stability returned to world markets and the global economic outlook started to brighten, turning investor sentiment positive towards the pariahs of the previous year. The Fund thus performed strongly versus the international markets in the second half. In Europe, the Fund benefited significantly from corporate activity as financial and corporate buyers capitalized on the enormous valuation disparities created during the financial panic that seized the world's markets last year. This was particularly true in the U.K., where a number of the Fund's holdings were the target of mergers or management buyouts. In Asia too, investor sentiment turned strongly positive. Our strategy to focus on Asian companies leveraged to growth in global trade was especially rewarding.

We anticipate that above-consensus global GDP growth rates should benefit the Fund, which is geared to companies in the economically sensitive cyclical sectors. In Europe and the U.K., where we expect to see the economic recovery gather pace, we continue to emphasize financials, industrials and materials. As equities become increasingly popular in Europe, we expect a rising tide of equity issuances from European companies over the next 12 months. As these transactions compete for investors' attention, the initial offering prices should remain attractive. For example, the Fund recently added shares in the newly issued Swiss building and construction products company Geberit, offered at a significant valuation discount to the stock of comparable companies. The renewed emphasis on capital efficiency and a growing regard for the shareholder is becoming increasingly evident in the Asian and European markets -- factors that play strongly to the capital-intensive nature of the companies held in the Fund. The Fund continues to boast a healthy dividend yield premium over the benchmark: as of June 30, 1999, the Fund had over a 60% yield premium to the MSCI EAFE Index.*

GLOBAL EQUITY FUND
The Global Equity Fund's return of 5.4% lagged the MSCI World Index (16.1%) for the twelve-month period ended June 30, 1999. The twelve-month period could be divided into two distinct periods, where in the first half the Asian economic crisis spread to all the emerging markets. Returns in the U.S. were hampered by our holdings in the energy sectors, which suffered from historically low oil prices and the lack of exposure to the richly valued technology and pharmaceutical stocks. The contagion effect made investors spurn the shares of economically cyclical industries, allowing the Fund a rare opportunity to add some cheaply priced stocks to the portfolio.

The Fund performed strongly in the second half, as stability returned to world markets. As the global economic outlook started to brighten, investor sentiment turned positive towards the pariahs of the previous year. In the U.S., disciplined value-oriented investors finally enjoyed a change of equity market sentiment beginning in the second quarter of 1999. Strong economic activity in the U.S., along with signs of earlier-than-expected recoveries in Asia and Latin America, spurred investor interest in industrial stocks. The basic industry sector of the S&P 500 Index rose a healthy 20.2% in the final quarter. Although the initial catalyst behind the abrupt shift in investor preference appears to have been economic strength, exceptional valuation opportunities attracted general investor interest into other areas of the market. At the same time many growth stock issues began to falter. The best performing stocks in the Fund for the quarter included New Holland and Alcoa, both benefiting from the shift into value stocks. Laggards included Tenneco as its corporate restructuring fell short of Wall Street expectations. In Europe, the Fund benefited significantly from corporate activity as financial and corporate buyers capitalized on the enormous valuation disparities created during the financial panic that seized the world's markets last year. This was particularly true in the U.K., where a number of the Fund's holdings were the targets of mergers or management buyouts. In Asia, our strategy to focus on companies leveraged to growth in global trade was especially rewarding.

We anticipate that above-consensus global GDP growth rates should benefit the Fund, which is geared to companies in the economically sensitive cyclical sectors. In Europe and the U.K., where we expect to see the economic recovery gather pace, we continue to emphasize banking, industrials and materials. As equities become increasingly popular in Europe, we expect a rising tide of equity issuances from European companies over the next 12 months. As these transactions compete for investors' attention, the initial offering prices should remain attractive. In the U.S., we have seen a significant broadening of performance and rotation into value (the Russell 1000 Value Index outpaced the Russell 1000 Growth Index over 9% in April). This recent trend has captured only a small portion of the opportunity. The Fund continues to boast a healthy dividend yield premium over the benchmark: as of June 30, 1999, the Fund had over an 89% yield premium to the MSCI World Index.*

BALANCED FUND

 ASSET ALLOCATION SUMMARY

                                    Average
Asset                   Current    8/13/85 -    Low Equity   High Equity
Category                6/30/99     6/30/99      10/16/87      8/11/89
------------------------------------------------------------------------
Equities                  47%         46%          27%           59%
Fixed-Income              53%         54%          73%           41%

Equity portfolio returns made the most significant contribution to performance during the current six months and for the fiscal year ended June 30, 1999. Bond holdings, in general, suffered from a rise in interest rates and a widening of yield spreads. Nonetheless, the fixed income investments made a consistent contribution to realized income.

Value-oriented stocks reached a high of 52% of total Fund assets in May. By end of June, the equity allocation had been reduced to 47%, which is near the historical average. More importantly, the current allocation between common stocks and bonds reflects our focus on relative valuation and control of the Fund's overall risk profile.

At June 30, 1999, the equity portfolio was diversified into 83 common stocks invested in 31 industry categories and nine broad economic sectors. A P/E ratio of 15.1x compared favorably to the S&P 500 Index P/E ratio of 31.9x, and the dividend yield on stock holdings in the Fund was over twice the Index level.* Basic industry stocks made the greatest contribution to return for the 12-month period, followed by utilities (which included telecommunications, electrics and natural gas), consumer durables such as autos and appliances, healthcare and finance. Capital spending-related holdings represented a drag on performance over the year but made a meaningful contribution in the most recent quarter.

Fixed income investments were concentrated in intermediate maturity, investment-grade issues. As of June 30, 1999, average portfolio maturity was 4.7 years, with a duration of 3.4 years. These measures represented a decline in risk profile from the year earlier period and were slightly lower than the benchmark Lehman Brothers Government/Corporate Intermediate Index. Average credit quality remained high.+ Further information about market factors that impacted equity and fixed income performance appears in the Equity Income Fund section and below in the bond fund section of this letter.

SHORT-TERM
INVESTMENT FUND
LOW DURATION FUND
TOTAL RETURN BOND FUND
The twelve-month period ended June 30, 1999 was marked by extreme volatility in fixed income markets, driven by significant events at home and abroad: Russia's default on its domestic debt; the bailout of Long Term Capital Management (LTCM) orchestrated by the Federal Reserve Bank of New York; the impeachment trial of President Clinton; military conflicts in Iraq and the Balkans; and continued economic troubles for several of America's most significant trading partners. By far, the most significant of these occurrences for fixed income markets was the Russian default and the ensuing financial crisis that made the third quarter of 1998 one of the worst in memory. Hedge funds, including LTCM, were forced to quickly liquidate many of their positions in risky assets, particularly emerging market debt, as these securities suddenly plummeted in value. Broker-dealers, unwilling to hold these assets, refused to make a market, putting a huge premium on the most liquid assets. In August alone, corporate spreads widened more than they did during the entire six-month recession of 1990. Even less-liquid "off-the-run" U.S. Treasury securities were trading at a discount to similar "on-the-run" Treasuries. While it was a very difficult time for fixed income investors, including the Hotchkis and Wiley bond funds, an extended crisis was averted thanks to Alan Greenspan and the Federal Open Market Committee (FOMC). In a rare and unexpected move, the FOMC lowered interest rates in between its regular meetings. It was the second of three rate cuts last fall that collectively calmed investor fears, set U.S. stocks back on their feet, and returned some liquidity to fixed income markets.

Emerging virtually unscathed from the financial crisis was the U.S. economy, surging forward for the ninth consecutive year. The current expansion became the longest in peacetime history, continuing to defy the numerous economists who had called for a slowdown. Despite the slumping manufacturing sector, which continued to feel the effects of the Asian economic and financial crisis, gross domestic product (GDP) growth averaged 4.1% (quarter over quarter, annual rate) over the past four quarters. At the same time, consumer price inflation came in under 2% (year over year) in 10 months of the 12-month period. Consumer spending, which accounts for two-thirds of U.S. GDP, was the key driver of growth during the past year. Thanks to large equity gains and an unemployment rate just north of 4.0%, consumer confidence rose to a 30-year high during the past year. Although financial markets largely ignored the strength of the economy during last fall's liquidity squeeze, they put economic data releases under the microscope in the first half of this year. As a result, interest rates trended higher through the period, even though it was not until mid-May that it became fairly clear that the FOMC would raise interest rates by 25 basis points at its June 29-30th meeting. The yield on the benchmark 30-year Treasury bond, which fell to 4.72% during the height of the liquidity crisis last October, rose nearly 150 basis points to 6.16% in the last week of June.

The Hotchkis and Wiley bond funds, which traditionally are over-weight in spread product, had a difficult time last fall when every fixed income sector lagged Treasuries by a significant amount. Although our long duration position and bias towards high credit quality provided some protection, the considerable spread widening for corporates, mortgages, and asset-backed securities clearly hurt performance. During the turn of the year, however, the results were reversed as liquidity returned to the market. In November, corporates had their best month in history, outperforming Treasuries by 240 basis points. Mortgage and asset-backed performance was similarly favorable. Spreads continued to tighten through the first quarter of 1999, helping to enhance our relative performance. In February, we moved durations shorter than the benchmarks, and this was a positive contribution to the funds' returns as rates continued to rise. This was offset to some extent in June, when spread product gave back a portion of its impressive rebound from early in the year. Entering the second half of 1999, we believe the FOMC will not hesitate to take back more of last fall's rate cuts if the economy continues to grow at a pace that it believes to be inflationary. However, we believe the economic environment is fundamentally sound, and we would add yield if temporary weaknesses emerge in spread products.

As always, we appreciate the trust you place in us. We thank you for your continued support and look forward to reporting to you again in six months. Sincerely,

/s/ Nancy D. Celick

Nancy D. Celick
President
HOTCHKIS AND WILEY FUNDS

The above reflects opinions of portfolio managers as of June 30, 1999. They are subject to change and any forecasts made cannot be guaranteed. The Funds might not continue to hold any securities mentioned and have no obligation to disclose purchases or sales in these securities. Past performance is no guarantee of future performance. Performance and index descriptions follow.

* Refers to yield of securities held in the Fund's portfolio. Not reflective of dividends distributed to Fund shareholders.

+ Balanced Fund Credit Quality Breakdown: UST = 32.8%; Agency = 13.2%; AAA = 22.8%; A = 18.2%; BBB = 12.3%; B = 0.7%

How a $10,000 Investment Has Grown:
The following charts show the growth of a $10,000 investment for each of the Hotchkis and Wiley Funds as compared to the performance of representative market indices. The tables below the charts show the total returns of an investment over various periods. Returns for periods greater than one year are average annual total returns.
[MID-CAP LINE GRAPH]

                                                                        MID-CAP FUND                   RUSSELL MIDCAP INDEX
                                                                        ------------                   --------------------
12/96                                                                     10000.00                           10000.00
                                                                          10290.00                            9918.00
6/97                                                                      11714.10                           11262.90
                                                                          13302.60                           12758.60
12/97                                                                     13244.00                           12900.20
                                                                          14135.40                           14294.70
6/98                                                                      13469.60                           14078.90
                                                                          11104.30                           11992.40
12/98                                                                     11885.00                           14203.80
                                                                          11476.10                           14137.00
6/99                                                                      14501.20                           15672.30

[EQUITY INCOME LINE GRAPH]

                                                                     EQUITY INCOME FUND                   S&P 500 INDEX
                                                                     ------------------                   -------------
6/89                                                                      10000.00                           10000.00
                                                                          11081.00                           11060.00
                                                                          10545.80                           11281.20
                                                                           9958.39                           10942.80
6/90                                                                       9959.38                           11621.20
                                                                           7973.48                           10017.50
                                                                           8641.66                           10909.00
                                                                          10171.20                           12501.80
6/91                                                                      10651.30                           12464.30
                                                                          11289.30                           13124.90
                                                                          11633.70                           14227.40
                                                                          12270.00                           13871.70
6/92                                                                      12705.60                           14135.20
                                                                          12548.10                           14573.40
                                                                          13257.00                           15302.10
                                                                          14007.40                           15975.40
6/93                                                                      14189.50                           16039.30
                                                                          14610.90                           16456.30
                                                                          15347.30                           16834.00
                                                                          14626.00                           16195.10
6/94                                                                      14672.80                           16259.90
                                                                          15365.30                           17059.80
                                                                          14804.50                           17061.60
                                                                          16314.50                           18716.50
6/95                                                                      17685.00                           20494.60
                                                                          19101.50                           22132.10
                                                                          19905.70                           23446.80
                                                                          21062.20                           24724.60
6/96                                                                      21230.70                           25847.10
                                                                          21570.40                           26648.40
                                                                          23362.90                           28902.80
                                                                          23708.70                           29660.10
6/97                                                                      26776.60                           34850.60
                                                                          29679.20                           37502.70
                                                                          30643.70                           38552.80
                                                                          33803.10                           43950.20
6/98                                                                      32832.90                           45409.30
                                                                          29273.90                           40932.00
                                                                          31972.90                           49654.60
                                                                          31103.20                           52117.40
6/99                                                                      35236.90                           55724.00

[SMALL CAP LINE GRAPH]

                                                                       SMALL CAP FUND                   RUSSELL 2000 INDEX
                                                                       --------------                   ------------------
6/89                                                                      10000.00                           10000.00
                                                                          11348.00                           10675.00
                                                                          11185.70                           10146.60
                                                                          11250.60                            9922.35
6/90                                                                      12055.00                           10305.40
                                                                           8738.68                            7776.42
                                                                          10177.90                            8167.57
                                                                          12510.70                           10596.60
6/91                                                                      12730.90                           10432.40
                                                                          13620.80                           11282.60
                                                                          15087.80                           11929.10
                                                                          16092.60                           12823.80
6/92                                                                      15154.40                           11949.20
                                                                          15213.50                           12292.10
                                                                          17159.30                           14126.10
                                                                          17469.90                           14729.30
6/93                                                                      18154.70                           15050.40
                                                                          19013.50                           16365.80
                                                                          19319.60                           16791.30
                                                                          19447.10                           16338.00
6/94                                                                      18848.10                           15700.80
                                                                          19349.50                           16784.10
                                                                          19535.20                           16470.30
                                                                          20449.50                           17229.50
6/95                                                                      21633.50                           18831.90
                                                                          23130.50                           20692.50
                                                                          23135.20                           21141.50
                                                                          22684.00                           22226.10
6/96                                                                      24712.00                           23337.40
                                                                          25601.60                           23430.70
                                                                          26433.70                           24649.10
                                                                          27792.30                           23374.80
6/97                                                                      32055.70                           27184.80
                                                                          38434.80                           31235.40
                                                                          36858.90                           30173.40
                                                                          42056.10                           33220.90
6/98                                                                      39175.20                           31656.20
                                                                          28613.60                           25277.50
                                                                          31131.60                           29400.20
                                                                          26710.90                           27812.60
6/99                                                                      33580.90                           32137.50

               Past performance is no guarantee of future performance. Please see page 13 for important performance and risk disclosures.

[SHORT-TERM INVESTMENT LINE GRAPH]

                                                                 SHORT-TERM INVESTMENT FUND      MERRILL LYNCH 6-MTH TREAS. INDEX
                                                                 --------------------------      --------------------------------
6/93                                                                      10028.00                           10033.00
                                                                          10272.70                           10121.30
                                                                          10505.90                           10203.30
                                                                          10650.90                           10271.60
6/94                                                                      10778.70                           10362.00
                                                                          10870.30                           10476.00
                                                                          10971.40                           10599.60
                                                                          11216.00                           10786.20
6/95                                                                      11401.10                           10966.30
                                                                          11591.50                           11122.00
                                                                          11830.30                           11293.30
                                                                          12048.00                           11428.80
6/96                                                                      12225.10                           11571.70
                                                                          12354.70                           11734.80
                                                                          12559.70                           11893.30
                                                                          12711.70                           12046.70
6/97                                                                      12929.10                           12228.60
                                                                          13146.30                           12398.60
                                                                          13335.60                           12557.30
                                                                          13549.00                           12730.60
6/98                                                                      13754.90                           12905.00
                                                                          14005.30                           13111.50
                                                                          14104.70                           13258.30
                                                                          14252.80                           13405.50
6/99                                                                      14401.00                           13546.20

[TOTAL RETURN BOND LINE GRAPH]

                                                                   TOTAL RETURN BOND FUND             LEHMAN AGGREGATE INDEX
                                                                   ----------------------             ----------------------
                                                                          10033.00                           10006.00
                                                                          10497.50                           10510.30
6/95                                                                      11187.20                           11150.40
                                                                          11555.30                           11368.90
                                                                          12172.30                           11853.20
                                                                          11882.60                           11643.40
6/96                                                                      11971.70                           11709.80
                                                                          12311.70                           11926.40
                                                                          12700.80                           12284.20
                                                                          12754.10                           12215.40
6/97                                                                      13224.80                           12663.70
                                                                          13608.30                           13084.20
                                                                          14066.90                           13468.90
                                                                          14331.30                           13679.00
6/98                                                                      14686.80                           13999.10
                                                                          15305.10                           14591.20
                                                                          15303.50                           14640.80
                                                                          15175.00                           14567.60
6/99                                                                      15026.30                           14439.40

[LOW DURATION LINE GRAPH]

                                                                    LOW DURATION FUND           MERRILL LYNCH 1-3 YR TREAS. INDEX
                                                                    -----------------           ---------------------------------
6/93                                                                     10053.00                           10058.00
                                                                         10579.80                           10201.80
                                                                         10713.10                           10262.00
                                                                         10872.70                           10210.70
6/94                                                                     10961.90                           10218.90
                                                                         11149.30                           10320.00
                                                                         11274.20                           10320.50
                                                                         11616.90                           10667.20
6/95                                                                     12083.90                           11009.60
                                                                         12330.40                           11174.80
                                                                         12711.40                           11456.40
                                                                         12818.20                           11494.20
6/96                                                                     12988.70                           11610.30
                                                                         13239.40                           11801.90
                                                                         13502.80                           12026.10
                                                                         13627.10                           12105.50
6/97                                                                     14000.50                           12371.80
                                                                         14272.10                           12614.30
                                                                         14527.50                           12826.20
                                                                         14736.70                           13014.70
6/98                                                                     15003.50                           13213.90
                                                                         15362.00                           13620.90
                                                                         15348.20                           13724.40
                                                                         15420.40                           13806.70
6/99                                                                     15479.00                           13885.40

[BALANCED FUND LINE GRAPH]

                                                                LB GOVT/CORP INT.
                                               CPI+4%                 INDEX              BALANCED FUND          S&P 500 INDEX
                                               ------           -----------------        -------------          -------------
6/89                                          10000.00               10000.00               10000.00               10000.00
                                              10173.00               10121.00               10527.00               11060.00
                                              10364.30               10462.10               10524.90               11281.20
                                              10682.40               10446.40               10380.70               10942.80
6/90                                          10890.70               10781.70               10630.90               11621.20
                                              11234.90               10970.40                9746.39               10017.50
                                              11441.60               11420.20               10477.40               10909.00
                                              11659.00               11706.80               11554.40               12501.80
6/91                                          11863.00               11915.20               11630.70               12464.30
                                              12087.20               12489.50               12204.10               13124.90
                                              12271.00               13089.00               12628.80               14227.40
                                              12520.10               12969.90               12954.60               13871.70
6/92                                          12727.90               13483.50               13392.50               14135.20
                                              12957.00               14078.10               13515.70               14573.40
                                              13142.30               14027.50               13817.10               15302.10
                                              13432.70               14582.90               14498.30               15975.00
6/93                                          13642.30               14897.90               14743.30               16055.30
                                              13845.60               15234.60               15380.20               16472.70
                                              14051.90               15260.50               15549.40               16851.60
                                              14328.70               14950.70               15188.60               16211.20
6/94                                          14550.80               14861.00               15282.80               16276.10
                                              14834.50               14982.90               15866.60               17073.60
                                              15012.50               14966.40               15669.90               17075.30
                                              15333.80               15263.40               16688.40               18731.60
6/95                                          15599.10               16403.10               17706.40               20511.10
                                              15826.80               16675.30               18765.30               22149.90
                                              16016.70               17262.30               19480.20               23465.60
                                              16409.10               17119.00               20091.90               24744.50
6/96                                          16681.50               17226.90               20369.20               25867.90
                                              16965.10               17531.80               20674.70               26669.80
                                              17221.30               17961.30               21764.30               28926.10
                                              17545.10               17941.60               22014.50               29684.00
6/97                                          17750.30               18470.80               23577.60               34878.60
                                              18027.20               18969.60               24827.20               37532.90
                                              18218.30               19375.50               25423.00               38583.80
                                              18504.40               19677.80               26694.20               43985.60
6/98                                          18789.30               20049.70               26720.90               45445.90
                                              19044.90               20949.90               25836.40               40964.90
                                              19342.00               21010.70               26740.70               49694.60
                                              19630.20               20970.70               26339.60               52179.30
6/99                                          20014.90               20886.90               27806.70               55790.10

               Past performance is no guarantee of future performance. Please see page 13 for important performance and risk disclosures.

[INTERNATIONAL FUND LINE GRAPH]

                                                                     INTERNATIONAL FUND                  MSCI-EAFE INDEX
                                                                     ------------------                  ---------------
                                                                          10049.00                           11063.00
                                                                          10643.90                           11896.00
6/91                                                                      10134.10                           11256.00
                                                                          11413.00                           12230.80
                                                                          12094.30                           12446.10
                                                                          11902.00                           10978.70
6/92                                                                      12967.30                           11221.30
                                                                          12076.40                           11400.80
                                                                          11772.10                           10971.00
                                                                          13170.60                           12296.30
6/93                                                                      13922.70                           13543.20
                                                                          14883.30                           14450.60
                                                                          17157.50                           14585.00
                                                                          16448.90                           15104.20
6/94                                                                      16249.80                           15886.60
                                                                          17265.50                           15912.00
                                                                          16652.50                           15760.80
                                                                          16954.00                           16066.60
6/95                                                                      18052.60                           16196.70
                                                                          19204.30                           16885.10
                                                                          19964.80                           17582.50
                                                                          20825.30                           18102.90
6/96                                                                      21412.60                           18403.40
                                                                          21755.20                           18385.00
                                                                          23608.70                           18692.00
                                                                          23823.60                           18413.50
6/97                                                                      26036.80                           20816.50
                                                                          26781.40                           20683.30
                                                                          24866.50                           19076.20
                                                                          28243.40                           21897.50
6/98                                                                      28062.70                           22145.00
                                                                          22910.40                           19011.50
                                                                          26461.50                           22956.40
                                                                          26551.40                           23291.50
6/99                                                                      29243.70                           23899.40

[GLOBAL EQUITY LINE GRAPH]

                                                                     GLOBAL EQUITY FUND                  MSCI WORLD INDEX
                                                                     ------------------                  ----------------
12/96                                                                     10000.00                           10000.00
3/97                                                                      10220.00                           10040.00
6/97                                                                      11232.80                           11563.10
9/97                                                                      11404.70                           11905.30
12/97                                                                     10779.70                           11623.20
3/98                                                                      12241.40                           13300.40
6/98                                                                      12087.20                           13582.40
9/98                                                                       9930.82                           11966.10
12/98                                                                     11502.90                           14505.30
3/99                                                                      11460.30                           15036.20
6/99                                                                      12741.60                           15766.90

               Past performance is no guarantee of future performance. Please see page 13 for important performance and risk disclosures.

IMPORTANT PERFORMANCE AND RISK DISCLOSURES
--------------------------------------------------------------------------------

Total returns and average annual total returns are net of all charges and fees and assume reinvestment of capital gains distributions and shareholder dividends at net asset value. The investment advisor pays annual operating expenses of the Equity Income and Balanced Funds in excess of 0.95% (1.00% before 3/1/99), Mid-Cap Fund in excess of 1.15% (1.00% before 3/1/99), Global Equity Fund in excess of 1.25% (1.00% before 3/1/99), Total Return Bond Fund in excess of 0.65%, Low Duration Fund in excess of 0.58%, and Short-Term Investment Fund in excess of 0.48% of the average net assets of each Fund's Investor Class shares. The investment advisor pays annual operating expenses of the Distributor Class shares of the Total Return Bond Fund in excess of 0.90% of average net assets and, upon commencement of offering the Distributor Class shares, will pay annual operating expenses in excess of 1.15% of the average net assets of the Balanced Fund's Distributor Class shares and those in excess of 0.83% of average net assets of the Low Duration Fund's Distributor Class shares. Were it not to pay such expenses, net returns would be lower. Investment return and principal will vary so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future performance.

The Small Cap, International, Balanced, Total Return Bond and Low Duration Funds also offer Distributor Class shares which charge a 0.25% annual 12b-1 fee, and which will have some different expenses and net performance than Investor Class shares. At June 30, 1999, there was no performance for the Small Cap, Balanced and Low Duration Funds' Distributor Classes.

Investment by the Small Cap Fund in small companies and the Mid-Cap Fund in medium-size companies presents greater risk than investment in larger, more established companies. The Total Return Bond, Low Duration and Short-Term Investment Funds may invest a portion of their assets in non-investment grade debt securities commonly referred to as high yield or "junk" bonds. Junk bonds may be subject to greater market fluctuations and risk of loss of income and principal than securities in higher rating categories. Investment by the International, Global Equity, Low Duration, Short-Term Investment and Total Return Bond Funds in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity, and the possibility of substantial volatility due to adverse political, economic or other developments.

--------------------------------------------------------------------------------
MARKET INDICES

The following are definitions for indices used in the performance summary charts as of June 30, 1999. These indices are unmanaged and include the reinvestment of dividends, but do not reflect the payment of transaction costs and advisory fees associated with an investment in the Funds. The securities that comprise these indices may differ substantially from the securities in the Funds' portfolios. Each index named is not the only index which may be used to characterize performance of a specific Fund and other indices may portray different comparative performance.

CONSUMER PRICE INDEX (CPI) is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g., food, clothing, shelter, fuel, transportation fares, medical and other day-to-day services). While not an objective of the Balanced Fund, the Advisor's current goal is a return at least 4% greater than the rate of inflation as measured by the CPI.

LEHMAN BROTHERS AGGREGATE INDEX is a weighted index comprised of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. The index includes fixed-rate debt issues rated investment grade or higher. All issues have at least one year to maturity and an outstanding par value of at least $100 million for U.S. Government issues and $50 million for all others.

LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX is a weighted index comprised of publicly-traded intermediate and long-term government and corporate debt with an average maturity of 11 years.

MERRILL LYNCH 1-3 YEAR U.S. TREASURY INDEX (ML 1-3) is an index of Treasury securities with maturities ranging from one to three years which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Low Duration Fund invests in securities that are not reflected in the index or guaranteed.

MERRILL LYNCH 6 MONTH U.S. TREASURY BILL INDEX (ML 6-mo.) is an index of Treasury securities with maturities of six months which are guaranteed as to the timely payment of principal and interest by the U.S. Government. The Short-Term Investment Fund invests in securities that are not reflected in the index or guaranteed.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALIA, FAR EAST INDEX is a arithmetical average weighted by market value of the performance of over 1,000 non-U.S. companies representing 20 stock markets in Europe, Australia, New Zealand and the Far East.

MSCI WORLD INDEX is an arithmetical average weighted by market value of the performance of over 1,400 companies listed on stock exchanges in the 22 countries that make up the MSCI Network Indices.

RUSSELL 2000 INDEX is a stock market index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks that are included in the Russell 3000 Index. These common stocks represent approximately 11% of the U.S. equity market. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the U.S. publicly-traded equity market.

RUSSELL MIDCAP INDEX measures the performance of the 800 smallest securities in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Russell 1000 Index is comprised of the largest 1,000 companies in the Russell 3000 Index.

S&P 500 INDEX is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

    COMMON STOCKS -- 98.8%          Shares         Value
------------------------------------------------------------
AEROSPACE -- 5.5%
 ............................................................
Lockheed Martin Corporation           87,900    $  3,274,275
 ............................................................
Northrop Grumman Corporation          51,700       3,428,356
 ............................................................
Rockwell International
  Corporation                         25,000       1,518,750
 ..................... ......................     -----------
                                                   8,221,381
------------------------------------------------------------
APPAREL & TEXTILES -- 0.5%
 ............................................................
Russell Corporation                   40,000         780,000
------------------------------------------------------------
AUTO PARTS -- 4.1%
 ............................................................
Dana Corporation                      62,900       2,897,331
 ............................................................
Delphi Automotive Systems
  Corporation                         42,949         797,241
 ............................................................
Meritor Automotive, Inc.               7,100         181,050
 ............................................................
TRW Inc.                              40,300       2,211,463
 ..................... ......................     -----------
                                                   6,087,085
------------------------------------------------------------
AUTOS & TRUCKS -- 4.6%
 ............................................................
Ford Motor Company                    70,000       3,950,625
 ............................................................
General Motors Corporation            44,000       2,904,000
 ..................... ......................     -----------
                                                   6,854,625
------------------------------------------------------------
BANKS -- 7.8%
 ............................................................
Bank One Corporation                  57,400       3,418,887
 ............................................................
First Security Corporation            42,800       1,166,300
 ............................................................
First Union Corporation               50,400       2,368,800
 ............................................................
Fleet Financial Group, Inc.           47,000       2,085,625
 ............................................................
KeyCorp                               61,000       1,959,625
 ............................................................
UnionBanCal Corporation               17,300         624,963
 ..................... ......................     -----------
                                                  11,624,200
------------------------------------------------------------
BEVERAGES -- 0.7%
 ............................................................
Anheuser-Busch Companies, Inc.        14,500       1,028,594
------------------------------------------------------------
BUILDING & FOREST
  PRODUCTS -- 2.7%
 ............................................................
Georgia-Pacific (Timber Group)        54,000       1,363,500
 ............................................................
Weyerhaeuser Company                  38,000       2,612,500
 ..................... ......................     -----------
                                                   3,976,000
------------------------------------------------------------
CHEMICALS -- 1.9%
 ............................................................
The Dow Chemical Company              16,000       2,030,000
 ............................................................
Eastman Chemical Company              16,000         828,000
 ..................... ......................     -----------
                                                   2,858,000
------------------------------------------------------------
CONGLOMERATES -- 1.9%
 ............................................................
Tenneco, Inc.                        120,000       2,865,000
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
ENGINEERING AND CONSTRUCTION -- 1.0%
 ............................................................
Harsco Corporation                    48,595    $  1,555,040
------------------------------------------------------------
FINANCIAL SERVICES -- 4.8%
 ............................................................
Associates First Capital
  Corporation -- Class A               6,800         301,325
 ............................................................
Fannie Mae                            46,000       3,145,250
 ............................................................
Household International, Inc.         53,400       2,529,825
 ............................................................
Transamerica Corporation              16,000       1,200,000
 ..................... ......................     -----------
                                                   7,176,400
------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 2.0%
 ............................................................
Whirlpool Corporation                 41,000       3,034,000
------------------------------------------------------------
INSURANCE -- 5.2%
 ............................................................
American General Corporation          29,300       2,208,487
 ............................................................
Lincoln National Corporation          28,000       1,464,750
 ............................................................
Safeco Corporation                    52,000       2,294,500
 ............................................................
St. Paul Companies, Inc.              57,600       1,832,400
 ..................... ......................     -----------
                                                   7,800,137
------------------------------------------------------------
LEISURE/TOYS -- 0.7%
 ............................................................
Fortune Brands, Inc.                  24,500       1,013,687
------------------------------------------------------------
MACHINERY -- 2.0%
 ............................................................
New Holland N.V.                     170,000       2,911,250
------------------------------------------------------------
METALS & MINING -- 4.4%
 ............................................................
Alcoa, Inc.                           48,000       2,970,000
 ............................................................
Phelps Dodge Corporation              12,000         743,250
 ............................................................
Reynolds Metals Company               48,000       2,832,000
 ..................... ......................     -----------
                                                   6,545,250
------------------------------------------------------------
NATURAL GAS -- 0.8%
 ............................................................
Eastern Enterprises                   27,000       1,073,250
------------------------------------------------------------
OIL -- DOMESTIC -- 8.3%
 ............................................................
Atlantic Richfield Company            23,507       1,964,303
 ............................................................
Occidental Petroleum
  Corporation                        133,000       2,809,625
 ............................................................
Phillips Petroleum Company            61,000       3,069,063
 ............................................................
Texaco Inc.                           18,000       1,125,000
 ............................................................
USX-Marathon Group, Inc.              72,000       2,344,500
 ............................................................
Ultramar Diamond Shamrock
  Corporation                         47,200       1,029,550
 ..................... ......................     -----------
                                                  12,342,041
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               EQUITY INCOME FUND

                                    Shares         Value
------------------------------------------------------------
PAPER -- 3.6%
 ............................................................
Georgia-Pacific Group                 30,000    $  1,421,250
 ............................................................
International Paper Company           78,000       3,939,000
 ..................... ......................     -----------
                                                   5,360,250
------------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 1.8%
 ............................................................
Eastman Kodak Company                 39,700       2,689,675
------------------------------------------------------------
POLLUTION CONTROL -- 2.4%
 ............................................................
Browning-Ferris Industries,
  Inc.                                51,000       2,193,000
 ............................................................
Waste Management, Inc.                26,000       1,397,500
 ..................... ......................     -----------
                                                   3,590,500
------------------------------------------------------------
RAILROADS -- 1.9%
 ............................................................
CSX Corporation                       17,500         792,969
 ............................................................
Norfolk Southern Corporation          67,000       2,018,375
 ..................... ......................     -----------
                                                   2,811,344
------------------------------------------------------------
RETAIL -- 4.1%
 ............................................................
Intimate Brands, Inc.                  7,350         348,206
 ............................................................
J.C. Penney Company, Inc.             54,000       2,622,375
 ............................................................
May Department Stores Company         39,900       1,630,913
 ............................................................
Sears, Roebuck & Company              32,000       1,426,000
 ..................... ......................     -----------
                                                   6,027,494
------------------------------------------------------------
SAVINGS & LOANS -- 2.0%
 ............................................................
Washington Mutual, Inc.               85,400       3,021,025
------------------------------------------------------------
STEEL -- 2.7%
 ............................................................
Allegheny Teledyne, Inc.              41,000         927,625
 ............................................................
USX-U.S. Steel Group, Inc.           113,000       3,051,000
 ..................... ......................     -----------
                                                   3,978,625
------------------------------------------------------------
TOBACCO -- 3.5%
 ............................................................
Philip Morris Companies, Inc.        130,000       5,224,375
------------------------------------------------------------
TRUCKING -- 0.4%
 ............................................................
Ryder System, Inc.                    21,000         546,000
------------------------------------------------------------

------------------------------------------------------------
                                    Shares         Value
UTILITY -- ELECTRIC -- 9.1%
 ............................................................
CMS Energy Corporation                55,000    $  2,303,125
 ............................................................
Central & South West
  Corporation                         48,000       1,122,000
 ............................................................
DTE Energy Company                    38,000       1,520,000
 ............................................................
Edison International                  25,500         682,125
 ............................................................
Entergy Corporation                   25,500         796,875
 ............................................................
GPU, Inc.                             22,000         928,125
 ............................................................
Illinova Corporation                  95,000       2,588,750
 ............................................................
PECO Energy Company                   12,500         523,438
 ............................................................
P P & L Resources, Inc.               23,000         707,250
 ............................................................
Public Service Enterprises
  Group, Inc.                         30,000       1,226,250
 ............................................................
SCANA Corporation                     46,000       1,075,250
 ..................... ......................     -----------
                                                  13,473,188
------------------------------------------------------------
UTILITY -- TELEPHONE -- 8.4%
 ............................................................
AT&T Corporation                      65,000       3,627,813
 ............................................................
ALLTEL Corporation                    40,000       2,860,000
 ............................................................
Bell Atlantic Corporation             44,500       2,909,187
 ............................................................
GTE Corporation                       14,500       1,098,375
 ............................................................
SBC Communications, Inc.              33,000       1,914,000
 ..................... ......................     -----------
                                                  12,409,375
 ..................... ......................     -----------
Total common stock (cost                         146,877,791
  $114,699,851)
------------------------------------------------------------
         VARIABLE RATE            Principal
     DEMAND NOTES* -- 1.3%          Amount
------------------------------------------------------------
General Mills, Inc., 4.8250%      $1,982,735       1,982,735
 ............................................................
Total variable rate demand
  notes (cost $1,982,735)                          1,982,735
------------------------------------------------------------
Total investments -- 100.1%
  (cost $116,682,586)                            148,860,526
 ............................................................
Liabilities in excess of other
  assets -- (0.1%)                                  (126,207)
 ..................... ......................     -----------
                                                $148,734,319
Total net assets -- 100.0%
------------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                  MID-CAP FUND

      COMMON STOCKS -- 95.8%           Shares        Value
-------------------------------------------------------------
AEROSPACE -- 3.9%
 .............................................................
Northrop Grumman Corporation             4,000     $  265,250
-------------------------------------------------------------
APPAREL & TEXTILES -- 3.8%
 .............................................................
Coats Viyella PLC ADR                   44,600        106,509
 .............................................................
Russell Corporation                      8,100        157,950
 ....................... .......................     ---------
                                                      264,459
-------------------------------------------------------------
AUTO PARTS -- 4.6%
 .............................................................
Dana Corporation                         2,072         95,441
 .............................................................
Lear Corporation #                       2,800        139,300
 .............................................................
Meritor Automotive, Inc.                 3,300         84,150
 ....................... .......................     ---------
                                                      318,891
-------------------------------------------------------------
BANKS -- 6.4%
 .............................................................
Compass Bancshares, Inc.                 1,725         47,006
 .............................................................
Colonial BancGroup, Inc.                 6,500         90,594
 .............................................................
UnionBanCal Corporation                  8,300        299,838
 ....................... .......................     ---------
                                                      437,438
-------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 3.1%
 .............................................................
Groupe AB SA ADR #                      65,300        212,225
-------------------------------------------------------------
COMPUTER SOFTWARE &
  SERVICES -- 5.8%
 .............................................................
Cambridge Technology Partners, Inc.
  #                                      1,900         33,369
 .............................................................
InaCom Corporation #                    19,212        242,551
 .............................................................
PeopleSoft, Inc. #                       7,100        122,475
 ....................... .......................     ---------
                                                      398,395
-------------------------------------------------------------
ELECTRIC PRODUCTS -- 2.2%
 .............................................................
UCAR International, Inc. #               6,000        151,500
-------------------------------------------------------------
FINANCIAL SERVICES -- 2.5%
 .............................................................
Radian Group Inc.                        3,500        170,843
-------------------------------------------------------------
FOODS -- 9.2%
 .............................................................
Dean Foods Company                       8,300        344,969
 .............................................................
Interstate Bakeries Corporation          5,800        130,138
 .............................................................
Nabisco Group Holdings Corporation       8,100        158,456
 ....................... .......................     ---------
                                                      633,563
-------------------------------------------------------------
HEALTHCARE -- DRUGS -- 0.4%
 .............................................................
Bergen Brunswig Corporation --Class
  A                                      1,600         27,600
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
HEALTHCARE -- MISCELLANEOUS -- 3.2%
 .............................................................
Beverly Enterprises, Inc. #              9,000     $   72,562
 .............................................................
Total Renal Care Holdings, Inc. #        9,400        146,288
 ....................... .......................     ---------
                                                      218,850
-------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 3.4%
 .............................................................
Whirlpool Corporation                    3,200        236,800
-------------------------------------------------------------
INSURANCE -- 6.2%
 .............................................................
ESG Re Limited                          13,900        208,500
 .............................................................
Harleysville Group, Inc.                 3,400         69,700
 .............................................................
IPC Holdings Limited                     3,000         60,000
 .............................................................
Ohio Casualty Corporation                1,200         43,350
 .............................................................
St. Paul Companies, Inc.                 1,400         44,538
 ....................... .......................     ---------
                                                      426,088
-------------------------------------------------------------
MACHINERY -- 3.4%
 .............................................................
New Holland N.V.                        13,700        234,613
-------------------------------------------------------------
METALS & MINING -- 0.9%
 .............................................................
Reynolds Metals Company                  1,000         59,000
-------------------------------------------------------------
MISCELLANEOUS -- 1.2%
 .............................................................
American Coin Merchandising, Inc. #     13,000         84,500
-------------------------------------------------------------
OIL -- DOMESTIC -- 3.2%
 .............................................................
Occidental Petroleum Corporation         6,300        133,088
 .............................................................
Pennzoil-Quaker State Company            1,100         16,500
 .............................................................
USX -- Marathon Group, Inc.              2,100         68,381
 ....................... .......................     ---------
                                                      217,969
-------------------------------------------------------------
OIL & GAS DRILLING -- 8.8%
 .............................................................
Amerada Hess Corporation                   600         35,700
 .............................................................
Diamond Offshore Drilling, Inc.          2,700         76,613
 .............................................................
Kerr-McGee Corporation                   2,300        115,431
 .............................................................
PennzEnergy Company                      3,600         60,075
 .............................................................
Triton Energy Limited #                 29,300        314,975
 ....................... .......................     ---------
                                                      602,794
-------------------------------------------------------------
PAPER -- 2.7%
 .............................................................
Chesapeake Corporation                   1,800         67,387
 .............................................................
Consolidated Papers, Inc.                4,500        120,375
 ....................... .......................     ---------
                                                      187,762
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                  MID-CAP FUND

                                       Shares        Value
-------------------------------------------------------------
POLLUTION CONTROL -- 1.5%
 .............................................................
Browning-Ferris Industries, Inc.         2,400     $  103,200
-------------------------------------------------------------
RETAIL -- JEWELRY -- 2.1%
 .............................................................
Friedman's Inc.                         16,500        143,344
-------------------------------------------------------------
SAVINGS & LOANS -- 1.1%
 .............................................................
Charter One Financial, Inc.              2,625         73,008
-------------------------------------------------------------
SECURITY SERVICES -- 1.9%
 .............................................................
Pittston Brink's Group                   4,800        128,400
-------------------------------------------------------------
STEEL -- 3.0%
 .............................................................
USX-U.S. Steel Group, Inc.               7,600        205,200
-------------------------------------------------------------
TOBACCO -- 2.8%
 .............................................................
R.J. Reynolds Tobacco Holdings,
  Inc. #                                 4,200        132,300
 .............................................................
Universal Corporation/VA                 2,200         62,562
 ....................... .......................     ---------
                                                      194,862
-------------------------------------------------------------
TRANSPORTATION -- AIR -- 1.2%
 .............................................................
AMR Corporation #                        1,200         81,900
-------------------------------------------------------------
TRUCKING -- 0.7%
 .............................................................
Ryder System, Inc.                       1,800         46,800
-------------------------------------------------------------
UTILITY -- ELECTRIC -- 6.6%
 .............................................................
CMP Group Inc.                           6,500        170,219
 .............................................................
Illinova Corporation                     5,600        152,600
 .............................................................
P P & L Resources, Inc.                  2,339         71,924
 .............................................................
SCANA Corporation                        2,600         60,775
 ....................... .......................     ---------
                                                      455,518
 ....................... .......................     ---------
Total common stock (cost                            6,580,772
  $6,632,207)
-------------------------------------------------------------

-------------------------------------------------------------
           VARIABLE RATE              Principal
       DEMAND NOTES* -- 4.9%           Amount        Value
General Mills, Inc., 4.8250%          $171,873     $  171,873
 .............................................................
Pitney Bowes, Inc., 4.8250%            165,249        165,249
 ....................... .......................     ---------
Total variable rate demand notes                      337,122
  (cost $337,122)
-------------------------------------------------------------
Total investments -- 100.7% (cost
  $6,969,329)                                       6,917,894
 .............................................................
Liabilities in excess of
  other assets -- (0.7)%                              (47,214)
 ....................... .......................     ---------
                                                   $6,870,680
Total net assets -- 100.0%
-------------------------------------------------------------

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

      COMMON STOCKS -- 96.7%          Shares        Value
------------------------------------------------------------
AEROSPACE -- 4.8%
 ............................................................
AVTEAM, Inc. #                        347,300    $ 2,539,631
------------------------------------------------------------
AUTO PARTS -- 3.5%
 ............................................................
Titan International, Inc.             157,900      1,875,063
------------------------------------------------------------
CHEMICALS -- 3.2%
 ............................................................
The Carbide/Graphite Group, Inc. #    119,500      1,710,344
------------------------------------------------------------
COMMERCIAL SERVICES -- 0.5%
 ............................................................
FirstService Corporation #             16,100        245,525
------------------------------------------------------------
COMMUNICATIONS & MEDIA -- 1.3%
 ............................................................
Groupe AB SA ADR #                    215,500        700,375
------------------------------------------------------------
COMPUTERS -- 3.1%
 ............................................................
Creative Technology, Ltd.              46,700        627,531
 ............................................................
Hutchinson Technology, Inc. #          36,500      1,012,875
 ...................... ......................     ----------
                                                   1,640,406
------------------------------------------------------------
COMPUTER SOFTWARE &
  SERVICES -- 10.2%
 ............................................................
Cambridge Technology Partners, Inc.
  #                                    80,300      1,410,269
 ............................................................
Engineering Animation, Inc. #          24,200        512,737
 ............................................................
InaCom Corporation #                  239,348      3,021,768
 ............................................................
Tech Data Corporation #                12,750        487,687
 ...................... ......................     ----------
                                                   5,432,461
------------------------------------------------------------
COMPUTER SYSTEMS -- 1.7%
 ............................................................
Radisys Corporation #                  23,100        898,006
------------------------------------------------------------
ELECTRONICS -- 0.9%
 ............................................................
Stoneridge, Inc. #                     34,900        471,150
------------------------------------------------------------
ENGINEERING AND
  CONSTRUCTION -- 0.3%
 ............................................................
Stone & Webster, Inc.                   5,700        151,762
------------------------------------------------------------
ENTERTAINMENT -- 3.2%
 ............................................................
Midway Games Inc. #                    69,300        896,569
 ............................................................
THQ Inc. #                             29,100        836,625
 ...................... ......................     ----------
                                                   1,733,194
------------------------------------------------------------
FINANCE -- MISCELLANEOUS -- 2.2%
 ............................................................
Executive Risk, Inc.                   13,600      1,156,850
------------------------------------------------------------

------------------------------------------------------------
                                      Shares        Value
FOOD, BEVERAGE & TOBACCO -- 8.4%
 ............................................................
Canandaigua Brands, Inc. #              5,000    $   262,189
 ............................................................
Interstate Bakeries Corporation        77,400      1,736,662
 ............................................................
J & J Snack Foods Corporation #        74,300      1,783,200
 ............................................................
The Earthgrains Company                27,900        720,169
 ...................... ......................     ----------
                                                   4,502,220
------------------------------------------------------------
HEALTHCARE -- MISCELLANEOUS -- 7.2%
 ............................................................
Beverly Enterprises, Inc. #           132,500      1,068,281
 ............................................................
Total Renal Care Holdings, Inc. #     145,300      2,261,231
 ............................................................
Ventas, Inc.                           99,700        535,888
 ...................... ......................     ----------
                                                   3,865,400
------------------------------------------------------------
INSURANCE -- 7.0%
 ............................................................
ESG Re Limited                        206,400      3,096,000
 ............................................................
Horace Mann Educators Corporation       7,400        201,187
 ............................................................
Stirling Cooke Brown Holdings
  Limited                             107,600        443,850
 ...................... ......................     ----------
                                                   3,741,037
------------------------------------------------------------
MACHINERY -- 8.5%
 ............................................................
Denison International PLC ADR #       138,700      2,132,513
 ............................................................
Hawk Corporation Class A #             96,300        848,644
 ............................................................
JLG Industries, Inc.                    3,000         61,125
 ............................................................
New Holland N.V.                       88,700      1,518,987
 ...................... ......................     ----------
                                                   4,561,269
------------------------------------------------------------
MISCELLANEOUS -- 4.0%
 ............................................................
American Coin Merchandising, Inc. #   282,000      1,833,000
 ............................................................
Mac-Gray Corporation #                 33,300        291,375
 ............................................................
Ralcorp Holdings, Inc. #                2,500         40,156
 ...................... ......................     ----------
                                                   2,164,531
------------------------------------------------------------
OIL EXPLORATION &
  PRODUCTION -- 0.6%
 ............................................................
Abraxas Petroleum Corporation #        74,500         88,469
 ............................................................
Tom Brown, Inc. #                      14,300        222,544
 ...................... ......................     ----------
                                                     311,013
------------------------------------------------------------
OIL & GAS DRILLING -- 1.0%
 ............................................................
Triton Energy Limited #                51,200        550,400
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 SMALL CAP FUND

                                      Shares        Value
------------------------------------------------------------
PUBLISHING -- 3.0%
 ............................................................
Playboy Enterprises, Inc. Class A #    34,200    $   803,700
 ............................................................
Playboy Enterprises, Inc. #            29,100        772,969
 ...................... ......................     ----------
                                                   1,576,669
------------------------------------------------------------
RETAIL -- APPAREL -- 2.0%
 ............................................................
Payless ShoeSource, Inc. #             20,400      1,091,400
------------------------------------------------------------
RETAIL -- JEWELRY -- 2.4%
 ............................................................
Friedman's, Inc.                      150,500      1,307,469
------------------------------------------------------------
SECURITY SERVICES -- 6.3%
 ............................................................
Pittston Brink's Group                124,900      3,341,075
------------------------------------------------------------
STEEL -- 0.9%
 ............................................................
Armco Inc. #                           70,200        465,075
------------------------------------------------------------
TRANSPORTATION -- AIR
  FREIGHT -- 3.5%
 ............................................................
AirNet Systems, Inc. #                139,900      1,888,650
------------------------------------------------------------


------------------------------------------------------------
                                      Shares        Value
UTILITY -- ELECTRIC -- 7.0%
 ............................................................
Central Hudson Gas & Electric
  Corporation                           2,000    $    84,000
 ............................................................
CMP Group Inc.                        119,000      3,116,312
 ............................................................
Cleco Corporation                       2,600         78,975
 ............................................................
MDU Resources Group, Inc.               4,000         91,250
 ............................................................
Public Service Company of New
  Mexico                                4,200         83,475
 ............................................................
Rochester Gas and Electric
  Corporation                           3,300         87,656
 ............................................................
UGI Corporation                         4,400         88,825
 ............................................................
The United Illuminating Company         2,000         84,875
 ...................... ......................     ----------
                                                   3,715,368
 ...................... ......................     ----------
Total common stock (cost                          51,636,343
  $60,313,444)
------------------------------------------------------------
Total investments -- 96.7% (cost
  $60,313,444)                                    51,636,343
 ............................................................
Other assets in excess of
  liabilities -- 3.3%                              1,740,425
 ...................... ......................     ----------
                                                 $53,376,768
Total net assets -- 100.0%
------------------------------------------------------------

ADR -- American Depository Receipts.

# -- Non-income producing security.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

    COMMON STOCKS -- 93.5%        Shares          Value
------------------------------------------------------------
AUSTRALIA -- 3.3%
------------------------------------------------------------
BANKS -- 1.6%
 ............................................................
Australia and New Zealand
  Banking Group, Ltd.             2,981,050   $   21,919,833
------------------------------------------------------------
BUILDING MATERIALS -- 1.7%
 ............................................................
Pioneer International, Ltd.       9,105,173       23,202,883
 ..................... .....................     ------------
                                                  45,122,716
Total Australia
------------------------------------------------------------
AUSTRIA -- 0.5%
------------------------------------------------------------
STEEL -- 0.5%
 ............................................................
Boehler -- Uddeholm AG              140,010        6,929,744
 ..................... .....................     ------------
                                                   6,929,744
Total Austria
------------------------------------------------------------
CANADA -- 3.7%
------------------------------------------------------------
BANKS -- 1.2%
 ............................................................
Canadian Imperial Bank of
  Commerce                          715,022       16,956,471
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 1.5%
 ............................................................
Imasco, Ltd.                        733,630       19,677,799
------------------------------------------------------------
METALS & MINERALS -- 1.0%
 ............................................................
Noranda, Inc.                     1,070,329       14,029,040
 ..................... .....................     ------------
                                                  50,663,310
Total Canada
------------------------------------------------------------
FINLAND -- 2.4%
------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 2.4%
 ............................................................
Metra OYJ                           507,332       10,726,388
 ............................................................
UPM-Kymmene OYJ                     780,340       22,373,610
 ..................... .....................     ------------
                                                  33,099,998
Total Finland
------------------------------------------------------------
FRANCE -- 9.5%
------------------------------------------------------------
BANKS -- 2.5%
 ............................................................
Banque Nationale de Paris           171,685       14,307,083
 ............................................................
Societe Generale                    115,655       20,385,148
 ..................... .....................     ------------
                                                  34,692,231
------------------------------------------------------------
BEVERAGES -- 1.4%
 ............................................................
Pernod Ricard SA                    287,923       19,301,769
------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 ............................................................
Lafarge SA                          218,032       20,732,828
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
CONSUMER DURABLES -- MISCELLANEOUS -- 1.1%
 ............................................................
Societe BIC SA                      286,125   $   15,094,156
------------------------------------------------------------
OIL -- INTERNATIONAL -- 3.0%
 ............................................................
Elf Aquitaine SA                    156,755       23,005,607
 ............................................................
Total SA                            138,143       17,823,524
 ..................... .....................     ------------
                                                  40,829,131
 ..................... .....................     ------------
                                                 130,650,115
Total France
------------------------------------------------------------
GERMANY -- 7.5%
------------------------------------------------------------
BANKS -- 1.0%
 ............................................................
Commerzbank AG                      457,680       13,901,275
------------------------------------------------------------
BUILDING MATERIALS -- 1.6%
 ............................................................
Dyckerhoff AG                        41,200       12,450,083
 ............................................................
Friedrich Grohe AG                   32,968        9,316,452
 ..................... .....................     ------------
                                                  21,766,535
------------------------------------------------------------
CHEMICALS -- 2.2%
 ............................................................
Hoechst AG                          482,306       21,837,081
 ............................................................
SGL Carbon AG #                     113,719        8,796,334
 ..................... .....................     ------------
                                                  30,633,415
------------------------------------------------------------
CONSUMER DURABLES -- MISCELLANEOUS -- 0.9%
 ............................................................
Buderus AG                           33,100       13,279,600
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 1.8%
 ............................................................
VEBA AG                             415,695       24,437,515
 ..................... .....................     ------------
                                                 104,018,340
Total Germany
------------------------------------------------------------
HONG KONG -- 4.4%
------------------------------------------------------------
METALS & MINING -- 0.6%
 ............................................................
Yanzhou Coal Mining Co., Ltd.    21,746,000        7,707,471
------------------------------------------------------------
PRINTING & PUBLISHING -- 1.2%
 ............................................................
South China Morning Post
  (Holdings), Ltd.               30,941,000       17,346,963
------------------------------------------------------------
REAL ESTATE
  DEVELOPMENT -- 2.6%
 ............................................................
Hang Lung Development Company    12,148,000       15,148,011
 ............................................................
New World Development Co.,
  Ltd.                            6,851,000       20,529,424
 ..................... .....................     ------------
                                                  35,677,435
 ..................... .....................     ------------
                                                  60,731,869
Total Hong Kong
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
IRELAND -- 2.7%
------------------------------------------------------------
FOOD PRODUCERS -- 1.1%
 ............................................................
Greencore Group PLC               4,885,960   $   15,117,451
------------------------------------------------------------
PAPER -- 1.6%
 ............................................................
Jefferson Smurfit Group PLC       9,664,145       22,675,258
 ..................... .....................     ------------
                                                  37,792,709
Total Ireland
------------------------------------------------------------
ITALY -- 3.0%
------------------------------------------------------------
OIL EXPLORATION & PRODUCTION -- 1.3%
 ............................................................
ENI SPA                           3,111,524       18,580,573
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 ............................................................
Telecom Italia SPA                1,933,600       20,101,782
 ............................................................
Telecom Italia SPA -- RNC           586,000        3,179,002
 ..................... .....................     ------------
                                                  23,280,784
 ..................... .....................     ------------
                                                  41,861,357
Total Italy
------------------------------------------------------------
JAPAN -- 8.5%
------------------------------------------------------------
ELECTRONIC COMPONENTS -- 3.5%
 ............................................................
Nintendo Co., Ltd.                  340,800       47,893,364
------------------------------------------------------------
ELECTRONICS -- 1.1%
 ............................................................
Nichicon Corporation              1,105,000       16,113,075
------------------------------------------------------------
FINANCIAL SERVICES -- 2.1%
 ............................................................
Promise Company, Ltd.               493,400       29,145,844
------------------------------------------------------------
LEISURE -- TOYS -- 1.8%
 ............................................................
NAMCO, Ltd.                         926,300       24,871,757
 ..................... .....................     ------------
                                                 118,024,040
Total Japan
------------------------------------------------------------
NETHERLANDS -- 7.8%
------------------------------------------------------------
BANKS -- 1.0%
 ............................................................
ABN AMRO Holding N.V.               648,880       14,053,713
------------------------------------------------------------
CHEMICALS -- 1.5%
 ............................................................
Akzo Nobel N.V.                     473,351       19,918,235
------------------------------------------------------------
ELECTRONICS -- 2.0%
 ............................................................
Koninklijke (Royal) Philips
  Electronics N.V.                  276,570       27,283,373
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
INSURANCE -- MULTI-LINE -- 2.3%
 ............................................................
Fortis (NL) N.V.                    302,977   $    9,358,665
 ............................................................
ING Groep N.V.                      414,711       22,454,958
 ..................... .....................     ------------
                                                  31,813,623
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.0%
 ............................................................
Koninklijke KPN N.V.                298,195       13,993,268
 ..................... .....................     ------------
                                                 107,062,212
Total Netherlands
------------------------------------------------------------
NORWAY -- 0.6%
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 0.6%
 ............................................................
Kvaerner PLC -- Class A #           400,043        8,232,069
 ..................... .....................     ------------
                                                   8,232,069
Total Norway
------------------------------------------------------------
SINGAPORE -- 2.9%
------------------------------------------------------------
COMPUTERS -- 2.0%
 ............................................................
Creative Technology, Ltd.         2,107,252       28,316,199
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 0.9%
 ............................................................
Jardine Matheson Holdings,
  Ltd.                            2,534,600       12,673,000
 ..................... .....................     ------------
                                                  40,989,199
Total Singapore
------------------------------------------------------------
SPAIN -- 2.8%
------------------------------------------------------------
BANKS -- 1.4%
 ............................................................
Banco Santander Central
  Hispano, S.A.                   1,774,800       18,487,500
------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
 ............................................................
Telefonica de Espana S.A.           404,973       19,509,374
 ..................... .....................     ------------
                                                  37,996,874
Total Spain
------------------------------------------------------------
SWEDEN -- 1.5%
------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
 ............................................................
Electrolux AB -- Class B            985,730       20,637,490
 ..................... .....................     ------------
                                                  20,637,490
Total Sweden
------------------------------------------------------------
SWITZERLAND -- 6.1%
------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
 ............................................................
Geberit International AG #           78,877       17,986,554
------------------------------------------------------------
INSURANCE -- 0.6%
 ............................................................
Schweizerische
  Rueckversicherungs-
  Gesellschaft "registered"           4,634        8,823,260
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               INTERNATIONAL FUND

                                  Shares          Value
------------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.2%
 ............................................................
SIG Schweizerische Industrie-
  Gesellschaft Holding               20,307   $   12,095,897
 ............................................................
Sulzer AG "registered" #             29,435       17,892,754
 ..................... .....................     ------------
                                                  29,988,651
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 2.0%
 ............................................................
Novartis AG "registered'             18,488       26,995,857
 ..................... .....................     ------------
                                                  83,794,322
Total Switzerland
------------------------------------------------------------
UNITED KINGDOM -- 26.3%
------------------------------------------------------------
AUTOS -- 1.2%
 ............................................................
Lex Service PLC                   1,828,630       16,862,367
------------------------------------------------------------
BANKS -- 3.1%
 ............................................................
Lloyds TSB Group PLC              1,512,287       20,500,738
 ............................................................
National Westminster Bank PLC     1,034,061       21,923,267
 ..................... .....................     ------------
                                                  42,424,005
------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 ............................................................
Hanson PLC                        2,275,447       20,211,450
------------------------------------------------------------
CHEMICALS -- 3.4%
 ............................................................
BOC Group PLC                     1,009,808       19,737,735
 ............................................................
Laporte PLC                       2,424,113       27,397,368
 ..................... .....................     ------------
                                                  47,135,103
------------------------------------------------------------
CONSUMER DURABLES -- MISCELLANEOUS -- 1.0%
 ............................................................
Reckitt & Colman PLC              1,332,381       13,892,970
------------------------------------------------------------
DIVERSIFIED -- 2.0%
 ............................................................
Cookson Group PLC                 8,227,860       27,754,761
------------------------------------------------------------
DIVERSIFIED
  INDUSTRIALS -- 3.2%
 ............................................................
Tomkins PLC                       5,996,213       25,992,411
 ............................................................
Williams PLC                      2,638,437       17,425,995
 ..................... .....................     ------------
                                                  43,418,406
------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 3.1%
 ............................................................
Invensys PLC                      3,888,748       18,404,738
 ............................................................
TI Group PLC                      3,551,130       23,789,884
 ..................... .....................     ------------
                                                  42,194,622
------------------------------------------------------------
FOOD & BEVERAGES -- 1.7%
 ............................................................
Allied Domecq PLC                 2,432,594       23,467,017
------------------------------------------------------------

------------------------------------------------------------
                                  Shares          Value
INSURANCE -- 2.5%
 ............................................................
Allied Zurich AG PLC              1,304,264   $   16,395,816
 ............................................................
CGU PLC                           1,286,795       18,589,969
 ..................... .....................     ------------
                                                  34,985,785
------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
 ............................................................
Medeva PLC                        4,627,140        7,512,538
------------------------------------------------------------
PRINTING & PUBLISHING -- 1.0%
 ............................................................
United News & Media PLC           1,488,355       14,311,106
------------------------------------------------------------
RETAIL -- FOOD CHAINS -- 0.7%
 ............................................................
Safeway PLC                       2,502,850       10,030,732
------------------------------------------------------------
TOBACCO -- 0.9%
 ............................................................
B.A.T. Industries PLC             1,338,714       12,587,372
------------------------------------------------------------
WATER -- TREATMENT -- 0.4%
 ............................................................
Thames Water PLC                    367,874        5,833,563
 ..................... .....................     ------------
                                                 362,621,797
Total United Kingdom
 ..................... .....................     ------------
Total common stock                             1,290,228,161
  (cost $1,138,929,554)
------------------------------------------------------------
                                 Principal
SHORT-TERM INVESTMENTS -- 2.5%    Amount
------------------------------------------------------------
COMMERCIAL PAPER -- 2.2%
------------------------------------------------------------
TRW Incorporated
  6.05%, 7/01/1999              $30,000,000       30,000,000
------------------------------------------------------------
VARIABLE RATE DEMAND
NOTES* -- 0.3%
------------------------------------------------------------
Chase Manhattan Bank, 3.3593%     4,683,200        4,683,200
 ..................... .....................     ------------
Total short-term investments                      34,683,200
  (cost $34,683,200)
------------------------------------------------------------
Total investments -- 96.0%
  (cost $1,173,612,754)                        1,324,911,361
 ............................................................
Other assets in excess of
  liabilities -- 4.0%                             55,134,613
 ..................... .....................     ------------
                                              $1,380,045,974
Total net assets -- 100.0%
------------------------------------------------------------

# Non-income producing security.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

      COMMON STOCKS -- 98.1%           Shares        Value
-------------------------------------------------------------
AUSTRALIA -- 3.5%
-------------------------------------------------------------
BANKS -- 1.7%
 .............................................................
Australia and New Zealand Banking
  Group, Ltd.                           16,940     $  124,561
-------------------------------------------------------------
BUILDING MATERIALS -- 1.4%
 .............................................................
Pioneer International, Ltd.             41,863        106,680
-------------------------------------------------------------
DIVERSIFIED COMPANIES -- 0.4%
 .............................................................
Reinsurance Australia Corporation,
  Ltd.                                  39,233         32,720
 ....................... .......................     ---------
                                                      263,961
Total Australia
-------------------------------------------------------------
CANADA -- 1.1%
-------------------------------------------------------------
FOREST PRODUCTS & PAPER -- 0.0%
 .............................................................
Nexfor, Inc.                                 1              6
-------------------------------------------------------------
METALS & MINERALS -- 1.1%
 .............................................................
Noranda, Inc.                            6,385         83,690
-------------------------------------------------------------
OIL EXPLORATION &
  PRODUCTION -- 0.0%
 .............................................................
Canadian Hunter Exploration Ltd. #           1             11
 ....................... .......................     ---------
                                                       83,707
Total Canada
-------------------------------------------------------------
FRANCE -- 5.8%
-------------------------------------------------------------
BANKS -- 2.3%
 .............................................................
Banque Nationale de Paris                  820         68,333
 .............................................................
Societe Generale                           625        110,161
 ....................... .......................     ---------
                                                      178,494
-------------------------------------------------------------
BEVERAGES -- 1.1%
 .............................................................
Pernod Ricard SA                         1,200         80,446
-------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 .............................................................
Lafarge SA                               1,202        114,299
-------------------------------------------------------------
OIL -- INTERNATIONAL -- 0.9%
 .............................................................
Total SA                                   514         66,317
 ....................... .......................     ---------
                                                      439,556
Total France
-------------------------------------------------------------
GERMANY -- 5.2%
-------------------------------------------------------------
BANKS -- 1.0%
 .............................................................
Commerzbank AG                           2,500         75,933
-------------------------------------------------------------
CHEMICALS -- 1.7%
 .............................................................
Hoechst AG                               2,759        124,918
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
DIVERSIFIED INDUSTRIALS -- 1.6%
 .............................................................
VEBA AG                                  2,014     $  118,397
-------------------------------------------------------------
MEDICAL PRODUCTS -- 0.9%
 .............................................................
Draegerwerk AG                           4,985         70,436
 ....................... .......................     ---------
                                                      389,684
Total Germany
-------------------------------------------------------------
HONG KONG -- 3.5%
-------------------------------------------------------------
BANKS -- 1.5%
 .............................................................
Dao Heng Bank Group, Ltd.               25,500        114,372
-------------------------------------------------------------
REAL ESTATE DEVELOPMENT -- 1.3%
 .............................................................
New World Development Co., Ltd.         33,000         98,886
-------------------------------------------------------------
RETAIL -- SPECIALTY -- 0.7%
 .............................................................
Dickson Concepts International,
  Ltd.                                  73,500         52,102
 ....................... .......................     ---------
                                                      265,360
Total Hong Kong
-------------------------------------------------------------
IRELAND -- 2.9%
-------------------------------------------------------------
FOOD PRODUCERS -- 0.9%
 .............................................................
Greencore Group PLC                     21,160         65,470
-------------------------------------------------------------
PAPER -- 2.0%
 .............................................................
Jefferson Smurfit Group PLC             63,990        150,142
 ....................... .......................     ---------
                                                      215,612
Total Ireland
-------------------------------------------------------------
ITALY -- 2.7%
-------------------------------------------------------------
OIL EXPLORATION &
  PRODUCTION -- 1.0%
 .............................................................
ENI SPA                                 12,000         71,658
-------------------------------------------------------------
TELECOMMUNICATIONS -- 1.7%
 .............................................................
Telecom Italia SPA                      10,600        110,198
 .............................................................
Telecom Italia SPA -- RNC                3,425         18,580
 ....................... .......................     ---------
                                                      128,778
 ....................... .......................     ---------
                                                      200,436
Total Italy
-------------------------------------------------------------
JAPAN -- 7.5%
-------------------------------------------------------------
AUTO PARTS -- 1.0%
 .............................................................
NIFCO, Inc.                              8,000         76,867
-------------------------------------------------------------
ELECTRONIC COMPONENTS -- 3.2%
 .............................................................
Nintendo Co., Ltd.                       1,700        238,905
-------------------------------------------------------------
ELECTRONICS -- 1.6%
 .............................................................
Nichicon Corporation                     8,000        116,656
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                       Shares        Value
-------------------------------------------------------------
FINANCIAL SERVICES -- 1.7%
 .............................................................
Promise Company, Ltd.                    2,200     $  129,957
 ....................... .......................     ---------
                                                      562,385
Total Japan
-------------------------------------------------------------
NETHERLANDS -- 6.5%
-------------------------------------------------------------
BANKS -- 1.0%
 .............................................................
ABN AMRO Holding N.V.                    3,585         77,645
-------------------------------------------------------------
CHEMICALS -- 1.3%
 .............................................................
Akzo Nobel N.V.                          2,420        101,832
-------------------------------------------------------------
ELECTRONICS -- 1.8%
 .............................................................
Koninklijke (Royal) Philips
  Electronics N.V.                       1,343        132,505
-------------------------------------------------------------
INSURANCE -- MULTI-LINE -- 1.6%
 .............................................................
ING Groep N.V.                           2,255        122,099
-------------------------------------------------------------
TELECOMMUNICATIONS -- 0.8%
 .............................................................
Koninklijke KPN N.V.                     1,300         61,005
 ....................... .......................     ---------
                                                      495,086
Total Netherlands
-------------------------------------------------------------
NEW ZEALAND -- 1.3%
-------------------------------------------------------------
BUILDING MATERIALS -- 1.3%
 .............................................................
Fletcher Challenge Building             69,015        100,573
 ....................... .......................     ---------
                                                      100,573
Total New Zealand
-------------------------------------------------------------
SINGAPORE -- 2.9%
-------------------------------------------------------------
COMPUTERS -- 2.0%
 .............................................................
Creative Technology, Ltd.               11,200        150,500
-------------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 0.9%
 .............................................................
Jardine Matheson Holdings, Ltd.         14,000         70,000
 ....................... .......................     ---------
                                                      220,500
Total Singapore
-------------------------------------------------------------
SPAIN -- 1.4%
-------------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
 .............................................................
Telefonica de Espana S.A.                2,244        108,104
 ....................... .......................     ---------
                                                      108,104
Total Spain
-------------------------------------------------------------
SWEDEN -- 1.5%
-------------------------------------------------------------
ELECTRICAL EQUIPMENT -- 1.5%
 .............................................................
Electrolux AB -- Class B                 5,525        115,673
 ....................... .......................     ---------
                                                      115,673
Total Sweden
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
SWITZERLAND -- 6.8%
-------------------------------------------------------------
BUILDING MATERIALS -- 2.2%
 .............................................................
Forbo Holding AG "registered"              161     $   64,002
 .............................................................
Geberit International AG #                 451        102,843
 ....................... .......................     ---------
                                                      166,845
-------------------------------------------------------------
INSURANCE -- 0.7%
 .............................................................
Schweizerische Rueckversicherungs-
  Gesellschaft "registered"                 27         51,409
-------------------------------------------------------------
MACHINERY & EQUIPMENT -- 2.0%
 .............................................................
Saurer AG "registered" #                   141         76,278
 .............................................................
SIG Schweizerische
  Industrie-Gesellschaft Holding           126         75,052
 ....................... .......................     ---------
                                                      151,330
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 1.9%
 .............................................................
Novartis AG "registered"                    99        144,558
 ....................... .......................     ---------
                                                      514,142
Total Switzerland
-------------------------------------------------------------
UNITED KINGDOM -- 20.4%
-------------------------------------------------------------
APPAREL & TEXTILES -- 1.6%
 .............................................................
Coats Viyella PLC                      154,380        124,108
-------------------------------------------------------------
BANKS -- 3.1%
 .............................................................
Lloyds TSB Group PLC                     8,337        113,017
 .............................................................
National Westminster Bank PLC            5,700        120,847
 ....................... .......................     ---------
                                                      233,864
-------------------------------------------------------------
BUILDING MATERIALS -- 1.5%
 .............................................................
Hanson PLC                              12,770        113,428
-------------------------------------------------------------
DIVERSIFIED -- 1.2%
 .............................................................
Cookson Group PLC                       27,000         91,078
-------------------------------------------------------------
DIVERSIFIED INDUSTRIALS -- 2.9%
 .............................................................
Elementis PLC                           55,010         90,180
 .............................................................
Tomkins PLC                             29,832        129,316
 ....................... .......................     ---------
                                                      219,496
-------------------------------------------------------------
ENGINEERING & CONSTRUCTION -- 2.5%
 .............................................................
Invensys PLC                            11,106         52,563
 .............................................................
TI Group PLC                            20,540        137,603
 ....................... .......................     ---------
                                                      190,166
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND

                                       Shares        Value
-------------------------------------------------------------
FOOD & BEVERAGES -- 1.9%
 .............................................................
Allied Domecq PLC                       12,690     $  122,419
 .............................................................
Tesco PLC                                7,520         19,351
 ....................... .......................     ---------
                                                      141,770
-------------------------------------------------------------
INSURANCE -- 2.2%
 .............................................................
Allied Zurich AG PLC                     5,870         73,791
 .............................................................
CGU PLC                                  6,340         91,592
 ....................... .......................     ---------
                                                      165,383
-------------------------------------------------------------
MEDICAL PRODUCTS & SUPPLIES -- 0.6%
 .............................................................
Medeva PLC                              25,878         42,015
-------------------------------------------------------------
PRINTING & PUBLISHING -- 1.0%
 .............................................................
United News & Media PLC                  8,276         79,577
-------------------------------------------------------------
TOBACCO -- 0.9%
 .............................................................
B.A.T. Industries PLC                    7,230         67,981
-------------------------------------------------------------
WATER -- TREATMENT -- 1.0%
 .............................................................
Pennon Group PLC                         4,518         75,632
 ....................... .......................     ---------
                                                    1,544,498
Total United Kingdom
-------------------------------------------------------------
UNITED STATES -- 25.1%
-------------------------------------------------------------
AEROSPACE -- 1.0%
 .............................................................
Northrop Grumman Corporation             1,100         72,944
-------------------------------------------------------------
AUTO PARTS -- 1.5%
 .............................................................
Dana Corporation                         2,400        110,550
-------------------------------------------------------------
AUTOS & TRUCKS -- 0.9%
 .............................................................
Ford Motor Company                       1,260         71,111
-------------------------------------------------------------
BANKS -- 1.7%
 .............................................................
Bank One Corporation                     2,106        125,439
-------------------------------------------------------------
BUILDING & FOREST PRODUCTS -- 1.3%
 .............................................................
Weyerhaeuser Company                     1,450         99,688
-------------------------------------------------------------
CONGLOMERATES -- 1.3%
 .............................................................
Tenneco, Inc.                            4,000         95,500
-------------------------------------------------------------

-------------------------------------------------------------
                                       Shares        Value
FINANCIAL SERVICES -- 1.4%
 .............................................................
Household International, Inc.            2,210     $  104,699
-------------------------------------------------------------
INSURANCE -- 1.1%
 .............................................................
Safeco Corporation                       1,800         79,425
-------------------------------------------------------------
MACHINERY  -- 2.2%
 .............................................................
New Holland N.V.                         9,750        166,969
-------------------------------------------------------------
METALS & MINING -- 1.6%
 .............................................................
Alcoa, Inc.                              2,000        123,750
-------------------------------------------------------------
OIL -- DOMESTIC -- 2.2%
 .............................................................
Occidental Petroleum Corporation         3,400         71,825
 .............................................................
Phillips Petroleum Company               1,840         92,575
 ....................... .......................     ---------
                                                      164,400
-------------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 1.3%
 .............................................................
Eastman Kodak Company                    1,400         94,850
-------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 .............................................................
Fannie Mae                               1,050         71,794
-------------------------------------------------------------
TOBACCO -- 1.5%
 .............................................................
Philip Morris Companies, Inc.            2,905        116,745
-------------------------------------------------------------
UTILITY -- ELECTRIC -- 0.9%
 .............................................................
GPU, Inc.                                1,590         67,078
-------------------------------------------------------------
UTILITY -- TELEPHONE -- 4.3%
 .............................................................
AT&T Corporation                         1,950        108,834
 .............................................................
ALLTEL Corporation                       1,800        128,700
 .............................................................
GTE Corporation                          1,200         90,900
 ....................... .......................     ---------
                                                      328,434
 ....................... .......................     ---------
                                                    1,893,376
Total United States
-------------------------------------------------------------
Total common stock
  (cost $6,810,227)                                 7,412,653
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               GLOBAL EQUITY FUND
            SHORT-TERM                Principal
        INVESTMENTS -- 1.4%            Amount        Value
-------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 1.4%
-------------------------------------------------------------
Chase Manhattan Bank, 3.3593%         $107,718     $  107,718
-------------------------------------------------------------
CASH EQUIVALENTS -- 0.0%
-------------------------------------------------------------
Chase Bank Domestic Liquidity Fund         689            689
 ....................... .......................     ---------
Total short-term investments (cost                    108,407
  $108,407)
-------------------------------------------------------------
Total investments -- 99.5%
  (cost $6,918,634)                                 7,521,060
 .............................................................
Other assets in excess of
  liabilities -- 0.5%                                  40,836
 ....................... .......................     ---------
                                                   $7,561,896
Total net assets -- 100.0%
-------------------------------------------------------------

# Non-income producing security.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND

    COMMON STOCKS -- 47.1%          Shares          Value
------------------------------------------------------------
AEROSPACE -- 2.3%
 ............................................................
Lockheed Martin Corporation            23,300    $   867,925
 ............................................................
Northrop Grumman Corporation           15,400      1,021,212
 ............................................................
Rockwell International
  Corporation                           5,800        352,350
 ...................... ......................     ----------
                                                   2,241,487
------------------------------------------------------------
APPAREL & TEXTILES -- 0.3%
 ............................................................
Russell Corporation                    15,000        292,500
------------------------------------------------------------
AUTO PARTS -- 1.8%
 ............................................................
Dana Corporation                       15,800        727,788
 ............................................................
Delphi Automotive Systems
  Corporation                          13,294        246,770
 ............................................................
Meritor Automotive, Inc.                2,000         51,000
 ............................................................
TRW Inc.                               13,600        746,300
 ...................... ......................     ----------
                                                   1,771,858
------------------------------------------------------------
AUTOS & TRUCKS -- 2.2%
 ............................................................
Ford Motor Company                     21,000      1,185,188
 ............................................................
General Motors Corporation             14,300        943,800
 ...................... ......................     ----------
                                                   2,128,988
------------------------------------------------------------
BANKS -- 2.5%
 ............................................................
Bank One Corporation                   17,300      1,030,431
 ............................................................
First Security Corporation              8,200        223,450
 ............................................................
First Union Corporation                15,000        705,000
 ............................................................
KeyCorp                                 8,600        276,275
 ............................................................
UnionBanCal Corporation                 5,900        213,137
 ...................... ......................     ----------
                                                   2,448,293
------------------------------------------------------------
BEVERAGES -- 0.6%
 ............................................................
Anheuser-Busch Companies, Inc.          9,000        638,438
------------------------------------------------------------
BUILDING & FOREST
  PRODUCTS -- 1.2%
 ............................................................
Georgia-Pacific Corporation
  (Timber Group)                       13,000        328,250
 ............................................................
Weyerhaeuser Company                   12,300        845,625
 ...................... ......................     ----------
                                                   1,173,875
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
CHEMICALS -- 1.3%
 ............................................................
The Dow Chemical Company                5,200    $   659,750
 ............................................................
Eastman Chemical Company                9,400        486,450
 ............................................................
Millennium Chemicals, Inc.              4,442        104,665
 ...................... ......................     ----------
                                                   1,250,865
------------------------------------------------------------
CONGLOMERATES -- 1.0%
 ............................................................
Tenneco, Inc.                          39,600        945,450
------------------------------------------------------------
ENGINEERING &
  CONSTRUCTION -- 0.5%
 ............................................................
Harsco Corporation                     14,000        448,000
------------------------------------------------------------
FINANCIAL SERVICES -- 2.0%
 ............................................................
Associates First Capital
  Corporation -- Class A                2,400        106,350
 ............................................................
Fannie Mae                             12,500        854,688
 ............................................................
Fleet Financial Group, Inc.               600         26,625
 ............................................................
Household International, Inc.          11,200        530,600
 ............................................................
Transamerica Corporation                6,000        450,000
 ...................... ......................     ----------
                                                   1,968,263
------------------------------------------------------------
HEALTHCARE -- DRUGS -- 0.2%
 ............................................................
American Home Products
  Corporation                             600         34,500
 ............................................................
Bristol Myers Squibb Company            1,700        119,744
 ...................... ......................     ----------
                                                     154,244
------------------------------------------------------------
HEALTHCARE -- MEDICAL PRODUCTS -- 0.1%
 ............................................................
Baxter International, Inc.              2,200        133,375
------------------------------------------------------------
HOUSEHOLD FURNISHINGS & APPLIANCES -- 1.0%
 ............................................................
Whirlpool Corporation                  13,000        962,000
------------------------------------------------------------
INSURANCE -- 3.0%
 ............................................................
American General Corporation            9,100        685,913
 ............................................................
Harleysville Group, Inc.               14,500        297,250
 ............................................................
Lincoln National Corporation           10,400        544,050
 ............................................................
Safeco Corporation                     18,500        816,312
 ............................................................
St. Paul Companies, Inc.               20,600        655,337
 ...................... ......................     ----------
                                                   2,998,862
------------------------------------------------------------
LEISURE/TOYS -- 0.5%
 ............................................................
Fortune Brands, Inc.                   13,000        537,875
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                    Shares          Value
------------------------------------------------------------
MACHINERY -- 1.1%
 ............................................................
Deere & Company                         1,400    $    55,475
 ............................................................
New Holland N.V.                       57,200        979,550
 ...................... ......................     ----------
                                                   1,035,025
------------------------------------------------------------
METALS & MINING -- 2.3%
 ............................................................
Alcoa, Inc.                            14,000        866,250
 ............................................................
Phelps Dodge Corporation                8,400        520,275
 ............................................................
Reynolds Metals Company                14,500        855,500
 ...................... ......................     ----------
                                                   2,242,025
------------------------------------------------------------
OIL -- DOMESTIC -- 3.7%
 ............................................................
Atlantic Richfield Company              6,200        518,088
 ............................................................
Occidental Petroleum
  Corporation                          26,500        559,812
 ............................................................
Phillips Petroleum Company             22,500      1,132,031
 ............................................................
Texaco Inc.                             4,500        281,250
 ............................................................
USX-Marathon Group, Inc.               25,000        814,062
 ............................................................
Ultramar Diamond Shamrock
  Corporation                          14,700        320,644
 ...................... ......................     ----------
                                                   3,625,887
------------------------------------------------------------
PAPER -- 1.8%
 ............................................................
Georgia-Pacific Group                  10,000        473,750
 ............................................................
International Paper Company            26,000      1,313,000
 ...................... ......................     ----------
                                                   1,786,750
------------------------------------------------------------
PHOTOGRAPHY & OPTICAL -- 0.8%
 ............................................................
Eastman Kodak Company                  11,600        785,900
------------------------------------------------------------
POLLUTION CONTROL -- 1.4%
 ............................................................
Browning-Ferris Industries,
  Inc.                                 18,400        791,200
 ............................................................
Waste Management, Inc.                 10,000        537,500
 ...................... ......................     ----------
                                                   1,328,700
------------------------------------------------------------
RAILROADS -- 1.1%
 ............................................................
CSX Corporation                         9,700        439,531
 ............................................................
Norfolk Southern Corporation           22,000        662,750
 ...................... ......................     ----------
                                                   1,102,281
------------------------------------------------------------

------------------------------------------------------------
                                    Shares          Value
RETAIL -- 2.0%
 ............................................................
Intimate Brands, Inc.                   2,940    $   139,283
 ............................................................
J.C. Penney Company, Inc.              19,100        927,544
 ............................................................
May Department Stores Company          12,600        515,025
 ............................................................
Sears, Roebuck & Company                8,800        392,150
 ...................... ......................     ----------
                                                   1,974,002
------------------------------------------------------------
SAVINGS & LOANS -- 0.9%
 ............................................................
Washington Mutual, Inc.                24,300        859,612
------------------------------------------------------------
STEEL -- 0.8%
 ............................................................
USX-U.S. Steel Group, Inc.             29,000        783,000
------------------------------------------------------------
TOBACCO -- 1.9%
 ............................................................
Philip Morris Companies, Inc.          47,400      1,904,887
------------------------------------------------------------
TRUCKING -- 0.1%
 ............................................................
Ryder System, Inc.                      4,500        117,000
------------------------------------------------------------
UTILITY -- ELECTRIC -- 5.0%
 ............................................................
CMS Energy Corporation                  9,500        397,813
 ............................................................
Central & South West
  Corporation                          14,500        338,937
 ............................................................
DTE Energy Company                     12,000        480,000
 ............................................................
Edison International                   19,000        508,250
 ............................................................
Entergy Corporation                     7,700        240,625
 ............................................................
GPU, Inc.                               5,800        244,687
 ............................................................
Illinova Corporation                   28,000        763,000
 ............................................................
PECO Energy Company                    14,000        586,250
 ............................................................
P P & L Resources, Inc.                10,000        307,500
 ............................................................
PacifiCorp                             12,000        220,500
 ............................................................
Public Service Enterprises
  Group, Inc.                           7,000        286,125
 ............................................................
SCANA Corporation                      14,000        327,250
 ............................................................
Texas Utilities Company                 6,300        259,875
 ...................... ......................     ----------
                                                   4,960,812
------------------------------------------------------------
UTILITY -- GAS PIPELINE -- 0.2%
 ............................................................
Peoples Energy Corporation              4,500        169,594
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND

                                    Shares          Value
------------------------------------------------------------
UTILITY -- TELEPHONE -- 3.5%
 ............................................................
AT&T Corporation                       15,800    $   881,837
 ............................................................
ALLTEL Corporation                      9,400        672,100
 ............................................................
Bell Atlantic Corporation              12,500        817,188
 ............................................................
GTE Corporation                         4,000        303,000
 ............................................................
SBC Communications, Inc.               13,000        754,000
 ...................... ......................     ----------
                                                   3,428,125
------------------------------------------------------------
Total common stock (cost
  $38,969,491)                                    46,197,973
------------------------------------------------------------
                                   Principal
   CORPORATE BONDS -- 14.6%         Amount
------------------------------------------------------------
BANKS -- 1.5%
 ............................................................
MBNA Corporation, 5.505%,
  6/17/2002 #                     $ 1,500,000      1,492,602
------------------------------------------------------------
EUROBANKS -- 6.1%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 5.92625%,
  12/29/2049 #                      2,500,000      2,474,991
 ............................................................
Nordbanken, CLB 10/25/2001
  5.92625%, 10/29/2049 #            2,000,000      1,956,940
 ............................................................
Okobank, CLB 9/09/2002
  5.59875%, 9/29/2049 #             1,500,000      1,510,722
 ...................... ......................     ----------
                                                   5,942,653
------------------------------------------------------------
FINANCIAL SERVICES -- 3.5%
 ............................................................
Countrywide Home Loans, Inc.,
  6.84%, 10/22/2004                 2,500,000      2,483,303
 ............................................................
Lehman Brothers Holdings,
  5.50125%, 6/01/2001 #               900,000        897,442
 ...................... ......................     ----------
                                                   3,380,745
------------------------------------------------------------
RETAIL -- 1.2%
 ............................................................
Rite Aid Corp. (Acquired
  12/16/1998, cost $747,645),
  6.00%, 12/15/2005 r                 750,000        695,127
 ............................................................
Rite Aid Corp. 7.125%,
  1/15/2007                           475,000        462,860
 ...................... ......................     ----------
                                                   1,157,987
------------------------------------------------------------

                                   Principal
                                    Amount          Value
------------------------------------------------------------
TRANSPORTATION -- 2.3%
 ............................................................
Delta Air Lines ETC:
  9.90%, 1/02/2002                $   150,000    $   159,729
  10.50%, 4/30/2016                   750,000        923,674
 ............................................................
Northwest Airlines, Inc.,
  11.30%, 12/21/2012                1,049,292      1,216,657
 ...................... ......................     ----------
                                                   2,300,060
------------------------------------------------------------
Total corporate bonds (cost
  $15,656,856)                                    14,274,047
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 6.0%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%
 ............................................................
Federal Home Loan Mortgage
  Corporation
  1588 SA, 7.48888%, 9/15/2023
  #                                   700,000        564,527
 ............................................................
  2067 PD, 6.50%, 9/15/2026         2,900,000      2,809,361
 ...................... ......................     ----------
                                                   3,373,888
------------------------------------------------------------
PASS-THROUGH SECURITIES -- 2.4%
 ............................................................
Federal National Mortgage
  Association
  Pool #313608, 6.50%,
  7/01/2012                         2,360,375      2,329,921
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.2%
 ............................................................
Federal National Mortgage
  Association
  1994-53 E (PO), 0.00%,
  11/25/2023                          214,503        210,946
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $6,062,799)                                5,914,755
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                                 BALANCED FUND
          NON-AGENCY
        MORTGAGE-BACKED            Principal
      SECURITIES -- 13.7%           Amount          Value
------------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.7%
 ............................................................
Ditech Home Loan Owner Trust,
  CLB 1997-1 A3, 6.71%,
  8/15/2018                       $ 1,750,000    $ 1,755,679
 ............................................................
GMAC Commercial Mortgage
  Securities Inc., 1999-C2 A2,
  6.945%, 9/15/2033                 1,150,000      1,148,879
 ............................................................
GREAT 1998-1 A1 (Acquired
  7/02/98, cost $1,106,571)
  7.33%, 9/15/2007 r +              1,106,571        331,971
 ............................................................
Green Tree Financial
  Corporation, CLB 1996-5 B2,
  8.45%, 7/15/2027                  1,549,754      1,353,299
 ............................................................
Heilig-Meyers Master Trust
  (Acquired 2/20/1998, cost
  $1,399,872), CLB 1998-1A A,
  6.125%, 1/20/2007 r               1,400,000      1,376,739
 ............................................................
Nomura Asset Securities
  Corporation:
  CLB 1995-MD3 A1B, 8.15%,
  3/04/2020                         1,000,000      1,053,465
 ............................................................
  CLB 1998-D6 A1B, 6.59%,
    3/17/2028                       2,500,000      2,431,463
 ...................... ......................     ----------
                                                   9,451,495
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.4%
 ............................................................
Independent National Mortgage
  Corporation, CLB 1996-D A2,
  7.00%, 5/25/2026                      9,114          9,106
 ............................................................
PNC Mortgage Securities
  Corporation, CLB 1996-1 A11,
  7.50%, 6/25/2026                  1,986,978      1,979,040
 ............................................................
Prudential Home Mortgage
  Securities, CLB 1993-54,
  Class A17, 3.77545%,
  1/25/2024 #                         500,000        394,688
 ...................... ......................     ----------
                                                   2,382,834
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 1.6%
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, CLB
  1997-1 X (IO), 1.438176%,
  4/19/2015 #                      21,952,535      1,536,677
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $13,518,409)                              13,371,006
------------------------------------------------------------
   PREFERRED STOCKS -- 0.9%         Shares          Value
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, Cost
  $1,000,000) r                         1,000    $   861,000
------------------------------------------------------------
         U.S. TREASURY             Principal
     OBLIGATIONS -- 17.2%           Amount
------------------------------------------------------------
U.S. Treasury Notes:
  4.00%, 10/31/2000               $12,500,000     12,245,605
 ............................................................
  5.75%, 4/30/2003                  3,150,000      3,153,937
 ............................................................
  6.50%, 10/15/2006                 1,350,000      1,393,454
------------------------------------------------------------
Total U.S. Treasury obligations
  (cost $16,882,919)                              16,792,996
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 0.0%
------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 0.0%
 ............................................................
General Mills, Inc., 4.8250%            7,874          7,874
 ............................................................
Sara Lee, Corp., 4.8200%                  465            465
 ...................... ......................     ----------
Total short-term investments                           8,339
  (cost $8,339)
------------------------------------------------------------
Total investments -- 99.5%
  (cost $92,098,813)                              97,420,116
 ............................................................
Other assets in excess of
  liabilities -- 0.5%                                477,986
 ...................... ......................     ----------
                                                 $97,898,102
Total net assets -- 100.0%
------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

        CORPORATE BONDS           Principal
      AND NOTES -- 33.5%            Amount         Value
------------------------------------------------------------
BANKS -- 2.6%
 ............................................................
MBNA Corporation, 5.505%,
  6/17/2002 #                     $  500,000    $    497,534
 ............................................................
Sovereign Bancorp, CLB 6.625%,
  3/15/2001                        1,750,000       1,744,405
 ............................................................
Unibanco Grand Cayman (Acquired
  4/21/1999, cost $1,050,809),
  10.75%, 4/28/2000 r              1,050,000       1,057,875
 ..................... ......................      ----------
                                                   3,299,814
------------------------------------------------------------
CABLE -- 4.5%
 ............................................................
Charter Communication Holdings
  LLC (Acquired 3/12/1999, cost
  $2,592,070), CLB 4/01/2004,
  8.625%, 4/01/2009 r              2,600,000       2,509,000
 ............................................................
CSC Holdings Inc., 7.25%,
  7/15/2008                        2,200,000       2,101,000
 ............................................................
USA Networks Inc., 6.75%,
  11/15/2005                       1,000,000         960,843
 ..................... ......................      ----------
                                                   5,570,843
------------------------------------------------------------
EUROBANKS -- 1.0%
 ............................................................
Nordbanken, CLB 9/27/2001
  5.9925%, 9/29/2049 #             1,300,000       1,282,112
------------------------------------------------------------
FINANCIAL SERVICES -- 7.9%
 ............................................................
AT & T Capital Corp., 5.34%,
  10/24/2000 #                       500,000         499,769
 ............................................................
Countrywide Home Loans, Inc.,
  6.25%, 4/15/2009                 2,000,000       1,845,204
 ............................................................
Countrywide Home Loans, Inc.,
  6.85%, 6/15/2004                 1,700,000       1,701,525
 ............................................................
Golden State Holdings, CLB
  8/1/2000, 5.995%, 8/01/2003 #    3,000,000       2,947,218
 ............................................................
Lehman Brothers Holdings,
  6.20%, 1/15/2002                 1,900,000       1,871,276
 ............................................................
Pan Pacific Ind. Inv. PLC
  (Acquired 6/18/1999, cost
  $971,987), 0.00%, 4/28/2007 r    2,000,000         990,960
 ..................... ......................      ----------
                                                   9,855,952
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                    Amount         Value
INDUSTRIAL -- 3.0%
 ............................................................
Coca-Cola Femsa SA, 8.95%,
  11/01/2006                      $1,110,000    $  1,101,925
 ............................................................
Lennar Corp., CLB 7.625%,
  3/01/2009                        2,750,000       2,612,505
 ..................... ......................      ----------
                                                   3,714,430
------------------------------------------------------------
MISCELLANEOUS -- 1.5%
 ............................................................
Liberty Property LP, CLB 7.75%,
  4/15/2009                        1,200,000       1,154,710
 ............................................................
Republic of Brazil, 11.625%,
  4/15/2004                          750,000         697,500
 ..................... ......................      ----------
                                                   1,852,210
------------------------------------------------------------
RETAIL -- 4.3%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004                 2,500,000       2,465,855
 ............................................................
Rite Aid Corp.:
  (Acquired 12/16/1998, cost
  $1,246,075), 6.00%,
  12/15/2005 r                     1,250,000       1,158,545
 ............................................................
  (Acquired 3/30/1999, cost
  $964,707), CLB 6.00%,
  12/15/2005 r                     1,000,000         926,836
 ............................................................
  7.125%, 1/15/2007                  850,000         828,276
 ..................... ......................      ----------
                                                   5,379,512
------------------------------------------------------------
SAVINGS & LOANS -- 0.4%
 ............................................................
Western Financial Savings, CLB
  7/1/2000, 8.50%, 7/01/2003         500,000         457,604
------------------------------------------------------------
STEEL -- 2.2%
 ............................................................
Pohang Iron & Steel, 6.625%,
  7/01/2003                        2,900,000       2,745,218
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.6%
 ............................................................
Comcast Cellular Holdings, CLB
  5/01/2002, 9.50%, 5/01/2007      1,300,000       1,460,875
 ............................................................
Telecom Argentina Stet. Fran.
  (Acquired 6/25/1999, cost
  $998,750), 9.75%, 7/12/2001 r    1,000,000       1,000,000
 ............................................................
MCI Worldcom, Inc., CLB
  1/15/2001, 8.875%, 1/15/2006       775,000         822,559
 ..................... ......................      ----------
                                                   3,283,434
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
TRANSPORTATION -- 1.9%
 ............................................................
Bombardier Capital Inc.
  (Acquired 1/22/1999, cost
  $1,496,910), CLB 6.00%,
  1/15/2002 r                     $1,500,000    $  1,476,006
 ............................................................
Delta Air Lines ETC:
  CLB 9.90%, 1/02/2002               250,000         266,214
 ............................................................
  10.50%, 4/30/2016                  500,000         615,782
 ..................... ......................      ----------
                                                   2,358,002
------------------------------------------------------------
UTILITIES -- 1.6%
 ............................................................
CMS Energy Corp., CLB 8.00%,
  7/01/2001#                       2,000,000       1,996,286
------------------------------------------------------------
Total corporate bonds and notes
  (cost $42,743,995)                              41,795,417
------------------------------------------------------------
GOVERNMENT AGENCY
MORTGAGE-BACKED
SECURITIES -- 22.8%
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.5%
 ............................................................
Federal Home Loan Mortgage
  Corporation:
 ............................................................
  1564 SE, CLB 9.12167%,
    8/15/2008 #                      119,179         122,195
 ............................................................
  1565 OC, CLB 6.84544%,
    8/15/2008 #                    1,827,135       1,736,051
 ............................................................
  1261 J, CLB 8.00%, 7/15/2021       703,629         725,247
 ............................................................
  1573 GC, CLB 11.51138%,
    1/15/2023 #                      546,583         530,566
 ............................................................
  1588 SA, 7.48888%, 9/15/2023
    #                              1,625,000       1,310,510
 ............................................................
  2067 PD, 6.50%, 9/15/2026        1,200,000       1,162,494
 ............................................................
  2118 Z, CLB 6.50%, 12/15/2028      605,555         517,785
 ............................................................
  Pool #C00716, 6.00%,
    2/01/2029                      4,003,829       3,780,210
 ............................................................
  Pool #C25556, 6.50%,
    4/01/2029                      4,983,343       4,829,393
 ............................................................
  Pool #E00617, 5.50%,
    1/01/2014                      4,438,693       4,211,206
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
Federal National Mortgage
  Association:
  Pool #313608, 6.50%,
    7/01/2012                     $2,360,375    $  2,329,921
 ............................................................
  1994-27 SD, 6.9478%,
    3/25/2023 #                    2,515,648       2,264,644
 ............................................................
  G93-27 SB, 7.7434%, 8/25/2023
    #                                 43,813          35,322
 ............................................................
  Pool #481469, 6.00%,
    2/01/2029                      4,247,907       4,005,284
 ............................................................
  1999-13 ZD, 9.7203%,
    4/25/2029 #                      433,562         451,952
 ..................... ......................      ----------
                                                  28,012,780
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.3%
 ............................................................
Federal National Mortgage
  Association:
  G93-32 E, 0.00% (PO),
    9/25/2023                        353,496         334,922
 ............................................................
  1998-48 CI (IO), 6.50%,
    8/25/2028                        190,840          35,049
 ..................... ......................      ----------
                                                     369,971
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $29,163,799)                              28,382,751
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 23.2%
------------------------------------------------------------
ASSET-BACKED
  SECURITIES -- 17.7%
 ............................................................
Associates Manufactured Housing
  Pass-Through Certificates,
  CLB 1996-2 A4, 6.60%,
  6/15/2027                          500,000         502,207
 ............................................................
CIT Marine Trust, CLB 1999-A
  A2, 5.80%, 4/15/2010             2,000,000       1,994,290
 ............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust (Acquired
  9/24/1997, cost $360,984),
  1997-5 A1, 7.72%, 6/15/2005 r
  +                                  361,069         108,321
 ............................................................
Commercial Mortgage Acceptance
  Corporation (Acquired
  3/13/1998, cost $282,837),
  CLB 1996-C2 A2, 7.0357%,
  9/15/2023 # r                      279,733         284,036
 ............................................................
Commercial Resecuritization
  Trust (Acquired 2/10/1999,
  cost $967,760), CLB 1999-ABC1
  A, 6.74%, 1/27/2009 r              977,998         953,548
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
CPS Auto Trust, CLB 1998-1 A,
  6.00%, 8/15/2003                $  330,961    $    331,085
 ............................................................
The C.S. First Boston Mortgage
  Securities Corp. Commercial
  Mortgage Pass-Through
  Certificates, 1998-C1 A1B,
  6.48%, 5/17/2008                   750,000         723,139
 ............................................................
Delta Funding Home Equity Loan
  Trust, CLB 5.98%, 2/15/2023      2,000,000       1,985,370
 ............................................................
Ditech Home Loan Owner Trust,
  CLB 1997-1 A3, 6.71%,
  8/15/2018                          600,000         601,947
 ............................................................
GMAC Commercial Mortgage
  Securities Inc., CLB 1999-C2
  A2, 6.945%, 9/15/2033            2,600,000       2,597,465
 ............................................................
GREAT (Acquired 7/02/1998, cost
  $158,082), 1998-1 A1, 7.33%,
  9/15/2007 r +                      158,082          47,425
 ............................................................
Green Tree Financial
  Corporation:
  1995-4 A4, CLB 6.75%,
    6/15/2025                        382,658         385,013
 ............................................................
  1996-5 B2, CLB 8.45%,
    7/15/2027                        799,873         698,477
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB 1996-B CTFS, 7.70%,
  7/15/2018                          450,000         433,811
 ............................................................
Heilig-Meyers Master Trust
  (Acquired 2/20/1998, cost
  $499,954), CLB 1998-1A A,
  6.125%, 1/20/2007 r                500,000         491,693
 ............................................................
Nomura Asset Securities
  Corporation:
  1995-MD3 A1B, CLB 8.15%,
    3/04/2020                        750,000         790,099
 ............................................................
  1998-D6 A1B, CLB 6.59%,
    3/17/2028                      2,850,000       2,771,867
 ............................................................
Nomura Depositor Trust
  (Acquired 6/28/1999, cost
  $1,183,500), CLB 1998-ST1 A2,
  5.475%, 1/15/2003 # r            1,200,000       1,183,500
 ............................................................
Nomura Depositor Trust
  (Acquired 6/28/1999, cost
  $486,914), CLB 1998-ST1 A3,
  5.5675%, 1/15/2003 # r             500,000         485,390
 ............................................................

------------------------------------------------------------
                                  Principal
                                    Amount         Value
Resolution Trust Corporation,
  1994-C2 G, CLB 8.00%,
    4/25/2025                     $  514,528    $    518,533
 ............................................................
  1994-C1 E, CLB 8.00%,
    6/25/2026                      1,997,828       1,974,729
 ............................................................
Structured Asset Securities
  Corporation, 1993-C1 C,
  6.60%, CLB 10/25/2024            1,100,091       1,093,215
 ............................................................
The Ugly Duckling Auto Grantor
  Trust, (Acquired 12/18/1998,
  cost $1,072,044), CLB 1998-D
  A, 5.90%, 5/15/2003 r            1,133,905       1,136,870
 ..................... ......................      ----------
                                                  22,092,030
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 5.5%
 ............................................................
Blackrock Capital Finance LP
  (Acquired 6/23/1997, cost
  $171,004), CLB 1997-AW (AP),
  7.9377%, 12/25/2035 # r            172,053         179,013
 ............................................................
CMC Securities Corporation IV,
  CLB 1994-G A4, 7.00%,
  9/25/2024                          200,000         190,421
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB 1997-3 A2, 6.92%,
  8/25/2027                           62,935          63,121
 ............................................................
Collateralized Mortgage
  Obligations Trust, CLB 57 D,
  9.90%, 2/01/2019                   259,015         272,363
 ............................................................
GE Capital Mortgage Services,
  Inc., 1994-24 A4, 7.00%,
  7/25/2024                          169,843         161,933
 ............................................................
Housing Securities, Inc.:
  1994-1 AB2, (Acquired
    3/03/1995, cost $288,664),
    CLB 6.50%, 3/25/2009 r           437,369         323,653
 ............................................................
  1994-2 B1, CLB 6.50%,
    7/25/2009                        228,915         180,843
 ............................................................
Independent National Mortgage
  Corporation, CLB 1995-F A5,
  8.25%, 5/25/2010                   750,000         766,270
 ............................................................
Ocwen Residential MBS Corp.
  (Acquired 6/18/1998, cost
  $564,912), CLB 1998-R2 AP,
  6.1474%, 11/25/2034 r #            565,619         570,774
 ............................................................
Prudential Home Mortgage
  Securities CLB 1993-50 A11,
  8.75%, 11/25/2023 #              3,312,928       3,263,234
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                             TOTAL RETURN BOND FUND

                                  Principal
                                    Amount         Value
------------------------------------------------------------
Prudential Home Mortgage
  Securities CLB 1993-54 A17,
  3.77545%, 1/25/2024 #           $1,150,000    $    907,781
 ..................... ......................      ----------
                                                   6,879,406
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $29,689,970)                              28,971,436
------------------------------------------------------------
   PREFERRED STOCKS -- 0.4%         Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $500,000) r                            500         430,500
------------------------------------------------------------
         U.S. TREASURY            Principal
     OBLIGATIONS -- 14.1%           Amount
------------------------------------------------------------
U.S. Treasury Bonds: 6.375%,
  8/15/2027                       $  375,000         383,203
 ............................................................
U.S. Treasury Notes: 5.75%,
  4/30/2003                        9,500,000       9,511,875
 ............................................................
  7.25%, 8/15/2004                 2,750,000       2,921,875
 ............................................................
  6.50%, 10/15/2006                3,950,000       4,077,143
 ............................................................
U.S. Treasury Strips: 0.00%,
  2/15/2009                        1,200,000         668,627
 ..................... ......................      ----------
Total U.S. Treasury obligations                   17,562,723
  (cost $17,904,412)
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.7%
------------------------------------------------------------
COMMERCIAL PAPER -- 5.7%
 ............................................................
Conseco, Inc., 5.42%, 7/01/1999
  4(2)                               400,000         400,000
 ............................................................
TRW Inc., 6.05%, 7/01/1999 4(2)    6,000,000       6,000,000
 ............................................................
Tyson Foods, Inc., 6.05%,
  7/01/1999                          700,000         700,000
 ..................... ......................      ----------
                                                   7,100,000
Total commercial paper
------------------------------------------------------------

                                  Principal
                                    Amount         Value
------------------------------------------------------------
VARIABLE RATE DEMAND NOTES* -- 0.0%
 ............................................................
General Mills, Inc., 4.825%,
  12/31/2031                      $   42,434    $     42,434
------------------------------------------------------------
Total short term investments
  (cost $7,142,434)                                7,142,434
------------------------------------------------------------
Total investments -- 99.7%
  (cost $127,144,610)                            124,285,261
 ............................................................
Other assets in excess of
  liabilities -- 0.3%                                384,363
 ..................... ......................      ----------
                                                $124,669,624
Total net assets -- 100.0%
------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of June 30, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

       CORPORATE BONDS            Principal
      AND NOTES -- 37.2%           Amount          Value
------------------------------------------------------------
AUTO -- 1.2%
 ............................................................
TRW, Inc., (Acquired
  6/18/1999, cost $5,100,000),
  5.5987%, 6/28/2000 # r         $ 5,100,000    $  5,102,550
------------------------------------------------------------
BANKS -- 4.5%
 ............................................................
Korea Development Bank,
  9.60%, 12/01/2000                4,220,000       4,366,223
 ............................................................
MBNA Corporation,
  5.505%, 6/17/2002 #              1,125,000       1,119,452
 ............................................................
MBNA Global Capital
  Securities, CLB 2/01/2007,
  5.795%, 2/01/2027 #              2,000,000       1,740,560
 ............................................................
Sovereign Bancorp, CLB,
  6.625%, 3/15/2001                7,150,000       7,127,141
 ............................................................
Unibanco Grand Cayman,
  (Acquired 4/21/1999, cost
  $4,003,082), 10.75%,
  4/28/2000 r                      4,000,000       4,030,000
 ..................... ......................     -----------
                                                  18,383,376
------------------------------------------------------------
CABLE -- 1.6%
 ............................................................
TCI Communications, Inc.,
  8.00%, 8/01/2005                 4,600,000       4,852,388
 ............................................................
USA Networks Inc.
  6.75%, 11/15/2005                1,700,000       1,633,433
 ..................... ......................     -----------
                                                   6,485,821
------------------------------------------------------------
EUROBANKS -- 6.0%
 ............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 5.92625%,
  12/29/2049 #                     5,750,000       5,692,480
 ............................................................
Nordbanken, CLB 10/25/2001,
  5.595%, 10/29/2049 #             6,680,000       6,536,180
 ............................................................
Okobank:
  CLB 9/09/2002, 5.5987%,
  9/29/2049,#                      3,750,000       3,776,805
 ............................................................
  CLB 10/14/1999, 6.45%,
  10/29/2049, #                    2,000,000       2,006,900
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Skandinavinska Enskilda
  Banken, CLB 6/28/2003,
  6.26375%, 6/29/2049 #          $ 3,500,000    $  3,431,960
 ............................................................
Svenska Handls Banken, CLB
  3/03/2002, 5.5687%,
  3/29/2049 #                      3,250,000       3,162,406
 ..................... ......................     -----------
                                                  24,606,731
------------------------------------------------------------
FINANCIAL SERVICES -- 10.8%
 ............................................................
AT & T Capital Corp.,
  5.34%, 10/24/2000 #              2,750,000       2,748,730
 ............................................................
Case Credit Corporation,
  6.15%, 3/01/2002                 4,000,000       3,938,900
 ............................................................
Countrywide Home Loans, Inc.,
  5.69%, 3/16/2005 #               5,000,000       4,987,650
 ............................................................
Golden State Holdings, CLB
  8/01/2000, 5.995%, 8/01/2003
  #                                9,900,000       9,725,819
 ............................................................
Lehman Brothers Holdings,
  5.50125%, 6/01/2001 #              800,000         797,726
 ............................................................
Lehman Brothers Holdings,
  6.20%, 1/15/2002                 9,100,000       8,962,426
 ............................................................
Pan Pacific Ind. Inv. Plc.,
  (Acquired 6/18/1999, cost
  $3,887,947), 0.00%,
  4/28/2007 r                      8,000,000       3,963,840
 ............................................................
Providian National Bank, CLB
  4/10/2000, 5.60%, 4/10/2001
  #                                4,000,000       4,000,908
 ............................................................
U.S. West Capital Funding:
  (Acquired 6/03/1999, cost
  $5,000,000), CLB 9/15/1999,
  5.546%, 6/15/2000 # r            5,000,000       4,997,900
 ............................................................
  (Acquired 6/14/1999, cost
  $249,985) CLB 9/15/1999,
  5.546%, 6/15/2000 # r              250,000         249,895
 ..................... ......................     -----------
                                                  44,373,794
------------------------------------------------------------
INDUSTRIAL -- 1.0%
 ............................................................
Coca-Cola Femsa SA,
  8.95%, 11/01/2006                2,875,000       2,854,084
 ............................................................
Suiza Foods Corp., CLB
  12/15/2001, 10.00%,
  12/15/2006                       1,000,000       1,120,000
 ..................... ......................     -----------
                                                   3,974,084
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
MISCELLANEOUS -- 0.6%
 ............................................................
Republic of Brazil,
  11.625%, 4/15/2004             $ 2,700,000    $  2,511,000
------------------------------------------------------------
RETAIL -- 3.9%
 ............................................................
Great Atlantic & Pacific Tea,
  7.70%, 1/15/2004                 6,433,000       6,345,138
 ............................................................
Rite Aid Corp.,
  (Acquired 12/16/1998, cost
  $3,943,167), 5.50%,
  12/15/2000 r                     3,950,000       3,874,721
 ............................................................
  6.70%, 12/15/2001                4,200,000       4,184,170
 ............................................................
  6.70%, 12/15/2001                1,450,000       1,444,535
 ..................... ......................     -----------
                                                  15,848,564
------------------------------------------------------------
STEEL -- 2.4%
 ............................................................
Pohang Iron & Steel,
  6.625%, 7/01/2003               10,530,000       9,967,982
------------------------------------------------------------
TELECOMMUNICATIONS -- 2.4%
 ............................................................
Comcast Cellular Holdings, CLB
  5/01/2002, 9.50%, 5/01/2007      5,010,000       5,629,988
 ............................................................
Telecom Argentina Stet. Fran.
  (Acquired 6/25/1999, cost
  $3,995,000), 9.75%,
  7/12/2001 r                      4,000,000       4,000,000
 ..................... ......................     -----------
                                                   9,629,988
------------------------------------------------------------
TRANSPORTATION -- 1.6%
 ............................................................
Bombardier Capital, Inc., CLB
  (Acquired 1/22/1999, cost
  $6,711,147), 6.00%,
  1/15/2002 r                      6,725,000       6,617,427
------------------------------------------------------------
UTILITIES -- 1.2%
 ............................................................
CMS Energy Corp., CLB,
  8.00%, 7/01/2001 #               5,000,000       4,990,715
 ..................... ......................     -----------
Total corporate bonds and
  notes                                          152,492,032
  (cost $153,969,651)
------------------------------------------------------------
      GOVERNMENT AGENCY
       MORTGAGE-BACKED            Principal
     SECURITIES -- 11.7%           Amount          Value
------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 11.4%
 ............................................................
Federal Home Loan Mortgage Corporation:
 ............................................................
  1564 SB, 8.4066%, 8/15/2008
    #                            $   771,272    $    778,112
 ............................................................
  Pool #E00617, 5.50%,
    1/01/2014                     12,921,527      12,259,289
 ............................................................
  1336 H, 7.75%, 1/15/2021           174,071         176,702
 ............................................................
  1477 P, 10.5233%, 3/15/2023
    #                                 25,680          25,191
 ............................................................
  1617 D, 6.50%, 11/15/2023           71,000          66,756
 ............................................................
  2118 Z, CLB 6.50%,
    12/15/2028,                    2,961,148       2,531,958
 ............................................................
  2141 WZ, 6.50%, 4/15/2029        2,619,864       2,560,944
 ............................................................
Federal National Mortgage
  Association:
 ............................................................
  1991-153 N, 7.50%, 2/25/2007       207,422         209,534
 ............................................................
  1993-6 S, 10.6575%,
    1/25/2008 #                      876,208         853,821
 ............................................................
  Pool #313608 , 6.50%,
    7/01/2012                      7,411,577       7,315,952
 ............................................................
  Pool #413738, 6.50%,
    1/01/2013                     12,956,886      12,789,716
 ............................................................
  1988-26 C, 7.50%, 7/25/2018         28,164          28,320
 ............................................................
  1991-147 K, 7.00%, 1/25/2021         2,005           2,014
 ............................................................
  1992-138 O, 7.50%, 7/25/2022         9,403           9,391
 ............................................................
  1993-45 SB, 9.82%, 4/25/2023
    #                                592,169         573,177
 ............................................................
  1997-59 SU, 8.6883%,
    9/25/2023 #                      893,675         875,208
 ............................................................
  1994-60 D, 7.00%, 4/25/2024         30,000          29,080
 ............................................................
  1997-76 FT, 5.43125%,
    9/17/2027 #                      973,868         936,683
 ............................................................
  1999-13 ZC, 7.65919%,
    4/25/2029 #                    3,887,494       3,911,096
 ............................................................
  1999-13 ZD, 9.72053%,
    4/25/2029 #                      932,157         971,696
 ..................... ......................     -----------
                                                  46,904,640
------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.3%
 ............................................................
Federal National Mortgage
  Association:
 ............................................................
  1993-72 J (IO), 6.50%,
    12/25/2006                   $   578,532    $     26,424
 ............................................................
  1993-97 L (IO), 7.50%,
    5/25/2023                        516,525          15,989
 ............................................................
  1994-53 E (PO), 0.00%,
    11/25/2023                     1,131,506       1,112,741
 ............................................................
  1998-48 CI (IO), 6.50%,
    8/25/2028                        756,185         138,879
 ..................... ......................     -----------
                                                   1,294,033
------------------------------------------------------------
Total government agency
  mortgage-backed securities
  (cost $49,199,491)                              48,198,673
------------------------------------------------------------
NON-AGENCY MORTGAGE-BACKED
SECURITIES -- 31.4%
------------------------------------------------------------
ASSET-BACKED
  SECURITIES -- 26.2%
 ............................................................
ACC Automobile Receivables
  Trust, CLB, (Acquired
  6/24/1999, cost
  $2,601,604),1997-C A, 6.40%,
  3/17/2004 r                      2,595,925       2,601,605
 ............................................................
BankBoston Home Equity Loan
  Trust, CLB, 1998-1 A1,
  6.46%, 4/25/2012                 1,331,112       1,330,533
 ............................................................
Champion Auto Grantor Trust
  (Acquired 3/18/1998, cost
  $951,512), CLB, 1998-A A,
  6.11%, 10/15/2002 r                951,527         952,419
 ............................................................
CIT Marine Trust, CLB, 1999-A
  A2, 5.80%, 4/15/2010             4,200,000       4,188,009
 ............................................................
Cityscape Home Equity Loan
  Trust, CLB, 1996-4 A10,
  7.40%, 9/25/2027                 3,219,438       3,185,733
 ............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust (Acquired
  9/24/1997, cost $2,256,682),
  1997-5 A1, 7.72%, 6/15/2005
  r +                              2,256,682         677,005
 ............................................................

------------------------------------------------------------
                                  Principal
                                   Amount          Value
Commercial Mortgage Acceptance
  Corporation, CLB, (Acquired
  3/13/1998, cost $1,212,157),
  1996-C2 A2, 7.0357%,
  9/15/2023 # r                  $ 1,198,857    $  1,217,298
 ............................................................
Commercial Mortgage Asset
  Trust, CLB, 1999-C1 A1,
  6.25%, 8/17/2006                 1,975,243       1,944,064
 ............................................................
Commercial Resecuritization
  Trust, CLB, (Acquired
  2/10/1999, cost
  $3,871,038),1999-ABC1 A,
  6.74%, 1/27/2009 r               3,911,992       3,814,192
 ............................................................
Contimortgage Home Equity Loan
  Trust, CLB, 1998-1 A5,
  6.43%, 4/15/2016                 7,550,000       7,520,442
 ............................................................
Countrywide Home Equity Loan
  Trust, CLB, 1999-A CTFS,
  5.3075%, 4/15/2025 #             1,230,961       1,230,769
 ............................................................
CPS Auto Trust, CLB, 1998-1 A,
  6.00%, 8/15/2003                 1,323,843       1,324,340
 ............................................................
Ditech Home Loan Owner Trust,
  CLB, 1997-1 A2, 6.59%,
  4/15/2013                        1,711,466       1,715,941
 ............................................................
Ditech Home Loan Owner Trust,
  CLB, 1997-1 A3, 6.71%,
  8/15/2018                        3,280,000       3,290,644
 ............................................................
Firstplus Home Loan Trust,
  CLB, 1998-4 A4, 6.32%,
  3/10/2017                        5,000,000       4,978,975
 ............................................................
First Tennessee Auto Grantor
  Trust, CLB, (Acquired
  4/17/1998, cost $1,429,464),
  1998-A A, 6.134%, 4/15/2003
  r                                1,429,464       1,435,145
 ............................................................
GREAT, (Acquired 7/02/1998,
  cost $2,709,970), 1998-1 A1,
  7.330%, 9/15/2007 r +            2,709,970         812,991
 ............................................................
Green Tree Financial
  Corporation, CLB:
  1995-4 A4, 6.75%, 6/15/2025      5,199,359       5,231,361
 ............................................................
  1996-5 B2, 8.45%, 7/15/2027      4,145,001       3,619,560
 ............................................................
Green Tree Recreational,
  Equipment & Consumer Trust,
  CLB:
  1996-C A1, 5.2275%,
    10/15/2017                     7,531,759       7,524,114
 ............................................................
  1996-B CTFS, 7.70%,
    7/15/2018                      2,250,000       2,169,056
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Heilig-Meyers Master Trust
  (Acquired 2/20/1998, cost
  $4,099,626), 1998-1A A,
  6.125%, 1/20/2007 r            $ 4,100,000    $  4,031,879
 ............................................................
The Money Store Residential
  Trust, CLB, 1998-I A2,
  6.20%, 3/15/2008                 2,250,000       2,250,281
 ............................................................
Nationslink Funding
  Corporation, CLB, 1999-SL
  A2, 6.0960%, 12/10/2001          2,050,000       2,043,922
 ............................................................
Nationslink Funding
  Corporation, CLB, 1999-SL
  A1V, 5.3025%, 4/10/2007 #        2,741,593       2,742,512
 ............................................................
Nomura Asset Securities
  Corporation, CLB, 1995-MD3
  A1B, 8.15%, 3/04/2020            2,750,000       2,897,029
 ............................................................
Nomura Depositor Trust, CLB,
  (Acquired 6/28/1999, cost
  $12,405,588), 1998-ST1 A3,
  5.5675%, 1/15/2003 # r          12,738,992      12,366,771
 ............................................................
Resolution Trust Corporation,
  CLB:
  1992-C3 A3, 6.275%,
    8/25/2023 #                      184,279         184,279
 ............................................................
  1992-C8 A2, 6.475%,
    12/25/2023 #                     601,483         602,815
 ............................................................
  1994-C2 G, 8.00%, 4/25/2025        857,546         864,222
 ............................................................
  1994-C1 E, 8.00%, 6/25/2026      6,813,205       6,734,431
 ............................................................
  1994-C1 F, 8.00%, 6/25/2026      1,940,349       1,886,514
 ............................................................
Structured Asset Securities
  Corporation, CLB, 1993-C1 C,
  6.60%, 10/25/2024                4,250,350       4,223,785
 ............................................................
The Ugly Duckling Auto Grantor
  Trust, CLB, (Acquired
  12/18/1998, cost
  $5,667,752), 1998-D A,
  5.90%, 5/15/2003 r               5,669,524       5,684,349
 ..................... ......................     -----------
                                                 107,276,985
------------------------------------------------------------

------------------------------------------------------------
                                  Principal
                                   Amount          Value
COLLATERALIZED MORTGAGE OBLIGATIONS -- 4.2%
 ............................................................
Blackrock Capital Finance
  L.P., CLB, (Acquired
  6/23/1997, Cost $940,524),
  1997-R2 AW (AP), 7.9377%,
  12/25/2035 # r                 $   946,291    $    984,570
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB, 1997-3 A2, 6.92%,
  8/25/2027                          534,951         536,531
 ............................................................
Countrywide Funding
  Corporation, CLB, 1994-17
  A9, 8.00%, 7/25/2024                 4,000           4,079
 ............................................................
First Union-Lehman Brothers
  Commercial Mortgage
  Trust,CLB, 1997-C1 A1,
  7.15%, 2/18/2004                 5,702,441       5,773,921
 ............................................................
Housing Securities, Inc., CLB,
  1994-2 B1, 6.50%, 7/25/2009        204,928         161,893
 ............................................................
Independent National Mortgage
  Corporation, CLB:
  1995-A A4, 8.75%, 3/25/2025         13,069          13,210
 ............................................................
  1996-D A2, 7.00%, 5/25/2026         39,061          39,027
 ............................................................
Morgan Stanley Mortgage Trust,
  CLB, 8.9712%, 6/22/2018            962,170         978,326
 ............................................................
Ocwen Residential MBS Corp.,
  CLB, (Acquired 6/18/1998,
  cost $3,530,699), 1998-R2
  AP, 6.1474%, 11/25/2034 # r      3,535,118       3,567,337
 ............................................................
Prudential Home Mortgage
  Securities, Co., CLB,
  1993-36 A10, 7.25%,
  10/25/2023                         372,501         374,365
 ............................................................
Residential Funding Mortgage
  Securities, Inc., CLB:
  1992-S5 A5, 7.50%, 2/25/2007       344,635         343,572
 ............................................................
  1993-S9 A8, 9.479165%,
    2/25/2008 #                       58,127          58,127
 ............................................................
  1998-S17 A6, 6.75%,
    8/25/2028                      2,316,820       2,321,095
 ............................................................
Salomon Brothers Mortgage
  Securities VII, 1994-6 A1,
  5.9511%, 5/25/2024 #             1,028,671       1,030,579
 ............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                               LOW DURATION FUND

                                  Principal
                                   Amount          Value
------------------------------------------------------------
Structured Mortgage Asset
  Residential Trust, CLB:
  1992-3A AA, 8.00%,
    10/25/2007                   $   109,594    $    111,726
 ............................................................
  1991-1 H, 8.25%, 6/25/2022          91,697          93,320
 ............................................................
  1993-5A AA, 6.76079%,
    6/25/2024 #                       35,917          34,221
 ............................................................
Walsh Acceptance, CLB,
  (Acquired 3/06/1997, cost
  $1,107,663), 1997-2 A,
  6.125%, 3/01/2027 # r            1,099,077         967,188
 ..................... ......................     -----------
                                                  17,393,087
------------------------------------------------------------
PASS-THROUGH
  SECURITIES -- 0.1%
 ............................................................
Citicorp Mortgage Securities,
  Inc., CLB:
 ............................................................
  1988-16 A1, 10.00%,
    11/25/2018                        26,519          27,868
 ............................................................
  1989-8 A1, 10.50%, 6/25/2019       294,596         312,869
 ..................... ......................     -----------
                                                     340,737
------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.9%
 ............................................................
Asset Securitization
  Corporation, 1997-D5 PS1
  (IO), 1.396031%,
  2/14/2041 #                     14,702,676       1,360,071
 ............................................................
Chase Commercial Mortgage
  Securities Corporation, CLB,
  1997-1 X (IO), 1.4381%,
  4/19/2015 #                     24,292,939       1,700,506
 ............................................................
CS First Boston Mortgage
  Securities Corporation, CLB,
  (Acquired 8/14/1997, cost
  $979,319), 1995-WF1 AX (IO),
  3.3321%,
  12/21/2027 # r                  15,259,492         681,916
 ..................... ......................     -----------
                                                   3,742,493
------------------------------------------------------------
Total non-agency
  mortgage-backed securities
  (cost $134,650,061)                            128,753,302
------------------------------------------------------------
   PREFERRED STOCK -- 0.3%         Shares
------------------------------------------------------------
Home Ownership Funding 2,
  (Acquired 2/20/1997, cost
  $1,500,000) r                        1,500       1,291,500
------------------------------------------------------------
        U.S. TREASURY             Principal
     OBLIGATIONS -- 17.7%          Amount          Value
------------------------------------------------------------
U.S. TREASURY NOTES:
 ............................................................
  5.50%, 3/31/2000               $19,500,000    $ 19,548,750
 ............................................................
  4.00%, 10/31/2000               20,000,000      19,592,969
 ............................................................
  6.25%, 06/30/2002               30,775,000      31,275,094
 ............................................................
  5.75%, 10/31/2002                2,000,000       2,005,000
 ..................... ......................     -----------
Total U.S. Treasury
  obligations (cost                               72,421,813
  $72,335,249)
------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.5%
------------------------------------------------------------
COMMERCIAL PAPER -- 7.5%
 ............................................................
Conseco, Inc., 5.42%,
  7/01/1999 4(2)                   6,900,000       6,900,000
 ............................................................
MCI Communications
  Corporation, 5.78%,
  1/27/2000 4(2)                   8,000,000       7,730,267
 ............................................................
TRW Inc., 6.05%, 7/01/1999
  4(2)                            16,100,000      16,100,000
 ..................... ......................     -----------
                                                  30,730,267
Total commercial paper
------------------------------------------------------------
VARIABLE DEMAND NOTES
  * -- 0.0%
 ............................................................
Pitney Bowes, Inc., 4.825%,
  12/31/2031                          72,075          72,075
------------------------------------------------------------
Total short-term investments
  (cost $30,802,342)                              30,802,342
------------------------------------------------------------
Total investments -- 105.8%
  (cost $442,456,794)                            433,959,662
 ............................................................
Liabilities in excess of other
  assets -- (5.8)%                               (23,972,255)
 ..................... ......................     -----------
                                                $409,987,407
Total net assets -- 100.0%
------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

* Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate listed is as of June 30, 1999.

IO -- Interest Only.

PO -- Principal Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

         CORPORATE BONDS            Principal
       AND NOTES -- 36.1%             Amount         Value
-------------------------------------------------------------
AUTO -- 1.9%
 .............................................................
TRW Inc.(Acquired 6/18/1999, cost
  $1,000,000), 5.5987%, 6/28/2000
  # r                               $1,000,000    $ 1,000,500
-------------------------------------------------------------
BANKS -- 5.2%
 .............................................................
Korea Development Bank, 9.60%,
  12/01/2000                           675,000        698,389
 .............................................................
MBNA Corporation, 5.505%,
  6/17/2002 #                          500,000        497,534
 .............................................................
Providian National Bank, CLB
  4/10/2000, 5.60%, 4/10/2001 #      1,000,000      1,000,227
 .............................................................
Unibanco Grand Cayman (Acquired
  4/21/1999, cost $450,371),
  10.75%, 4/28/2000 r                  450,000        453,375
 ...................... .......................     ----------
                                                    2,649,525
-------------------------------------------------------------
EUROBANKS -- 7.6%
 .............................................................
Foreningsbanken Kredit AB, CLB
  12/18/2001, 5.92625%,
  12/29/2049 #                         750,000        742,497
 .............................................................
Nordbanken, CLB 10/25/2001,
  5.5950%, 10/29/2049 #                550,000        538,158
 .............................................................
Okobank, CLB 9/09/2002 5.59875%,
  9/29/2049 #                        1,050,000      1,057,505
 .............................................................
Skandinavinska Enskilda Banken,
  CLB 6/28/2003, 6.26375%,
  6/29/2049 #                          800,000        784,448
 .............................................................
Svenska Hndls Banken, CLB
  3/03/2002, 5.5687%, 3/29/2049 #      750,000        729,786
 ...................... .......................     ----------
                                                    3,852,394
-------------------------------------------------------------
FINANCIAL SERVICES -- 20.4%
 .............................................................
Associates Corp. NA, 5.12%,
  5/17/2002 #                        1,000,000        999,376
 .............................................................

-------------------------------------------------------------
                                    Principal
                                      Amount         Value
AT & T Capital Corp., 5.34%,
  10/24/2000 #                      $  500,000    $   499,769
 .............................................................
AT & T Capital Corp., 5.17%,
  04/09/2001 #                         750,000        750,067
 .............................................................
Bear Stearns Co. Inc., 5.425%,
  3/15/2002 #                        1,500,000      1,499,652
 .............................................................
Countrywide Home Loans, Inc.,
  5.6900%, 3/16/2005 #                 750,000        748,147
 .............................................................
Golden State Holdings, CLB
  8/01/2000, 5.995%, 8/01/2003 #     1,900,000      1,866,571
 .............................................................
Lehman Brothers Holdings,
  5.50125%, 6/01/2001#                 900,000        897,442
 .............................................................
Lehman Brothers Holdings, 6.20%,
  1/15/2002                            900,000        886,394
 .............................................................
Orix Credit Alliance (Acquired
  4/06/1999, cost $750,000),
  6.40%, 1/31/2000 r                   750,000        747,002
 .............................................................
Pan Pacific Ind. Inv. PLC
  (Acquired 6/18/1999, cost
  $485,993), 0.00%, 4/28/2007 r      1,000,000        495,480
 .............................................................
US West Capital Funding (Acquired
  6/03/1999, cost $1,000,000),
  5.54625%, CLB 9/15/1999,
  6/15/2000 # r                      1,000,000        999,580
 ...................... .......................     ----------
                                                   10,389,480
-------------------------------------------------------------
UTILITIES -- 1.0%
 .............................................................
CMS Energy Corp., 8.00%, CLB
  7/01/2001#                           500,000        499,071
-------------------------------------------------------------
Total corporate bonds and notes
  (cost $18,407,352)                               18,390,970
-------------------------------------------------------------

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND
        GOVERNMENT AGENCY
         MORTGAGE-BACKED            Principal
       SECURITIES -- 5.4%             Amount         Value
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.0%
 .............................................................
Federal Home Loan Mortgage
  Corporation, CLB 2118 Z, 6.50%,
  12/15/2028                        $  370,144    $   316,495
 .............................................................
Federal National Mortgage
  Association: 1993-142 SA,
  9.33832%,
  10/25/2022 #                         179,912        177,102
 .............................................................
  1999-13 ZC, 7.65919%, 4/25/2029
  #                                  1,017,333      1,023,509
 ...................... .......................     ----------
                                                    1,517,106
-------------------------------------------------------------
PASS-THROUGH SECURITIES -- 2.3%
 .............................................................
Federal Housing Authority
  Project, 7.43%, 2/01/2023            132,776        134,818
 .............................................................
Government National Mortgage
  Association:
  8570, 6.1250%, 10/20/2019 #          222,853        227,434
 .............................................................
  8346, 6.1250%, 12/20/2023 #          788,060        801,767
 ...................... .......................     ----------
                                                    1,164,019
-------------------------------------------------------------
STRIPPED MORTGAGE-BACKED SECURITIES -- 0.1%
 .............................................................
Federal National Mortgage
  Association:
  1993-129 J (IO), 6.50%,
    2/25/2007                          626,849         45,090
 .............................................................
  1993-97 L (IO), 7.50%,
    5/25/2023                          190,496          5,897
 ...................... .......................     ----------
                                                       50,987
-------------------------------------------------------------
Total government agency mortgage-
  backed securities (cost
  $2,773,673)                                       2,732,112
-------------------------------------------------------------
NON-AGENCY
MORTGAGE-BACKED
SECURITIES -- 35.7%
-------------------------------------------------------------
ASSET-BACKED SECURITIES -- 34.4%
 .............................................................
ACC Automobile Receivables Trust
  (Acquired 6/24/1999, cost
  $991,087), CLB 1997-C A, 6.40%,
  3/17/2004 r                          988,924        991,088
 .............................................................
Americredit Automobile
  Receivables Trust, CLB 1998-A
  A2, 5.0725%, 11/05/2001 #            844,304        844,603
 .............................................................
Americredit Automobile
  Receivables Trust, CLB 1999-A
  A2, 5.383%, 4/05/2002                900,000        899,617
 .............................................................

                                    Principal
                                      Amount         Value
-------------------------------------------------------------
Associates Manufactured Housing
  Pass-Through Certificates, CLB
  1996-2 A4, 6.60%, 6/15/2027       $  500,000    $   502,208
 .............................................................
BankBoston Home Equity Loan
  Trust, CLB 1998-1 A1, 6.46%,
  4/25/2012                            459,004        458,805
 .............................................................
Champion Auto Grantor Trust
  (Acquired 10/28/1997, cost
  $57,203), CLB 1997-D A, 6.27%,
  9/15/2002 r                           57,203         57,239
 .............................................................
CIT Marine Trust, CLB 1999-A A1,
  5.45%, 9/15/2006                     965,036        965,600
 .............................................................
Commercial Financial Services
  Securitized Multiple Asset
  Rated Trust (Acquired
  9/24/1997, cost $361,069),
  1997-5 A1, 7.72%, 6/15/2005 r +      361,069        108,321
 .............................................................
Countrywide Home Equity Loan
  Trust, CLB 1999-A CTFS 5.3075%,
  4/15/2025 #                          984,769        984,615
 .............................................................
Ditech Home Loan Owner Trust, CLB
  1997-1 A2, 6.59%, 4/15/2013          684,586        686,376
 .............................................................
First Tennessee Auto Grantor
  Trust (Acquired 4/17/1998, cost
  $386,342), CLB 1998-A A,
  6.134%, 4/15/2003 r                  386,342        387,877
 .............................................................
Green Tree Home Improvement Loan
  Trust, CLB 1997-A HEA5, 7.21%,
  3/15/2028                            840,634        847,893
 .............................................................
Green Tree Recreational,
  Equipment & Consumer Trust, CLB
  1996-C A1, 5.2275%, 10/15/2017
  #                                    876,423        875,533
 .............................................................
Harley-Davidson Eaglemark
  Motorcycle Trust, CLB 1999-1
  A1, 5.25%, 7/15/2003                 913,696        909,927
 .............................................................
Nationslink Funding Corporation,
  CLB 1999-SL A1V, 5.3025%,
  4/10/2007 #                          740,971        741,219
 .............................................................
Navistar Financial Corp. Owner
  Trust, CLB 1996-B A3, 6.33%,
  4/21/2003                            411,538        413,384
 .............................................................
Nomura Asset Securities
  Corporation, CLB 1995-MD3 A1A,
  8.17%, 3/04/2020                     819,020        845,396
 .............................................................

                     See Notes to the Financial Statements

                    SCHEDULE OF INVESTMENTS -- JUNE 30, 1999
--------------------------------------------------------------------------------
                           SHORT-TERM INVESTMENT FUND

                                    Principal
                                      Amount         Value
-------------------------------------------------------------
Nomura Depositor Trust (Acquired
  6/28/1999, cost $1,084,875),
  CLB 1998-ST1 A2, 5.4075%,
  1/15/2003 # r                     $1,100,000    $ 1,084,875
 .............................................................
Peco Energy Transition Trust, CLB
  1999-A A3, 5.1875%, 3/1/2006 #     1,000,000        997,085
 .............................................................
Resolution Trust Corporation:
  1992-C3 A3, CLB 6.275%,
    8/25/2023 #                        307,131        307,131
 .............................................................
  1992-C8 A2, CLB 6.475%,
    12/25/2023 #                       816,678        818,487
 .............................................................
  1994-C2 G, CLB 8.00%, 4/25/2025      343,018        345,689
 .............................................................
Structured Asset Securities
  Corporation, CLB 1993-C1 C,
  6.60%, 10/25/2024                    500,041        496,916
 .............................................................
The Ugly Duckling Auto Grantor
  Trust (Acquired 12/18/1998,
  cost $755,700), CLB 1998-D A,
  5.90%, 5/15/2003 r                   755,936        757,913
 .............................................................
Duck Auto Grantor Trust (Acquired
  4/21/1999, cost $470,840), CLB
  1999-A A, 5.65%, 3/15/2004 r         470,914        470,723
 .............................................................
Union Acceptance Corporation, CLB
  1998-C A2, 5.44%, 10/09/2001         712,572        713,103
 ...................... .......................     ----------
                                                   17,511,623
-------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.3%
 .............................................................
Residential Funding Mortgage
  Securities Inc., CLB 1998-S17
  A6, 6.75%, 8/25/2028                 231,682        232,109
 .............................................................
Salomon Brothers Mortgage
  Securities CLB VI, 1986-1 A,
  6.00%, 12/25/2011                    280,679        279,776
 .............................................................

-------------------------------------------------------------
                                    Principal
                                      Amount         Value
Walsh Acceptance (Acquired
  3/06/1997, cost $184,611), CLB
  1997-2 A, 6.125%, 3/01/2027 # r   $  183,179    $   161,198
 ...................... .......................     ----------
                                                      673,083
-------------------------------------------------------------
Total non-agency mortgage-backed
  securities (cost $18,466,089)                    18,184,706
-------------------------------------------------------------
U.S. TREASURY
OBLIGATIONS -- 9.0%
-------------------------------------------------------------
U.S. Treasury Notes:
  5.75%, 10/31/2000                  2,600,000      2,610,564
  6.25%, 6/30/2002                   1,925,000      1,956,281
 ...................... .......................     ----------
Total U.S. Treasury Notes (cost                     4,566,845
  $4,596,045)
-------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 25.9%
-------------------------------------------------------------
COMMERCIAL PAPER -- 25.9%
 .............................................................
Conseco, Inc., 5.42%, 7/01/1999
  4(2)                               2,500,000      2,500,000
 .............................................................
Firstar Corporation, 5.25%,
  7/22/1999 4(2)                     2,200,000      2,193,262
 .............................................................
MCI Communications Corporation,
  5.78%, 1/27/2000 4(2)              1,100,000      1,062,912
 .............................................................
Ratheon Company, 5.10%, 7/01/1999
  4(2)                               2,500,000      2,500,000
 .............................................................
TRW Inc., 6.05%, 7/01/1999 4(2)      2,500,000      2,500,000
 .............................................................
Tyson Foods, Inc., 6.05%,
  7/01/1999                          2,400,000      2,400,000
 ...................... .......................     ----------
Total short-term investments                       13,156,174
  (cost $13,156,174)
-------------------------------------------------------------
Total investments -- 112.1% (cost
  $57,399,333)                                     57,030,807
 .............................................................
Liabilities in excess of other
  assets -- (12.1%)                                (6,174,462)
 ...................... .......................     ----------
                                                  $50,856,345
Total net assets -- 100.0%
-------------------------------------------------------------

# Variable rate security. The rate listed is as of June 30, 1999.

IO -- Interest Only.

CLB -- Callable.

r -- Restricted Security. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

4(2) -- Restricted Security requiring resale to institutional investors.

+ -- Security Fair Valued under procedures established by the Board of Trustees (See Note 1).

                     See Notes to the Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
JUNE 30, 1999

                                                                        Equity
                                                                        Income             Mid-Cap              Small
                                                                         Fund                Fund             Cap Fund
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value*....................................         $148,860,526         $6,917,894         $51,636,343
  Cash......................................................                   --                 --                  --
  Dividends and interest receivable.........................              359,122             11,939              24,801
  Receivable for investments sold...........................            7,221,964                 --           1,331,569
  Receivable for Fund shares sold...........................               41,300             16,574             826,173
  Prepaid expenses..........................................               13,921              7,050              22,159
                                                                     ------------         ----------         -----------
      Total assets..........................................          156,496,833          6,953,457          53,841,045
                                                                     ------------         ----------         -----------
LIABILITIES:
  Payable for forward currency exchange contracts...........                   --                 --                  --
  Payable to Advisor........................................               99,245                 --              36,678
  Payable for investments purchased.........................            6,754,735             60,748             340,111
  Payable for Fund shares repurchased.......................              838,780             10,153              40,520
  Dividends payable.........................................                   --                 --                  --
  Accrued expenses and other liabilities....................               69,754             11,876              46,968
                                                                     ------------         ----------         -----------
      Total liabilities.....................................            7,762,514             82,777             464,277
                                                                     ------------         ----------         -----------
      Net assets............................................         $148,734,319         $6,870,680         $53,376,768
                                                                     ============         ==========         ===========
NET ASSETS CONSIST OF:
  Paid in capital...........................................         $101,687,250         $7,028,474         $69,722,301
  Undistributed (distributions in excess of) net investment
    income..................................................               43,953             86,963                  --
  Undistributed net realized gain (loss) on securities......           14,825,176           (193,322)         (7,668,432)
  Net unrealized appreciation (depreciation) of securities
    and foreign currency....................................           32,177,940            (51,435)         (8,677,101)
                                                                     ------------         ----------         -----------
      Net assets............................................         $148,734,319         $6,870,680         $53,376,768
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- INVESTOR CLASS:
  Net assets................................................         $148,734,319         $6,870,680         $53,376,768
  Shares outstanding (unlimited shares of no par value
    authorized).............................................            7,451,017            571,338           2,539,030
  Net asset value per share (offering and redemption
    price)..................................................         $      19.96         $    12.03         $     21.02
                                                                     ============         ==========         ===========
CALCULATION OF NET ASSET VALUE PER SHARE -- DISTRIBUTOR
  CLASS:
  Net assets................................................
  Shares outstanding (unlimited shares of no par value
    authorized).............................................
  Net asset value per share (offering and redemption
    price)..................................................
*Cost of Investments........................................         $116,682,586         $6,969,329         $60,313,444
                                                                     ============         ==========         ===========

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                                                       Total           Low        Short-Term
    International    Global Equity     Balanced     Return Bond      Duration     Investment
         Fund            Fund            Fund           Fund           Fund          Fund
---------------------------------------------------------------------------------------------
    $1,324,911,361    $7,521,060     $ 97,420,116   $124,285,261   $433,959,662   $57,030,807
                --        16,178               --             --             --            --
         6,524,231        31,345          763,365      1,357,260      4,859,874       263,858
         5,224,109            --       12,586,495            184     20,279,671         3,121
        49,114,266            --           19,901      2,450,458      1,327,510        50,406
            88,812         8,852           21,362         20,043         43,297        10,288
    --------------    ----------     ------------   ------------   ------------   -----------
     1,385,862,779     7,577,435      110,811,239    128,113,206    460,470,014    57,358,480
    --------------    ----------     ------------   ------------   ------------   -----------
                --           428               --             --             --            --
           824,747            86           52,950         25,950         99,035        11,578
         2,666,784            --       12,337,237      2,679,857     37,285,739     1,433,349
         1,395,831            --          467,695        538,138     12,787,124     4,997,014
                --            --               --        137,281        100,292        36,770
           929,443        15,025           55,255         62,356        210,417        23,424
    --------------    ----------     ------------   ------------   ------------   -----------
         5,816,805        15,539       12,913,137      3,443,582     50,482,607     6,502,135
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,380,045,974    $7,561,896     $ 97,898,102   $124,669,624   $409,987,407   $50,856,345
    ==============    ==========     ============   ============   ============   ===========
    $1,170,840,321    $6,791,031     $ 88,791,457   $128,981,397   $419,909,000   $51,417,475
        12,552,468       125,981           72,755        (79,637)       596,912       (18,601)
        45,477,625        43,374        3,712,587     (1,372,787)    (2,021,373)     (174,003)
       151,175,560       601,510        5,321,303     (2,859,349)    (8,497,132)     (368,526)
    --------------    ----------     ------------   ------------   ------------   -----------
    $1,380,045,974    $7,561,896     $ 97,898,102   $124,669,624   $409,987,407   $50,856,345
    ==============    ==========     ============   ============   ============   ===========
    $1,378,899,059    $7,561,896     $ 97,898,102   $124,319,616   $409,987,407   $50,856,345
        53,595,475       638,927        5,153,281      9,673,381     41,363,601     5,062,821
    $        25.73    $    11.84     $      19.00   $      12.85   $       9.91   $     10.05
    ==============    ==========     ============   ============   ============   ===========
    $    1,146,915                                  $    350,008
            44,593                                        27,233
    $        25.72                                  $      12.85
    ==============                                  ============
    $1,173,612,754    $6,918,634     $ 92,098,813   $127,144,610   $442,456,794   $57,399,333
    ==============    ==========     ============   ============   ============   ===========

                     See Notes to the Financial Statements

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
YEAR ENDED JUNE 30, 1999

                                                                 Equity                                     Small
                                                                 Income               Mid-Cap                Cap
                                                                  Fund                 Fund                  Fund
---------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Income*
    Dividends...............................................  $  4,613,052           $ 140,304           $    397,179
    Interest................................................        96,121              12,380                 68,572
                                                              ------------           ---------           ------------
        Total income........................................     4,709,173             152,684                465,751
                                                              ------------           ---------           ------------
  Expenses
    Advisory fee............................................     1,178,513              46,081                442,635
    Legal and auditing fees.................................        17,870               1,007                 14,116
    Custodian fees and expenses.............................        41,443               4,085                 28,757
    Accounting and transfer agent fees and expenses.........        90,191              49,592                122,017
    Administration fee......................................        58,925               1,713                 25,625
    Trustees' fees and expenses.............................         7,929               1,992                  3,677
    Reports to shareholders.................................        15,477                 963                 23,997
    Registration fees.......................................        20,160              18,251                 40,691
    Distribution fees -- Distributor Class..................            --                  --                     --
    Other expenses..........................................         4,360                 383                  1,524
                                                              ------------           ---------           ------------
        Total expenses......................................     1,434,868             124,067                703,039
    Less, expense reimbursement.............................        (2,088)            (59,578)               (84,856)
                                                              ------------           ---------           ------------
        Net expenses........................................     1,432,780              64,489                618,183
                                                              ------------           ---------           ------------
    Net investment income (loss)............................     3,276,393              88,195               (152,432)
                                                              ------------           ---------           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Net realized gain (loss) on securities and foreign
      currency..............................................    18,492,251            (192,150)            (7,393,487)
    Net change in unrealized appreciation (depreciation) of
      securities and foreign currency.......................   (11,950,809)            309,930             (9,556,411)
                                                              ------------           ---------           ------------
  Net gain (loss) on investments............................     6,541,442             117,780            (16,949,898)
                                                              ------------           ---------           ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $  9,817,835           $ 205,975           $(17,102,330)
                                                              ============           =========           ============
*Net of Foreign Taxes Withheld..............................  $     15,172           $   1,751           $     12,760
                                                              ============           =========           ============

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

                     Global                     Total          Low        Short-Term
    International    Equity     Balanced     Return Bond     Duration     Investment
        Fund          Fund        Fund          Fund           Fund          Fund
------------------------------------------------------------------------------------
    $ 36,458,801    $266,131   $ 1,508,116   $    62,528   $    187,582   $       --
       2,899,944       1,580     3,627,224     5,429,419     23,070,713    2,553,946
    ------------    --------   -----------   -----------   ------------   ----------
      39,358,745     267,711     5,135,340     5,491,947     23,258,295    2,553,946
    ------------    --------   -----------   -----------   ------------   ----------
      10,084,942      52,154       774,800       467,665      1,699,295      169,705
         232,864       1,085        14,867        12,186         60,292        5,616
         827,737      11,951        35,204        29,672         89,115       18,784
         944,477      54,728        95,712        95,292        255,881       52,003
         250,009       2,366        41,047        28,763        137,731       13,769
          55,403       2,092         6,077         5,382         18,221        3,814
         266,658       1,360        12,163         8,705         43,198        4,509
          46,228      17,940        27,191        27,991         50,776       20,164
             208          --            --            63             --           --
          43,638         429         1,776         1,394          6,713          954
    ------------    --------   -----------   -----------   ------------   ----------
      12,752,164     144,105     1,008,837       677,113      2,361,222      289,318
              --     (68,393)      (26,952)     (125,162)      (230,145)     (85,670)
    ------------    --------   -----------   -----------   ------------   ----------
      12,752,164      75,712       981,885       551,951      2,131,077      203,648
    ------------    --------   -----------   -----------   ------------   ----------
      26,606,581     191,999     4,153,455     4,939,996     21,127,218    2,350,298
    ------------    --------   -----------   -----------   ------------   ----------
      70,779,798      80,356     3,908,674      (572,730)      (737,715)     (50,623)
     (42,099,206)     75,740    (3,677,845)   (3,760,047)    (9,809,554)    (407,341)
    ------------    --------   -----------   -----------   ------------   ----------
      28,680,592     156,096       230,829    (4,332,777)   (10,547,269)    (457,964)
    ------------    --------   -----------   -----------   ------------   ----------
    $ 55,287,173    $348,095   $ 4,384,284   $   607,219   $ 10,579,949   $1,892,334
    ============    ========   ===========   ===========   ============   ==========
    $  2,147,066    $ 13,239   $     4,767   $        --   $         --   $       --
    ============    ========   ===========   ===========   ============   ==========

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                            Equity Income Fund                 Mid-Cap Fund
                                                       -----------------------------   -----------------------------
                                                        Year Ended      Year Ended      Year Ended      Year Ended
                                                       June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income (loss).....................  $  3,276,393    $  3,776,239     $    88,195     $   64,398
    Net realized gain (loss) on securities and
      foreign currency transactions..................    18,492,251      29,878,073        (192,150)       928,847
    Net change in unrealized appreciation
      (depreciation) of securities and foreign
      currency.......................................   (11,950,809)      5,189,945         309,930       (555,561)
                                                       ------------    ------------     -----------     ----------
        Net increase (decrease) in net assets
          resulting from operations..................     9,817,835      38,844,257         205,975        437,684
                                                       ------------    ------------     -----------     ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    Net investment income............................    (3,285,265)     (3,812,071)             --        (66,341)
    Net realized gain on securities transactions.....   (24,468,165)    (26,619,074)       (807,762)      (129,478)
                                                       ------------    ------------     -----------     ----------
        Total dividends and distributions............   (27,753,430)    (30,431,145)       (807,762)      (195,819)
                                                       ------------    ------------     -----------     ----------
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold....................    45,268,422      23,627,560       3,117,822      6,338,383
    Shares issued in connection with payment of
      dividends and distributions....................    25,424,531      29,778,874         806,204        194,620
    Cost of shares redeemed..........................   (79,277,624)    (72,438,773)     (3,990,739)    (1,222,885)
                                                       ------------    ------------     -----------     ----------
        Net increase (decrease) in net assets from
          Fund share transactions....................    (8,584,671)    (19,032,339)        (66,713)     5,310,118
                                                       ------------    ------------     -----------     ----------
Total increase (decrease) in net assets..............   (26,520,266)    (10,619,227)       (668,500)     5,551,983
NET ASSETS:
    Beginning of year................................   175,254,585     185,873,812       7,539,180      1,987,197
                                                       ------------    ------------     -----------     ----------
    End of year*.....................................  $148,734,319    $175,254,585     $ 6,870,680     $7,539,180
                                                       ============    ============     ===========     ==========
*Including undistributed (distributions in excess of)
  net investment income of:                            $     43,953    $     52,825     $    86,963     $       --
                                                       ============    ============     ===========     ==========
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold......................................     2,249,985       1,065,609         290,589        489,941
    Shares issued in connection with payment of
      dividends and distributions....................     1,400,456       1,451,197          83,631         15,545
    Shares redeemed..................................    (4,157,729)     (3,307,554)       (386,607)       (92,361)
                                                       ------------    ------------     -----------     ----------
        Net increase (decrease)......................      (507,288)       (790,748)        (12,387)       413,125
                                                       ============    ============     ===========     ==========
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold......................................
    Shares issued in connection with payment of
      dividends and distributions....................
    Shares redeemed..................................
        Net increase.................................

 ** Attributable to Investor Class only.
*** Net proceeds from shares sold includes $1,126,235 related to the Distributor Class.
                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

            Small Cap Fund                  International Fund                Global Equity Fund
     -----------------------------   ---------------------------------   -----------------------------
      Year Ended      Year Ended       Year Ended        Year Ended       Year Ended      Year Ended
     June 30, 1999   June 30, 1998    June 30, 1999     June 30, 1998    June 30, 1999   June 30, 1998
------------------------------------------------------------------------------------------------------
     $   (152,432)   $   (154,400)   $    26,606,581   $    27,073,883    $   191,999     $  111,802
       (7,393,487)      9,968,991         70,779,798         3,289,299         80,356        121,357
       (9,556,411)     (3,968,125)       (42,099,206)       70,706,856         75,740        225,531
     ------------    ------------    ---------------   ---------------    -----------     ----------
      (17,102,330)      5,846,466         55,287,173       101,070,038        348,095        458,690
     ------------    ------------    ---------------   ---------------    -----------     ----------
               --        (111,869)       (14,481,803)      (32,976,929)       (76,144)      (175,171)
       (4,099,720)     (5,072,568)       (19,626,614)               --        (15,242)       (91,582)
     ------------    ------------    ---------------   ---------------    -----------     ----------
       (4,099,720)     (5,184,437)       (34,108,417)**    (32,976,929)       (91,386)      (266,753)
     ------------    ------------    ---------------   ---------------    -----------     ----------
       92,751,659     140,132,855      2,003,135,366***  1,292,839,186        857,258      4,309,902
        3,981,064       5,017,869         29,138,880        29,643,512         90,117        263,932
     (117,067,181)    (78,429,678)    (2,150,212,412)     (802,298,868)      (987,473)    (1,150,082)
     ------------    ------------    ---------------   ---------------    -----------     ----------
      (20,334,458)     66,721,046       (117,938,166)      520,183,830        (40,098)     3,423,752
     ------------    ------------    ---------------   ---------------    -----------     ----------
      (41,536,508)     67,383,075        (96,759,410)      588,276,939        216,611      3,615,689
       94,913,276      27,530,201      1,476,805,384       888,528,445      7,345,285      3,729,596
     ------------    ------------    ---------------   ---------------    -----------     ----------
     $ 53,376,768    $ 94,913,276    $ 1,380,045,974   $ 1,476,805,384    $ 7,561,896     $7,345,285
     ============    ============    ===============   ===============    ===========     ==========
     $         --    $         --    $    12,552,468   $    (6,410,587)   $   125,981     $  (24,779)
     ============    ============    ===============   ===============    ===========     ==========
        4,577,685       5,096,875         85,591,643        52,830,892         79,898        388,720
          208,433         207,693          1,297,951         1,253,628          8,656         25,235
       (5,831,667)     (2,875,106)       (91,604,448)      (32,528,515)       (95,127)      (104,646)
     ------------    ------------    ---------------   ---------------    -----------     ----------
       (1,045,549)      2,429,462         (4,714,854)       21,556,005         (6,573)       309,309
     ============    ============    ===============   ===============    ===========     ==========
                                              44,593
                                                  --
                                                  --
                                     ---------------
                                              44,593
                                     ===============

                     See Notes to the Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                             Balanced Fund
                                                              --------------------------------------------
                                                                 Year Ended                 Year Ended
                                                               June 30, 1999               June 30, 1998
----------------------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................    $  4,153,455               $  4,562,817
    Net realized gain (loss) on securities transactions.....       3,908,674                  5,754,835
    Net change in unrealized appreciation (depreciation) of
     securities.............................................      (3,677,845)                 2,122,314
                                                                ------------               ------------
        Net increase in net assets resulting from
        operations..........................................       4,384,284                 12,439,966
                                                                ------------               ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- INVESTOR
  CLASS:
    Net investment income...................................      (4,073,380)                (4,563,299)
    Net realized gain on securities transactions............      (4,515,885)                (5,598,223)
                                                                ------------               ------------
        Total dividends and distributions...................      (8,589,265)               (10,161,522)
                                                                ------------               ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- DISTRIBUTOR
  CLASS:
    Net investment income...................................
FUND SHARE TRANSACTIONS:
    Net proceeds from shares sold...........................      28,758,855                 34,493,608
    Shares issued in connection with payment of dividends
     and distributions......................................       8,305,107                  9,851,285
    Cost of shares redeemed.................................     (39,556,292)               (32,186,438)
                                                                ------------               ------------
        Net increase (decrease) in net assets from Fund
        share transactions..................................      (2,492,330)                12,158,455
                                                                ------------               ------------
Total increase (decrease) in net assets.....................      (6,697,311)                14,436,899
NET ASSETS:
    Beginning of year.......................................     104,595,413                 90,158,514
                                                                ------------               ------------
    End of year*............................................    $ 97,898,102               $104,595,413
                                                                ============               ============
*Including undistributed (distributions in excess of) net
  investment income of:                                         $     72,755               $      1,426
                                                                ============               ============
CHANGES IN SHARES OUTSTANDING -- INVESTOR CLASS:
    Shares sold.............................................       1,518,693                  1,728,761
    Shares issued in connection with payment of dividends
     and distributions......................................         445,955                    508,237
    Shares redeemed.........................................      (2,083,905)                (1,616,205)
                                                                ------------               ------------
        Net increase (decrease).............................        (119,257)                   620,793
                                                                ============               ============
CHANGES IN SHARES OUTSTANDING -- DISTRIBUTOR CLASS:
    Shares sold.............................................
    Shares issued in connection with payment of dividends
     and distributions......................................
    Shares redeemed.........................................
        Net increase........................................

** Net proceeds from shares sold and shares issued in connection with payment of dividends and distributions include $349,125 and $1,610, respectively, related to the Distributor Class.

                     See Notes to the Financial Statements

--------------------------------------------------------------------------------

        Total Return Bond Fund             Low Duration Fund          Short-Term Investment Fund
     -----------------------------   -----------------------------   -----------------------------
      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
     June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998   June 30, 1999   June 30, 1998
--------------------------------------------------------------------------------------------------
     $  4,939,996     $ 1,532,385    $  21,127,218   $  12,919,157   $   2,350,298   $  1,509,613
         (572,730)        318,597         (737,715)      1,052,667         (50,623)       (42,539)
       (3,760,047)        504,670       (9,809,554)       (221,716)       (407,341)       (20,572)
     ------------     -----------    -------------   -------------   -------------   ------------
          607,219       2,355,652       10,579,949      13,750,108       1,892,334      1,446,502
     ------------     -----------    -------------   -------------   -------------   ------------
       (5,340,145)     (1,622,000)     (21,925,763)    (13,340,819)     (2,307,426)    (1,509,613)
         (611,925)             --         (642,509)     (1,045,647)             --             --
     ------------     -----------    -------------   -------------   -------------   ------------
       (5,952,070)     (1,622,000)     (22,568,272)    (14,386,466)     (2,307,426)    (1,509,613)
     ------------     -----------    -------------   -------------   -------------   ------------
           (1,610)
     ------------
      125,455,048**    33,566,256      535,272,087     182,933,522     121,678,835     50,189,024
        5,443,498**     1,101,255       22,210,113      12,908,812       1,750,451        894,623
      (46,130,262)     (4,460,475)    (388,657,005)   (113,269,472)   (100,196,327)   (44,698,826)
     ------------     -----------    -------------   -------------   -------------   ------------
       84,768,284      30,207,036      168,825,195      82,572,862      23,232,959      6,384,821
     ------------     -----------    -------------   -------------   -------------   ------------
       79,421,823      30,940,688      156,836,872      81,936,504      22,817,867      6,321,710
       45,247,801      14,307,113      253,150,535     171,214,031      28,038,478     21,716,768
     ------------     -----------    -------------   -------------   -------------   ------------
     $124,669,624     $45,247,801    $ 409,987,407   $ 253,150,535   $  50,856,345   $ 28,038,478
     ============     ===========    =============   =============   =============   ============
     $    (79,637)    $    34,272    $     596,912   $          --   $     (18,601)  $    (72,392)
     ============     ===========    =============   =============   =============   ============
        9,353,948       2,516,857       52,973,512      17,898,633      12,032,563      4,944,329
          408,076          82,830        2,201,641       1,263,801         173,571         88,164
       (3,450,832)       (334,936)     (38,637,818)    (11,074,513)     (9,911,294)    (4,404,554)
     ------------     -----------    -------------   -------------   -------------   ------------
        6,311,192       2,264,751       16,537,335       8,087,921       2,294,840        627,939
     ============     ===========    =============   =============   =============   ============
           27,108
              125
               --
     ------------
           27,233
     ============

                     See Notes to the Financial Statements

NOTES TO THE FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

JUNE 30, 1999

NOTE 1.
ACCOUNTING POLICIES. Hotchkis and Wiley Funds (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Trust was organized as a Massachusetts business trust on August 22, 1984 and consists of ten series of shares comprising the Balanced Fund, the Small Cap Fund, the Equity Income Fund, the International Fund, the Total Return Bond Fund, the Low Duration Fund, the Short-Term Investment Fund, the Mid-Cap Fund, the Global Equity Fund and the Equity Fund for Insurance Companies (collectively, the "Funds"), the assets of which are invested in separate, independently managed portfolios. The accompanying financial statements exclude financial information for the Equity Fund for Insurance Companies; financial statements for that Fund are reported on separately. Investment operations of the Funds began on August 13, 1985 (the Balanced Fund), September 20, 1985 (the Small Cap Fund), June 24, 1987 (the Equity Income Fund), October 1, 1990 (the International Fund), January 29, 1993 (the Equity Fund for Insurance Companies), May 18, 1993 (the Low Duration Fund and the Short-Term Investment Fund), December 6, 1994 (the Total Return Bond Fund), and January 2, 1997 (the Mid-Cap Fund and the Global Equity Fund).

The Balanced Fund seeks to preserve capital while producing a high total return. The Small Cap Fund seeks capital appreciation. The Equity Income Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The International Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Total Return Bond Fund seeks to maximize long-term total return. The Low Duration Fund seeks to maximize total return, consistent with preservation of capital. The Short-Term Investment Fund seeks to maximize total return, consistent with preservation of capital. The Mid-Cap Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The Global Equity Fund seeks to provide current income and long-term growth of income, accompanied by growth of capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of the financial statements.

Effective April 1, 1999, the Balanced, Small Cap, International, Total Return Bond and Low Duration Funds have issued two classes of shares: Investor Class and Distributor Class. Distributor Class shares are subject to an annual Rule 12b-1 fee of 0.25% of average net assets. Investor Class shares do not pay a 12b-1 fee. Each class of shares for each Fund has identical rights and privileges except with respect to Rule 12b-1 fees paid by the Distributor Class, voting rights on matters pertaining to a single class of shares and the exchange privileges of each class of shares. As of June 30, 1999, the Balanced, Small Cap and Low Duration Funds had no Distributor Class activity except for the purchase of one share by Hotchkis and Wiley (the "Advisor") representing net assets of $19, $21, and $10, respectively.

SECURITY VALUATION: Portfolio securities that are listed on a securities exchange (whether domestic or foreign) or The Nasdaq Stock Market ("NSM") are valued at the last sale price as of 4:00 p.m., Eastern time, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on such exchange or NSM. Unlisted securities that are not included in NSM are valued at the average of the quoted bid and asked price in the over-the-counter market. Fixed-income securities are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Certain fixed-income securities for which daily market quotations are not readily available may be valued pursuant to guidelines established by the Board of Trustees, with reference to fixed-income securities whose prices are more readily obtainable or an appropriate matrix utilizing similar factors. As a broader market does not exist, the proceeds received upon the disposal of such securities may differ from quoted values previously furnished by such market makers. Securities for which market quotations are not otherwise available are valued at fair value as determined in good faith by the Advisor under procedures established by the Board of Trustees. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the values as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Investments quoted in foreign currency are valued daily in U.S. dollars on the basis of the foreign currency exchange rate prevailing at the time of valuation.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Funds are maintained in U.S. dollars. For the International Fund and the Global Equity Fund, foreign currency transactions are translated into U.S. dollars on the following basis:
(i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. The International Fund and the Global Equity Fund do not isolate and treat as ordinary income that portion of the results of operations arising as a result of changes in the exchange rate from the fluctuations arising from changes in the market prices of securities held during the period. However, for federal income tax purposes, the International Fund and the Global Equity Fund do isolate and treat as ordinary income the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the effect of changes in foreign exchange rates arising from trade date and settlement date differences.

FORWARD CURRENCY EXCHANGE CONTRACTS: The International Fund and the Global Equity Fund utilize forward currency exchange contracts for the purpose of hedging foreign currency risk. Under these contracts, they are obligated to exchange currencies at specific future dates. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values.

FEDERAL INCOME TAXES: It is each Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and each Fund intends to distribute substantially all of its investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

INCOME AND EXPENSE ALLOCATION: Common expenses incurred by the Funds are allocated among the Funds based upon (i) relative average net assets, (ii) as incurred on a specific identification basis, or (iii) evenly among the Funds, depending on the nature of the expenditure. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current day's capital share activity of the respective class).

RESTRICTED SECURITIES: The Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds own investment securities which are unregistered and thus restricted as to resale. Where future disposition of these securities requires registration under the Securities Act of 1933, the Funds have the right to include these securities in such registration, generally without cost to the Funds. The Funds have no right to require registration of unregistered securities. At June 30, 1999, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities with an aggregate market value of $3,264,837, $15,313,945, $73,922,498 and $7,715,171, respectively, representing 3%, 12%, 18% and 15% of the net assets of each Fund, respectively. Of these amounts, the Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds had restricted securities that were determined to be illiquid pursuant to guidelines adopted by the Board of Trustees with an aggregate market value of $331,971, $155,745, $3,300,993 and $404,337, respectively, representing 0.3%, 0.1%, 0.8% and 0.8% of the net assets of each Fund, respectively.

WHEN-ISSUED SECURITIES: The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the values of such securities in determining net asset value in the same manner as other portfolio securities. The Funds maintain at all times cash or other liquid assets in an amount at least equal to the amount of outstanding commitments for when-issued securities.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid monthly for the Total Return Bond, Low Duration and Short-Term Investment Funds, declared and paid quarterly for the Balanced and Equity Income Funds and declared and paid annually for the Mid-Cap, Small Cap, International and Global Equity Funds. Distributions of net realized capital gains, if any, will be declared and paid at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified within the capital accounts.

NOTE 2.
INVESTMENT ADVISORY AGREEMENTS. Each Fund has an investment advisory agreement with the Advisor with whom certain officers and Trustees of the Trust are affiliated. The Advisor is a division of Merrill Lynch Asset Management, L.P., an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. The Advisor receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to each Fund's daily net assets. The Advisor has voluntarily agreed to pay all operating expenses in excess of the annual rates presented below as applied to each

Fund's daily net assets. The annual expense caps for some of the Funds changed effective March 1, 1999. For the year ended June 30, 1999, the Advisor reimbursed the following expenses:

                                                                   International
                                                                      Fund --        International
                             Equity Income   Mid-Cap   Small Cap     Investor      Fund --Distributor   Global Equity   Balanced
                                 Fund         Fund       Fund          Class             Class              Fund          Fund
--------------------------------------------------------------------------------------------------------------------------------
Annual Advisory Rate.......       0.75%        0.75%       0.75%       0.75%               0.75%              0.75%        0.75%
Annual Cap on Expenses --
  prior to March 1.........       1.00%        1.00%       1.00%       1.00%                 --               1.00%        1.00%
Annual Cap on Expenses --
  subsequent to March 1....       0.95%        1.15%         --          --                  --               1.25%        0.95%
Expenses Reimbursed........     $2,088       $59,578    $84,856           $0                 $0            $68,393      $26,952

                                                Total Return      Total Return
                                                Bond Fund --      Bond Fund --      Low Duration     Short-Term
                                               Investor Class   Distributor Class       Fund       Investment Fund
------------------------------------------------------------------------------------------------------------------
Annual Advisory Rate.........................         0.55%           0.55%               0.46%           0.40%
Annual Cap on Expenses -- prior to March 1...         0.65%             --                0.58%           0.48%
Annual Cap on Expenses -- subsequent to March
  1..........................................         0.65%           0.90%               0.58%           0.48%
Expenses Reimbursed..........................     $125,093              $69           $230,145         $85,670

The Trust has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan") that allows the Distributor Class of the Small Cap, International, Balanced, Total Return Bond and Low Duration Funds to make payments to administrators, broker/dealers or other institutions that provide accounting, recordkeeping or other services to investors and that have an administration services agreement with the Trust or the Advisor to make Distributor Class shares available to their clients ("Recipients"). Recipients are paid an annual rate of 0.25% of the average net assets of the Distributor Class shares invested through the Recipient as compensation for providing distribution-related services such as advertising, printing and mailing prospectuses to potential investors and training sales personnel regarding the Funds. During the period ended June 30, 1999, the Distributor Class of the International and Total Return Bond Funds incurred expenses of $208 and $63, respectively, pursuant to the 12b-1 Plan.

Certain authorized agents of the Funds charge a fee for accounting and shareholder services that they provide to the Funds on behalf of certain shareholders; the portion of this fee paid by the Funds is included within Accounting and transfer agent fees and expenses in the Statement of Operations.

The Advisor has entered into subadvisory agreements with Mercury Asset Management International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisors that are indirect subsidiaries of Merrill Lynch & Co., Inc. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the International and Global Equity Funds. There is no increase in the aggregate fees paid by the Funds for these services.

The International and Global Equity Funds paid commissions on Fund transactions to an affiliated broker in the amounts of $328,247 and $173, respectively, during the year ended June 30, 1999.

As permitted under Rule 10f-3 of the Investment Company Act of 1940, the Board of Trustees of the Trust has adopted procedures which allow the Funds, under certain conditions described in the Rule, to acquire newly-issued securities from a member of an underwriting group in which an affiliated underwriter participates.

NOTE 3.
SECURITIES TRANSACTIONS. Purchases and sales of investment securities, other than short-term investments, for the year ended June 30, 1999 were as follows:

                                                            Purchases                          Sales
                                                  ------------------------------   ------------------------------
                      Fund                        U.S. Government      Other       U.S. Government      Other
-----------------------------------------------------------------------------------------------------------------
Equity Income Fund..............................             --     $ 27,289,577              --     $ 60,758,419
Mid-Cap Fund....................................             --        6,756,175              --        7,362,305
Small Cap Fund..................................             --       61,652,661              --       85,862,362
International Fund..............................             --      526,880,293              --      640,486,123
Global Equity Fund..............................             --        2,750,821              --        2,781,463
Balanced Fund...................................   $112,137,782       24,637,111    $105,585,575       37,520,070
Total Return Bond Fund..........................    158,522,021      110,173,269     127,775,304       62,817,428
Low Duration Fund...............................    531,227,253      329,611,371     476,477,567      207,104,333
Short-Term Investment Fund......................     26,202,362       41,028,878      24,339,321       19,196,120

As of June 30, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                                                Net Appreciation       Appreciated        Depreciated
                            Fund                                 (Depreciation)         Securities         Securities
----------------------------------------------------------------------------------------------------------------------
Equity Income Fund..........................................      $ 31,907,975         $38,196,720        $ (6,288,745)
Mid-Cap Fund................................................           (82,447)            648,455            (730,902)
Small Cap Fund..............................................       (10,444,080)          3,228,820         (13,672,900)
International Fund..........................................       139,098,914         219,815,064         (80,716,150)
Global Equity Fund..........................................           556,460           1,191,669            (635,209)
Balanced Fund...............................................         5,267,232           9,682,465          (4,415,233)
Total Return Bond Fund......................................        (2,859,349)            394,539          (3,253,888)
Low Duration Fund...........................................        (8,501,116)          1,227,971          (9,729,087)
Short-Term Investment Fund..................................          (368,526)             99,480            (468,006)

At June 30, 1999, the cost of investments for federal income tax purposes was $116,952,551, $7,000,341, $62,080,423, $1,185,812,447, $6,964,600, $92,152,884,
$127,144,610, $442,460,778 and $57,399,333 for the Equity Income, Mid-Cap, Small
Cap, International, Global Equity, Balanced, Total Return Bond, Low Duration and Short-Term Investment Funds, respectively. Any differences between book and tax are due primarily to wash sale losses. In addition, the cost basis differences in the International Fund and Global Equity Fund are due to mark-to-market adjustments for passive foreign investment companies.

At June 30, 1999, the following Funds deferred, on a tax basis, post-October losses of:

                            Fund                                Post-October Losses
-----------------------------------------------------------------------------------
Mid-Cap Fund................................................        $  339,647
Small Cap Fund..............................................         4,058,500
Total Return Bond Fund......................................         1,372,787
Low Duration Fund...........................................         1,293,682
Short-Term Investment Fund..................................            73,268

Such amounts may be used to offset future capital gains.

At June 30, 1999, the Small Cap Fund had accumulated net realized capital loss carryovers of $1,842,953 expiring in 2007. The Low Duration Fund had accumulated net realized capital loss carryovers of $723,707 expiring in 2007. The Short-Term Investment Fund had accumulated net realized capital loss carryovers of $61,761 expiring in 2004 and $38,974 expiring in 2005. The Short-Term Investment Fund utilized capital loss carryovers of $5,206 in 1999. To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

NOTE 4.
FORWARD CURRENCY EXCHANGE CONTRACT. At June 30, 1999, the Global Equity Fund had entered into a "portfolio hedge" forward currency exchange contract that obligates the Fund to deliver and receive currency at a specified future date. The net unrealized depreciation of $428 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contract are as follows:

                               Currency to               U.S. $ Value at               Currency to               U.S. $ Value at
   Settlement Date            be Delivered                June 30, 1999                be Received                June 30, 1999
--------------------------------------------------------------------------------------------------------------------------------
8/31/99..............    29,548,500 Japanese Yen            $246,501                  U.S. Dollars                   $246,073

NOTE 5.
FEDERAL TAX DISCLOSURE (UNAUDITED). For the year ended June 30, 1999, the following percent of dividends distributed were derived from interest on U.S. government securities which is generally exempt from state income tax: Balanced Fund 9%, Total Return Bond Fund 18%, Low Duration Fund 16% and Short-Term Investment Fund 9%. For the year ended June 30, 1999, the following percent of ordinary distributions paid qualifies for the dividend received deduction available to corporate shareholders: Equity Income Fund 100%, Mid-Cap Fund 12%, Small Cap Fund 3%, Global Equity Fund 26%, Balanced Fund 35%, Total Return Bond Fund 1% and Low Duration Fund 1%.

During the year ended June 30, 1999, the International Fund generated $39,260,565 of foreign source income and paid $2,147,066 of foreign taxes. The Fund elects to pass foreign taxes through to the Fund's shareholders for their 1999 tax returns. Updated data will be sent with 1999 Forms 1099-DIV to enable shareholders to have information to claim either a foreign tax credit or to take a foreign tax deduction on their 1999 income tax returns.

During the year ended June 30, 1999, the following Funds paid capital gain dividends (taxable as long-term capital gains).

                            Fund                                Per Share
-------------------------------------------------------------------------
Equity Income Fund..........................................     $2.8078
Mid-Cap Fund................................................     $0.3471
Small Cap Fund..............................................     $1.0951
International Fund..........................................     $0.3357
Global Equity Fund..........................................     $0.0227
Balanced Fund...............................................     $0.7148
Total Return Bond Fund......................................     $0.0058
Low Duration Fund...........................................     $0.0038

Information regarding these distributions was provided with the 1998 Forms 1099-DIV sent to shareholders in January 1999.

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                              ----------------------------------------------
                     EQUITY INCOME FUND                        1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $22.02    $21.25    $18.91    $17.24    $15.07
                                                              ------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.41      0.46      0.49      0.45(1)   0.49
    Net realized and unrealized gain on investments.........    0.82      4.02      4.15      2.89      2.48
                                                              ------    ------    ------    ------    ------
    Total from investment operations........................    1.23      4.48      4.64      3.34      2.97
                                                              ------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.41)    (0.46)    (0.48)    (0.57)    (0.44)
    Distributions (from realized gains).....................   (2.88)    (3.25)    (1.82)    (1.10)    (0.36)
                                                              ------    ------    ------    ------    ------
    Total distributions.....................................   (3.29)    (3.71)    (2.30)    (1.67)    (0.80)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of Year................................  $19.96    $22.02    $21.25    $18.91    $17.24
                                                              ======    ======    ======    ======    ======
TOTAL RETURN................................................    7.32%    22.60%    26.15%    20.04%    20.49%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $148.7    $175.3    $185.9    $182.5    $127.1
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.91%     0.87%     0.88%     0.98%     1.02%
    After expense reimbursement.............................    0.91%     0.87%     0.88%     0.98%     1.00%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    2.09%     1.99%     2.49%     2.56%     3.11%
    After expense reimbursement.............................    2.09%     1.99%     2.49%     2.56%     3.14%
Portfolio turnover rate.....................................      18%       23%       44%       24%       50%

(1)Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Year Ended June 30,    January 2, 1997*
                                                              --------------------        through
                        MID-CAP FUND                            1999        1998       June 30, 1997
------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................   $12.92      $11.65         $10.00
                                                               ------      ------         ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................     0.16        0.13           0.07
    Net realized and unrealized gain on investments.........     0.46        1.60           1.64
                                                               ------      ------         ------
    Total from investment operations........................     0.62        1.73           1.71
                                                               ------      ------         ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................       --       (0.14)         (0.06)
    Distributions (from realized gains).....................    (1.51)      (0.32)            --
                                                               ------      ------         ------
    Total distributions.....................................    (1.51)      (0.46)         (0.06)
                                                               ------      ------         ------
Net Asset Value, End of Period..............................   $12.03      $12.92         $11.65
                                                               ======      ======         ======
TOTAL RETURN................................................     7.66%      15.00%         17.15%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................     $6.9        $7.5           $2.0
Ratio of expenses to average net assets:
    Before expense reimbursement............................     2.02%       2.72%          8.26%+
    After expense reimbursement.............................     1.05%       1.00%          1.00%+
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement............................     0.46%      (0.52)%        (5.39)%+
    After expense reimbursement.............................     1.43%       1.20%          1.87%+
Portfolio turnover rate.....................................      113%         71%            23%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                              ----------------------------------------------
                       SMALL CAP FUND                          1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $26.48    $23.83    $21.33    $21.53    $19.53
                                                              ------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income (loss)............................   (0.05)(2) (0.06)(1)  0.03      0.05(1)  (0.06)
    Net realized and unrealized gain (loss) on
      investments...........................................   (3.88)     5.13      5.62      2.80      2.84
                                                              ------    ------    ------    ------    ------
    Total from investment operations........................   (3.93)     5.07      5.65      2.85      2.78
                                                              ------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................      --     (0.05)    (0.09)       --        --
    Distributions (from realized gains).....................   (1.53)    (2.37)    (3.06)    (3.05)    (0.78)
                                                              ------    ------    ------    ------    ------
    Total distributions.....................................   (1.53)    (2.42)    (3.15)    (3.05)    (0.78)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of Year................................  $21.02    $26.48    $23.83    $21.33    $21.53
                                                              ======    ======    ======    ======    ======
TOTAL RETURN................................................  (14.26)%   22.24%    29.74%    14.24%    14.79%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................   $53.4     $94.9     $27.5     $16.5     $20.5
Ratio of expenses to average net assets:
    Before expense reimbursement............................    1.19%     0.94%     1.30%     1.21%     1.49%
    After expense reimbursement.............................    1.05%     0.94%     1.00%     1.00%     1.00%
Ratio of net investment income (loss) to average net assets:
    Before expense reimbursement............................   (0.40)%   (0.23)%   (0.20)%    0.03%    (0.82)%
    After expense reimbursement.............................   (0.26)%   (0.23)%    0.10%     0.24%    (0.34)%
Portfolio turnover rate.....................................     105%       85%       88%      119%       81%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.

(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Distributor Class                  Investor Class
                                                Investor Class     June 2, 1999*                 Year Ended June 30,
                                                  Year Ended          through        --------------------------------------------
              INTERNATIONAL FUND                June 30, 1999      June 30, 1999       1998         1997        1996        1995
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period..........     $  25.33           $25.20         $  24.17      $20.44      $17.70      $16.79
                                                   --------           ------         --------      ------      ------      ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income.....................         0.59             0.05             0.59        0.59(1)     0.56(1)     0.28
    Net realized and unrealized gain on
      investments.............................         0.40             0.47             1.23        3.78        2.51        1.52
                                                   --------           ------         --------      ------      ------      ------
    Total from investment operations..........         0.99             0.52             1.82        4.37        3.07        1.80
                                                   --------           ------         --------      ------      ------      ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)....        (0.25)              --            (0.66)      (0.48)      (0.14)      (0.44)
    Distributions (from realized gains).......        (0.34)              --               --       (0.16)      (0.19)      (0.45)
                                                   --------           ------         --------      ------      ------      ------
    Total distributions.......................        (0.59)              --            (0.66)      (0.64)      (0.33)      (0.89)
                                                   --------           ------         --------      ------      ------      ------
Net Asset Value, End of Period................     $  25.73           $25.72         $  25.33      $24.17      $20.44      $17.70
                                                   ========           ======         ========      ======      ======      ======
TOTAL RETURN..................................         4.22%            2.06%++          7.77%      21.59%      18.61%      11.08%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)............     $1,378.9             $1.1         $1,476.8      $888.5      $331.0       $51.5
Ratio of expenses to average net assets:
    Before expense reimbursement..............         0.95%            1.30%+           0.89%       1.07%       1.11%       1.39%
    After expense reimbursement...............         0.95%            1.30%+           0.89%       1.00%       1.00%       1.00%
Ratio of net investment income to average net
  assets:
    Before expense reimbursement..............         1.98%            2.77%+           2.32%       2.59%       2.67%       2.45%
    After expense reimbursement...............         1.98%            2.77%+           2.32%       2.66%       2.78%       2.83%
Portfolio turnover rate.......................           41%+++           41%+++           20%         18%         12%         24%

(1) Net investment income per share represents net investment income divided by the average shares outstanding throughout the year.
*   Commencement of operations.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                    Year Ended June 30,          January 2, 1997*
                                                               ------------------------------        through
                     GLOBAL EQUITY FUND                            1999             1998          June 30, 1997
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period........................      $11.38           $11.09             $10.00
                                                                  ------           ------             ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................        0.35             0.28               0.14
    Net realized and unrealized gain on investments.........        0.24             0.51               1.09
                                                                  ------           ------             ------
    Total from investment operations........................        0.59             0.79               1.23
                                                                  ------           ------             ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................       (0.11)           (0.32)             (0.14)
    Distributions (from realized gains).....................       (0.02)           (0.18)                --
                                                                  ------           ------             ------
    Total distributions.....................................       (0.13)           (0.50)             (0.14)
                                                                  ------           ------             ------
Net Asset Value, End of Period..............................      $11.84           $11.38             $11.09
                                                                  ======           ======             ======
TOTAL RETURN................................................        5.40%            7.61%             12.32%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)........................        $7.6             $7.3               $3.7
Ratio of expenses to average net assets:
    Before expense reimbursement............................        2.07%            2.88%              4.43%+
    After expense reimbursement.............................        1.09%            1.00%              1.00%+
Ratio of net investment income to average net assets:
    Before expense reimbursement............................        1.78%            0.00%              0.07%+
    After expense reimbursement.............................        2.76%            1.88%              3.50%+
Portfolio turnover rate.....................................          40%              54%                18%++

*  Commencement of operations.
+  Annualized.
++ Not Annualized.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                           Year Ended June 30,
                                                              ----------------------------------------------
                       BALANCED FUND                           1999      1998      1997      1996      1995
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $19.84    $19.38    $18.27    $16.74    $15.71
                                                              ------    ------    ------    ------    ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.77      0.89      0.90(1)   0.94      0.89
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.04)     1.58      1.86      1.53      1.53
                                                              ------    ------    ------    ------    ------
    Total from investment operations........................    0.73      2.47      2.76      2.47      2.42
                                                              ------    ------    ------    ------    ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.75)    (0.90)    (0.99)    (0.92)    (0.80)
    Distributions (from realized gains).....................   (0.82)    (1.11)    (0.66)    (0.02)    (0.57)
    Return of capital.......................................      --        --        --        --     (0.02)
                                                              ------    ------    ------    ------    ------
    Total distributions.....................................   (1.57)    (2.01)    (1.65)    (0.94)    (1.39)
                                                              ------    ------    ------    ------    ------
Net Asset Value, End of Year................................  $19.00    $19.84    $19.38    $18.27    $16.74
                                                              ======    ======    ======    ======    ======
TOTAL RETURN................................................    4.04%    13.29%    15.75%    15.04%    16.40%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................   $97.9    $104.6     $90.2     $70.6     $32.1
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.98%     0.93%     0.98%     1.06%     1.19%
    After expense reimbursement.............................    0.95%     0.93%     0.98%     1.00%     1.00%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    3.99%     4.49%     4.77%     5.20%     5.44%
    After expense reimbursement.............................    4.02%     4.49%     4.77%     5.26%     5.63%
Portfolio turnover rate.....................................     135%      121%      117%       92%       51%

(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                              Distributor Class        Investor Class         Investor Class
                                             Investor Class     June 2, 1999*       Year Ended June 30,      December 6, 1994*
                                               Year Ended          through        ------------------------        through
TOTAL RETURN BOND FUND                       June 30, 1999      June 30, 1999      1998     1997     1996      June 30, 1995
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.......      $13.46            $12.88         $13.04   $12.78   $12.94        $12.00
                                                 ------            ------         ------   ------   ------        ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..................        0.81              0.06           0.89     0.99     0.84(1)       0.46
    Net realized and unrealized gain (loss)
      on investments.......................       (0.49)            (0.03)          0.50     0.30     0.06          0.94
                                                 ------            ------         ------   ------   ------        ------
    Total from investment operations.......        0.32              0.03           1.39     1.29     0.90          1.40
                                                 ------            ------         ------   ------   ------        ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment
      income)..............................       (0.83)            (0.06)         (0.97)   (0.92)   (0.93)        (0.46)
    Distributions (from realized gains)....       (0.10)               --             --    (0.11)   (0.13)           --
                                                 ------            ------         ------   ------   ------        ------
    Total distributions....................       (0.93)            (0.06)         (0.97)   (1.03)   (1.06)        (0.46)
                                                 ------            ------         ------   ------   ------        ------
Net Asset Value, End of Period.............      $12.85            $12.85         $13.46   $13.04   $12.78        $12.94
                                                 ======            ======         ======   ======   ======        ======
TOTAL RETURN...............................        2.30%             0.23%++       11.04%   10.48%    7.05%        11.88%++
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions).......      $124.3                $0.4        $45.2    $14.3    $43.4         $15.3
Ratio of expenses to average net assets:
    Before expense reimbursement...........        0.79%             1.18%+         1.02%    0.95%    0.98%         2.93%+
    After expense reimbursement............        0.65%             0.90%+         0.65%    0.65%    0.68%         0.80%+
Ratio of net investment income to average
  net assets:
    Before expense reimbursement...........        5.64%             5.98%+         6.28%    6.78%    6.86%         4.92%+
    After expense reimbursement............        5.78%             6.26%+         6.65%    7.08%    7.16%         7.05%+
Portfolio turnover rate....................         233%+++           233%+++        195%     173%      51%           68%++

*   Commencement of operations.
(1) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
+   Annualized.
++  Not Annualized.
+++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                               Year Ended June 30,
                                                              ------------------------------------------------------
                     LOW DURATION FUND                         1999        1998        1997        1996        1995
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $10.20      $10.23      $10.12      $10.15      $ 9.93
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.60        0.66        0.66        0.68        0.75
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.28)       0.05        0.10        0.06        0.23
                                                              ------      ------      ------      ------      ------
    Total from investment operations........................    0.32        0.71        0.76        0.74        0.98
                                                              ------      ------      ------      ------      ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.59)      (0.68)      (0.64)      (0.72)      (0.75)
    Distributions (from realized gains).....................   (0.02)      (0.06)      (0.01)      (0.05)      (0.01)
                                                              ------      ------      ------      ------      ------
    Total distributions.....................................   (0.61)      (0.74)      (0.65)      (0.77)      (0.76)
                                                              ------      ------      ------      ------      ------
Net Asset Value, End of Year................................  $ 9.91      $10.20      $10.23      $10.12      $10.15
                                                              ======      ======      ======      ======      ======
TOTAL RETURN................................................    3.15%       7.19%       7.79%       7.47%      10.23%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................  $410.0      $253.2      $171.2      $189.2      $123.3
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.64%       0.65%       0.66%       0.60%       0.75%
    After expense reimbursement.............................    0.58%       0.58%       0.58%       0.58%       0.58%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    5.65%       6.39%       6.26%       7.07%       7.43%
    After expense reimbursement.............................    5.71%       6.46%       6.34%       7.09%       7.61%
Portfolio turnover rate.....................................     201%        119%        202%         50%         71%

                     See Notes to the Financial Statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                         Year Ended June 30,
                                                              ------------------------------------------
                 SHORT-TERM INVESTMENT FUND                    1999     1998     1997     1996     1995
--------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year..........................  $10.13   $10.15   $10.17   $10.12   $10.21
                                                              ------   ------   ------   ------   ------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................................    0.57     0.63     0.58     0.66     0.66
    Net realized and unrealized gain (loss) on
      investments...........................................   (0.11)    0.00    (0.01)    0.05    (0.09)
                                                              ------   ------   ------   ------   ------
    Total from investment operations........................    0.46     0.63     0.57     0.71     0.57
                                                              ------   ------   ------   ------   ------
  LESS DISTRIBUTIONS:
    Dividends (from net investment income)..................   (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
    Return of capital.......................................      --       --       --    (0.00)      --
                                                              ------   ------   ------   ------   ------
    Total distributions.....................................   (0.54)   (0.65)   (0.59)   (0.66)   (0.66)
                                                              ------   ------   ------   ------   ------
Net Asset Value, End of Year................................  $10.05   $10.13   $10.15   $10.17   $10.12
                                                              ======   ======   ======   ======   ======
TOTAL RETURN................................................    4.70%    6.37%    5.77%    7.23%    5.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (millions)..........................   $50.9    $28.0    $21.7    $18.7    $19.8
Ratio of expenses to average net assets:
    Before expense reimbursement............................    0.68%    0.92%    0.96%    0.88%    1.26%
    After expense reimbursement.............................    0.48%    0.48%    0.48%    0.48%    0.48%
Ratio of net investment income to average net assets:
    Before expense reimbursement............................    5.32%    5.92%    5.34%    6.15%    5.74%
    After expense reimbursement.............................    5.52%    6.36%    5.82%    6.55%    6.52%
Portfolio turnover rate.....................................     144%     121%     154%      60%      81%

                     See Notes to the Financial Statements

HOTCHKIS
AND WILEY FUNDS
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Hotchkis and Wiley Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Equity Income Fund, the Mid-Cap Fund, the Small Cap Fund, the International Fund, the Global Equity Fund, the Balanced Fund, the Total Return Bond Fund, the Low Duration Fund and the Short-Term Investment Fund (nine of the ten portfolios of Hotchkis and Wiley Funds, the "Funds") at June 30, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS

Milwaukee, WI
August 11, 1999